     As filed with the Securities and Exchange Commission on March 25, 1997



                                                                1933 ACT FILE NO. 333-22595
                                                                1940 ACT FILE NO. 811-4058


================================================================================
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    Form N-2
            Registration Statement Under The Securities Act of 1933          [X]
                         Pre-Effective Amendment No. 1                       [ ]
                          Post-Effective Amendment No.                       [ ]
                                     and/or

        Registration Statement Under The Investment Company Act of 1940      [X]

                                Amendment No. 19

                            ------------------------

                              THE KOREA FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                       c/o Scudder, Stevens & Clark, Inc.
                                345 Park Avenue
                            New York, New York 10154
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code))

       Registrant's Telephone Number, including Area Code: (212) 326-6200
                            ------------------------

                      JURIS PADEGS, CHAIRMAN OF THE BOARD
                          PAMELA A. MCGRATH, TREASURER
                       C/O SCUDDER, STEVENS & CLARK, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
(NAME AND ADDRESS (NUMBER, STREET, CITY, STATE, ZIP CODE) OF AGENTS FOR SERVICE)
                            ------------------------

                                With copies to:

                MEREDITH M. BROWN                          THOMAS A. DECAPO
               DEBEVOISE & PLIMPTON                     SKADDEN, ARPS, SLATE,
                 875 THIRD AVENUE                         MEAGHER & FLOM LLP
             NEW YORK, NEW YORK 10022                     ONE BEACON STREET
                                                     BOSTON, MASSACHUSETTS 02108

                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                      PROPOSED
                                                      PROPOSED        MAXIMUM
                                                      MAXIMUM        AGGREGATE       AMOUNT OF
TITLE OF SECURITIES                AMOUNT BEING    OFFERING PRICE     OFFERING      REGISTRATION
BEING REGISTERED                    REGISTERED      PER SHARE(1)      PRICE(1)         FEE(2)
--------------------------------------------------------------------------------------------------
Common Stock, par value $.01
  per share..................... 12,429,083 Shares      $12.30    $152,877,720.90    $46,326.58
==================================================================================================


(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on a discount from the average of the high and low sales prices for the Fund's Common Stock reported on the New York Stock Exchange Composite Tape on February 26, 1997.


(2) Previously paid.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                              THE KOREA FUND, INC.

                                    FORM N-2

                             CROSS-REFERENCE SHEET
                             PART A: THE PROSPECTUS

                  FORM N-2 ITEM NUMBER                           PROSPECTUS/SAI CAPTION
--------------------------------------------------------   -----------------------------------
 1. Outside Front Cover.................................   Outside Front Cover Page of
                                                             Prospectus
 2. Inside Front and Outside Back Cover Page............   Cover Page of Prospectus
 3. Fee Table and Synopsis..............................   Prospectus Summary; Fee Table
 4. Financial Highlights................................   Financial Highlights
 5. Plan of Distribution................................   Cover Page; Prospectus Summary; The
                                                             Offer
 6. Selling Shareholders................................   Not Applicable
 7. Use of Proceeds.....................................   Use of Proceeds
 8. General Description of the Registrant...............   Cover Page of Prospectus;
                                                           Prospectus Summary; The Fund; The
                                                             Offer; Risk Factors and Special
                                                             Considerations; Investment
                                                             Objective and Policies;
                                                             Investment Restrictions; Common
                                                             Stock
 9. Management..........................................   Investment Advisers; Portfolio
                                                             Transactions and Brokerage;
                                                             Custodian; Dividend Paying Agent,
                                                             Transfer Agent and Registrar;
                                                             Common Stock
10. Capital Stock, Long-Term Debt, and Other
  Securities............................................   Common Stock; Dividends and
                                                             Distributions; Dividend
                                                             Reinvestment and Cash Purchase
                                                             Plan; Taxation
11. Defaults and Arrears on Senior Securities...........   Not Applicable
12. Legal Proceedings...................................   Not Applicable
13. Table of Contents of the Statement of Additional
    Information.........................................   Table of Contents of Statement of
                                                             Additional Information
                         PART B: STATEMENT OF ADDITIONAL INFORMATION
14. Cover Page..........................................   Cover Page of SAI
15. Table of Contents...................................   Cover Page of SAI
16. General Information and History.....................   Not Applicable
17. Investment Objective and Policies...................   Investment Objective and Policies;
                                                             Investment Restrictions
18. Management..........................................   Directors and Officers
19. Control Persons and Principal Holders of
  Securities............................................   Common Stock
20. Investment Advisory and Other Services..............   Investment Advisers; Custodian;
                                                             Dividend Paying Agent, Transfer
                                                             Agent and Registrar; Experts
21. Brokerage Allocation and Other Practices............   Portfolio Transactions and
                                                           Brokerage
22. Tax Status..........................................   Taxation
23. Financial Statements................................   Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

PROSPECTUS

                               12,429,083 SHARES

LOGO                          THE KOREA FUND, INC.

                                  COMMON STOCK
                               ------------------


    The Korea Fund, Inc. (the "Fund") is issuing to its shareholders of record (the "Record Date Shareholders") as of the close of business on March 31, 1997 (the "Record Date") rights (the "Rights") entitling the holders thereof to subscribe for an aggregate of 12,429,083 shares (the "Shares") of the Fund's Common Stock at the rate of one share of Common Stock for each three Rights held and entitling such Record Date Shareholders to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription Rights (the "Offer"). Each Record Date Shareholder is being issued one Right for each 1.01 shares of Common Stock owned on the Record Date, rounded to the nearest whole Right. No fractional Rights will be issued. The Rights are transferable and are expected to be listed for trading on the New York Stock Exchange ("NYSE"). The Shares are expected to be listed for trading on the NYSE, Pacific Stock Exchange ("PSE") and Osaka Stock Exchange ("OSE"). See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (the "Subscription Price")
will be $      .



    THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 18, 1997 UNLESS EXTENDED AS DESCRIBED HEREIN.



    The Fund is a non-diversified, closed-end management investment company, commenced operations in 1984 and, as of March 21, 1997, had net assets of $474,223,913. The Fund's investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. It is the policy of the Fund normally to invest at least 80% of the Fund's net assets in securities listed on the Korea Stock Exchange (the "Stock Exchange"). No assurance can be given that the Fund's investment objective will be realized. Investment in Korea involves certain considerations, such as restrictions on foreign investment and repatriation of capital, fluctuations of currency exchange rates, and political and economic risks, that are not normally involved in investments in the United States and that may be deemed to involve speculative risks. SEE "INVESTMENT OBJECTIVE AND POLICIES," "RISK FACTORS AND SPECIAL CONSIDERATIONS" AND ANNEX A, "THE REPUBLIC OF KOREA."


    Scudder, Stevens & Clark, Inc. (the "Manager") manages the Fund. Daewoo Capital Management Co., Ltd. (the "Korean Adviser") acts as Korean adviser. The address of the Fund is 345 Park Avenue, New York, New York 10154, and its telephone number is (212) 326-6200. All questions relating to the Offer should be directed to the Information Agent, Georgeson & Company Inc., toll free at
(800) 223-2064 or call collect at (212) 509-6240.
                               ------------------


    The Fund's currently outstanding shares of Common Stock are, and the Shares offered hereby will be, listed on the NYSE and the PSE under the symbol "KF" and on the OSE under the symbol "8676." The Rights will trade on the NYSE under the symbol "KF-RT". The Fund announced the Offer after the close of trading on the NYSE on February 28, 1997. The net asset value per share of Common Stock at the close of business on February 28, 1997 and March 21, 1997 was $13.87 and $12.62, respectively, and the last sale price of the Common Stock on the NYSE Composite Tape on those dates was $15.25 and $14.125, respectively.

                               ------------------

    As a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. An immediate substantial dilution of the aggregate net asset value of the shares of Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer. SEE "THE OFFER" AND "RISK FACTORS AND SPECIAL CONSIDERATIONS."
                               ------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

===========================================================================================================================

                                                           SUBSCRIPTION                                   PROCEEDS TO
                                                               PRICE              SALES LOAD(1)             FUND(2)
---------------------------------------------------------------------------------------------------------------------------
Per Share                                                        $                      $                      $
---------------------------------------------------------------------------------------------------------------------------
Total                                                            $                      $                      $
===========================================================================================================================

(1) The Fund has agreed to pay Smith Barney Inc. (the "Dealer Manager") and other broker-dealers included in the selling group to be formed and managed by the Dealer Manager ("Selling Group Members") fees equal to 2.50% of the Subscription Price for Shares either issued upon exercise of the Rights as a result of their soliciting efforts or purchased from the Dealer Manager for sale to the public. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights will receive fees for their soliciting efforts of up to .50% of the Subscription Price, subject generally to a maximum fee based upon the number of shares of Common Stock held by each such broker-dealer through the Depository Trust Company on the Record Date. The Fund will pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.00% of the aggregate Subscription Price. The Fund has agreed to indemnify the Dealer Manager against certain liabilities under the U.S. Securities Act of 1933, as amended. See "The Offer -- Distribution Arrangements." The total sales load shown in the table assumes that the exercise of all Rights was solicited by Selling Group Members.


(2) Before deduction of expenses incurred by the Fund, estimated at $757,113, including up to an aggregate of $25,000 to be paid to the Dealer Manager in reimbursement of its expenses.

                               ------------------


    Prior to the Expiration Date, the Dealer Manager may offer Shares of Common Stock, including Shares acquired through the purchase and exercise of Rights, at prices it sets from time to time. Because the Dealer Manager will determine the price, it may realize profits or losses independent of any fees referred to under "The Offer -- Distribution Arrangements."

                               ------------------


    This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and to retain it for future reference. A Statement of
Additional Information, dated          , 1997 (the "SAI"), containing additional
information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI may be obtained without charge by calling the Fund's Information Agent, Georgeson & Company Inc., toll free at
(800) 223-2064 or collect at (212) 509-6240. The table of contents of the SAI is on page 49 of this Prospectus.

                               ------------------
                               SMITH BARNEY INC.

The date of this Prospectus is       , 1997.

     In this Prospectus, unless otherwise specified, all references to "billion" are to one thousand million, to "trillion" are to one thousand billion, to "Dollars," "US$" or "$" are to United States Dollars and to "Won" or "W" are to Korean Won. On March 21, 1997, the daily weighted average exchange rate as published by the Korea Finance Clearings Institute was Won 883.50 = $1.00. No representation can be made as to whether the Won or Dollar amounts in this Prospectus could have been or could be converted into Dollars or Won, as the case may be, at such rates, at any other rates or at all. See Annex A, "The Republic of Korea -- Foreign Exchange" for information regarding the rates of exchange between the Won and the Dollar for the five years prior to the date of this Prospectus. Reference should be made to "Risk Factors and Special Considerations -- Currency Fluctuations" for a better understanding of the effect of the fluctuation of the exchange rate between the Won and the Dollar on the Fund and the significance, in Dollar terms, of amounts set forth in this Prospectus in Won and of amounts in comparison based on, or computed by reference to, such currency.


     Unless otherwise indicated, Dollar equivalent information in Won for a period is based on the average of the daily exchange rates for the days in the period, and Dollar information for Won as of a specified date is based on the exchange rate for that date, as contained in International Financial Statistics, International Monetary Fund.

     Certain numbers in this Prospectus have been rounded for ease of presentation. Since most calculations have been made on unrounded figures, the sum of the component figures in many of the tables presented may not precisely equal the totals shown.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the United States Securities and Exchange Commission (the "Commission"). Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices at 7 World Trade Center, New York, New York 10048 and 14th Floor, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission also maintains a Web site (http://www.sec.gov) containing reports and other information regarding the Fund that have been filed electronically with the Commission. The Fund's shares of Common Stock are listed on the stock exchanges referred to on the cover page of this Prospectus, and reports and other information concerning the Fund can be inspected at such exchanges.

     A Registration Statement on Form N-2 relating to the Shares has been filed by the Fund with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement of which this Prospectus and the Statement of Additional Information (the "SAI") incorporated herein by reference constitute a part. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.
                          ---------------------------

     IN CONNECTION WITH THIS OFFERING, THE DEALER MANAGER MAY EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE RIGHTS AND THE COMMON STOCK AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, ANY OTHER EXCHANGES ON WHICH THE COMMON STOCK AND/OR THE RIGHTS HAVE BEEN ADMITTED TO TRADING PRIVILEGES, IN THE OVER-THE-COUNTER MARKET, OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                              EXPENSE INFORMATION

     The following table sets forth certain fees and expenses of the Fund.

SHAREHOLDER TRANSACTION EXPENSES:

  Sales Load (as a percentage of offering price)(1)(2)...............................    3.5%
  Dividend Reinvestment and Cash Purchase Plan Fees..................................    (3)

ANNUAL FUND OPERATING EXPENSES: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's net assets (based on estimated expenses for the fiscal year ending June 30, 1996).

  Management Fees....................................................................    .99%
  Other expenses.....................................................................    .29%
                                                                                       -----
          Total Annual Fund Operating Expenses.......................................   1.28%
                                                                                       =====

EXAMPLE:(4)

                                                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                            ------     -------     -------     --------
  Based on the level of total Fund operating expenses
     listed above, the total expenses relating to a $1,000
     investment in the Fund at the end of each period,
     assuming a 5% annual return, are listed below........   $ 13        $41        $  70        $155

---------------
(1) The Fund has agreed to pay the Dealer Manager and each Selling Group Member fees equal to 2.50% of the Subscription Price for each Share either issued upon exercise of the Rights as a result of their soliciting efforts or purchased from the Dealer Manager for sale to the Public. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights will receive fees for their soliciting efforts of up to .50% of the Subscription Price, subject generally to a maximum fee based upon the number of shares of Common Stock held by each such broker-dealer through the Depository Trust Company on the Record Date. The Fund will pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.00% of the aggregate Subscription Price. These fees will be borne by all of the Fund's shareholders, including those shareholders who do not exercise their Rights. The total sales load shown in the table assumes that the exercise of all Rights was solicited by Selling Group Members. See "The Offer--Distribution Arrangements."
(2) Does not include expenses of the Fund incurred in connection with the Offer,
    estimated at $         .
(3) There is no charge to participants for reinvesting dividends and capital gains distributions (the Plan Agent's fees are paid by the Fund). Participants are charged a $0.75 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.
(4) The Example assumes reinvestment of all dividends and distributions at net asset value, reflects all recurring and non-recurring fees including the Sales Load and other expenses of the Fund incurred in connection with the Offer, assumes that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same each year, and assumes that all of the Rights are exercised.

     The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment and Cash Purchase Plan may receive shares issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

     The figure provided under "Other Expenses" is based upon estimated amounts for the current fiscal year. For more complete descriptions of certain of the Fund's costs and expenses, see "Investment Advisers."

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information ("SAI") which is incorporated herein by reference. Investors should carefully consider information set forth under the heading "Risk Factors and Special Considerations."

THE OFFER


     The Korea Fund, Inc. (the "Fund") is issuing to its shareholders of record (the "Record Date Shareholders") as of the close of business on October 31, 1997 (the "Record Date") transferable rights (the "Rights") to subscribe for an aggregate of shares of Common Stock (the "Shares") of the Fund. Each Record Date Shareholder is being issued one Right for each 1.01 shares of Common Stock owned on the Record Date, rounded to the nearest whole Right. No fractional Rights will be issued. For purposes of determining the number of Shares a Record Date Shareholder may acquire pursuant to the Offer (as defined below), broker-dealers whose Shares are held of record by Cede & Co. ("Cede"), nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. The Rights entitle the Record Date Shareholder to acquire at the Subscription Price (as hereinafter defined) one Share for each three Rights held. Any Record Date Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price, for one full Share during the Subscription Period, which commences on the date of this Prospectus and ends at 5:00 p.m. New York City time, on April 18, 1997 unless extended by the Fund (the "Expiration Date").



     The Rights are evidenced by subscription certificates ("Subscription Certificates") which will be mailed to Record Date Shareholders (except as discussed below under "Foreign Restrictions"). A Record Date Shareholder's right to acquire during the Subscription Period at the Subscription Price one Share for each three Rights held is hereinafter referred to as the "Primary Subscription." Holders of Rights acquired during the Subscription Period ("Rights Holders") may also purchase Shares in the Primary Subscription. All Rights may be exercised immediately upon receipt and until 5:00 p.m., New York City time, on the Expiration Date. (Record Date Shareholders and Rights Holders purchasing Shares in the Primary Subscription are hereinafter referred to as "Exercising Rights Holders.")


     As a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. An immediate substantial dilution of the aggregate net asset value of the shares of Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer. See "Risk Factors and Special Considerations -- Special Considerations."

OVER-SUBSCRIPTION PRIVILEGE

     Any Record Date Shareholder who fully exercises all Rights issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege" and, together with the Primary Subscription, the "Offer"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer -- Over-Subscription Privilege."

SUBSCRIPTION PRICE

     The Subscription Price per Share (the "Subscription Price") is $          .

SOLICITING FEES


     The Fund has agreed to pay Smith Barney Inc. (the "Dealer Manager") and other broker-dealers included in the selling group to be formed and managed by the Dealer Manager ("Selling Group Members") fees equal to 2.50% of the Subscription Price for Shares either issued upon exercise of the Rights as a result of their soliciting efforts or purchased from the Dealer Manager for sale to the Public. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights will receive fees for their soliciting efforts of up to .50% of the Subscription Price, subject generally to a maximum fee based upon the number of shares of Common Stock held by each such broker-dealer through DTC on the Record Date. See "The Offer -- Distribution Arrangements."


INFORMATION AGENT

                    The Information Agent for the Offer is:
                            Georgeson & Company Inc.
                               Wall Street Plaza
                            New York, New York 10005

                           Toll Free: (800) 223-2064

                                       or
                          Call Collect: (212) 509-6240

                          IMPORTANT DATES TO REMEMBER


                        EVENT                                  DATE
          ---------------------------------    -------------------------------------
          Record Date                                     March 31, 1997
          Subscription Period                    March 31, 1997 -- April 18, 1997
          Expiration Date                        April 18, 1997 (unless extended)
          Subscription Certificates and
            Payment for Shares Due                        April 18, 1997
          Notices of Guaranteed Delivery
            Due                                           April 18, 1997
          Subscription Certificates and
            Payment Due Pursuant to Notice
            of Guaranteed Delivery                        April 23, 1997
          Confirmation Date                                 May 2, 1997


EXERCISING RIGHTS

     Rights will be evidenced by Subscription Certificates (see Appendix B) and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check, to State Street Bank and Trust Company, Boston, Massachusetts (the "Subscription Agent"). Exercising Rights Holders will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check. See "The Offer -- Exercise of Rights" and "The Offer -- Payment for Shares."

SALE OF RIGHTS

     The Rights are transferable until the Expiration Date. The Rights are expected to be listed for trading on the New York Stock Exchange (the "NYSE"), and the Shares are expected to be listed for trading on the NYSE, the Pacific Stock Exchange (the "PSE") and the Osaka Stock Exchange (the "OSE"). The Fund has used its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last Business Day (as defined below) prior to the Expiration Date. The Fund expects that a market for the Rights will develop and that the value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale by or to the Dealer Manager. Any Rights to be submitted by the Subscription Agent to the Dealer Manager for purchase or sale must be received by the Subscription Agent at or prior to 5:00 p.m., New York City time, on April 16, 1997, two Business Days prior to the Expiration Date, due to normal settlement procedures. Trading of the Rights on the NYSE will be conducted on a when-issued basis commencing on April 1, 1997 and thereafter on a regular way basis from April 3, 1997 until and including the last Business Day prior to the Expiration Date. If the Subscription Agent receives Rights for sale in a timely manner, it will either sell the Rights to the Dealer Manager or the Dealer Manager will use its best efforts to sell the Rights on the NYSE. The Dealer Manager will also either purchase or attempt to sell any Rights submitted to it by the Subscription Agent that a Record Date Shareholder is unable to exercise because such Rights represent the right to subscribe for less than one Share. Any commissions will be paid by the selling Record Date Shareholder. Neither the Fund nor the Subscription Agent nor the Dealer Manager will be responsible if Rights cannot be sold and none of them has guaranteed any minimum sale price for the Rights. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE. Record Date Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial adviser or the financial press. Exercising Rights Holders' inquiries should be directed to the Information Agent.


RECORD DATE SHAREHOLDERS WITH NON-U.S. ADDRESSES


     Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia) (such shareholders being referred to hereinafter as "Non-U.S. Record Date Shareholders"). Non-U.S. Record Date Shareholders will, however, receive written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Non-U.S. Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 noon, New York City time, on April 16, 1997, two Business Days prior to the Expiration Date, the Rights of those Non-U.S. Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager, who will either purchase the Rights or use its best efforts to sell the Rights on the NYSE. The net proceeds from the sale of those Rights by or to the Dealer Manager will be remitted to the Non-U.S. Record Date Shareholders.


USE OF PROCEEDS

     The net proceeds of the Offer will be invested in accordance with the policies set forth under "Investment Objective and Policies." The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment to permit it to take advantage of investment opportunities that the Fund anticipates in Korea, including rights offerings by Korean issuers, securities that the Fund believes are attractively valued and initial public offerings by Korean issuers, without having to sell existing portfolio holdings which would, in general, cause gains realized by the Fund in appreciated positions to become taxable to shareholders. In addition, the Offer affords existing shareholders the opportunity to purchase additional shares of the Fund's Common Stock at a price that may be below market value and/or net asset value without incurring the transaction costs associated with open-market purchases. See "The Offer -- Purpose of the Offer" and "Foreign Investment and Exchange Controls in Korea -- The Fund's License."

INFORMATION REGARDING THE FUND

     The Fund is a non-diversified, closed-end management investment company designed to facilitate international diversification for U.S. and other investors who desire to participate in the Korean economy. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. It is the policy of the Fund normally to invest at least 80% of its net assets in securities listed on the Korea Stock Exchange (the "Stock Exchange"). The Fund's investment objective is subject to certain investment policies and restrictions described under "Investment Objective and Policies" in this Prospectus and "Investment Restrictions" in the SAI.

INFORMATION REGARDING THE MANAGER AND THE KOREAN ADVISER

     Scudder, Stevens & Clark, Inc. (the "Manager"), a leading global investment manager, acts as investment adviser to and manager of the Fund. As of December 31, 1996, the Manager and its affiliates had over $115 billion under their supervision, of which more than $22 billion was invested in non-U.S. securities. Daewoo Capital Management Co., Ltd., an investment advisory subsidiary of Daewoo Securities Co., Ltd. ("Daewoo Securities"), acts as Korean adviser to the Manager (the "Korean Adviser"). Daewoo Securities is the largest Korean securities firm, based on paid-in equity and total revenues in 1996. See "Investment Advisers."

     Under the Investment Advisory and Management Agreement between the Manager and the Fund, the Manager receives a monthly fee at an annual rate equal to 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1.00% of such net assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. A portion of these fees are paid by the Manager to the Korean Adviser. See "Investment Advisers."

INFORMATION REGARDING THE CUSTODIAN

     Brown Brothers Harriman & Co. acts as custodian for the Fund. The Seoul branch of Citibank, N.A. acts as Subcustodian. See "Custodian."

RISK FACTORS AND SPECIAL CONSIDERATIONS


     Dilution. An immediate substantial dilution of the aggregate net asset value of the shares of Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the Fund's then-net asset value per share, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date, such dilution could be substantial. For example, assuming that all Rights are
exercised and that the Subscription Price of $   is   % below the Fund's net
asset value of $  per share on           , 1997, the Fund's net asset value per
share would be reduced by approximately $          per share.


     Investments in Korea. Investing in securities of Korean companies and of the government (the "Government") of the Republic of Korea ("Korea" or the "Republic") involves certain considerations not typically associated with investing in securities of United States companies or the United States government, including (1) political and economic risks, including the potential for military conflict with North Korea, (2) potential price volatility and lesser liquidity of the Korean securities markets, due in part to their relatively small size and to competition from alternative investment opportunities in Korea, (3) governmental involvement in and influence on the economy and the private sector, (4) restrictions imposed by the Government on foreign investment, which may limit investment opportunities available to the Fund, (5) fluctuations in the rate of exchange between the Won and the Dollar,
(6) restrictions on, and costs associated with, currency conversions and the repatriation of the Fund's principal, income and gains and (7) Korean taxes.

     Korean accounting, auditing and financial reporting standards are not equivalent to United States standards. Therefore, certain material disclosures (including disclosures as to off-balance sheet financing) may not be made and less information may be available with respect to investments in Korea than in the United States. Supervision by governmental agencies and self-regulatory organizations with respect to the securities industry in Korea differs from, and in some respects is less than, such supervision in the United States. The Fund's transaction costs are higher than the transaction costs for the typical investment company investing in U.S. securities. See "Risk Factors and Special Considerations."


     The Government exercises substantial influence over many aspects of the private sector. The Government from time to time has informally influenced the payment of dividends and the prices of certain products, encouraged companies to invest or to concentrate in particular industries, induced mergers between stronger and weaker companies in industries suffering from excess capacity, controlled access to credit on favorable terms, encouraged institutional investment in Korean equity securities, induced private companies to publicly offer their securities and induced banks to make loans to certain companies. Such actions by the Government in the future could have a significant effect on the market prices and dividend yields of Korean equity securities.



     Relations between the Republic and North Korea have been tense over much of the Republic's history. Large armies remain deployed on both sides of the demilitarized zone. The United States still maintains a substantial military force in Korea to reinforce its commitment to the Republic's security. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time; there also have been efforts from time to time to increase economic, cultural and humanitarian contacts between North Korea and Korea. Tensions rose with evidence that North Korea was reprocessing plutonium, apparently as part of a weapons program, and remained unwilling to meet with the Republic in seeking a reduction of military confrontation, as mutually agreed in 1992. After a period of crisis, the U.S., with the Republic's concurrence, concluded "framework agreement" with North Korea in October 1994 under which the Republic, Japan and the U.S. are to supply North Korea with two light-water nuclear power plants and to normalize relations with Pyongyang in return for North Korea's agreement to dismantle its plutonium reprocessing program and to adhere to the Nuclear Non-Proliferation Treaty. However, North-South negotiations to ease military confrontation, also called for in the "framework agreement," have remained blocked by North Korea's persistence in trying to deal directly with the U.S. rather than South Korea on this critical question. Severe food shortages, a declining gross domestic product and a difficult leadership transition after the death of Kim II Sung have contributed to difficult relations with North Korea. In mid-1995, the Republic proposed to North Korea to deliver free rice to improve the climate for a dialogue. Tensions increased, however, following the discovery in September 1996 of a North Korean submarine off the coast of Korea and following the defection in February 1997 of Hwang Jang Yop, a senior North Korean government official who has sought asylum in the Republic.


     Non-Diversified Status. The Fund is classified as a "non-diversified" investment company under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by the 1940 Act as to the percentage of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in a smaller number of issuers, and, as a result, may be subject to greater risk with respect to individual portfolio securities.

     Discount from Net Asset Value. While the Fund's shares have generally traded at a premium in relation to net asset value, continued development of alternatives to the Fund as a vehicle for investment in Korean securities by United States investors may reduce or eliminate (or change to a discount) this premium. See "Market and Net Asset Value Information" and "Foreign Investment and Exchange Controls in Korea -- Further Opening of the Korean Securities Markets" in this Prospectus and "Net Asset Value" in the SAI.

     Charter Provisions. Certain anti-takeover provisions will make a change in the Fund's business or management more difficult without the approval of the Fund's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price. See "Common Stock -- Special Voting Provisions."

                              FINANCIAL HIGHLIGHTS

     The following information includes selected data for a share of the Fund's Common Stock outstanding throughout each period, based on the monthly average of shares outstanding during the period, and other performance information derived from the Fund's financial statements and market price data and has been audited by Coopers & Lybrand L.L.P., independent accountants. This information should be read in conjunction with the Financial Statements and Notes thereto which appear in the SAI.

                                SIX MONTHS
                                  ENDED                            FOR THE FISCAL YEARS ENDED JUNE 30,
                               DECEMBER 31,    ---------------------------------------------------------------------------
                                   1996         1996       1995       1994       1993       1992        1991        1990
                               ------------    ------     ------     ------     ------     -------     -------     -------

PER SHARE OPERATING
  PERFORMANCE
Net Asset Value, Beginning of
  Period......................   $  18.52      $19.89     $18.66     $11.40     $10.75     $ 10.27     $ 14.45     $ 16.84
                                   ------      ------     ------     ------     -------    -------     -------      ------
  Income From Investment
    Operations(a):
  Net Investment Income
    (Loss)....................       (.04)        .02       (.02)      (.03)       .02         .08         .09         .04
  Net Realized and Unrealized
    Gain (Loss) on Investment
    Transactions..............      (4.34)       (.97)      2.42(b)    7.13        .86         .78       (2.13)      (1.99)
                                   ------      ------     ------     ------     -------    -------     -------      ------
  Total From Investment
    Operations................      (4.38)      (0.95)      2.40       7.10        .88         .86       (2.04)      (1.95)
                                   ------      ------     ------     ------     -------    -------     -------      ------
  Less Distributions:
  From Net Investment
    Income....................         --        (.02)        --       (.01)      (.04)       (.06)         --        (.08)
In Excess of Net Investment
  Income......................         --        (.04)        --         --         --          --          --          --
From Net Realized Gains on
  Investment Transactions.....       (.60)       (.36)      (.15)        --       (.20)       (.34)      (2.20)      (1.88)
                                   ------      ------     ------     ------     -------    -------     -------      ------
  Total Distributions.........       (.60)       (.42)      (.15)      (.01)      (.24)       (.40)      (2.20)      (1.96)
                                   ------      ------     ------     ------     -------    -------     -------      ------
Antidilution (Dilution)
  Resulting from the Rights
  Offering (1995), Fourth
  Tranche (1994) and Third
  Tranche (1990); and
  Reinvestment of
  Distributions for Shares at
  Market Value................        .01          --      (1.02)       .22        .01         .02         .06        1.55
                                   ------      ------     ------     ------     -------    -------     -------      ------
  Underwriting Expenditures
    and Offering Costs........         --          --         --       (.05)        --          --          --        (.03)
                                   ------      ------     ------     ------     -------    -------     -------      ------
Net Asset Value, End of
  Period......................   $  13.55      $18.52     $19.89     $18.66     $11.40     $ 10.75     $ 10.27     $ 14.45
                                   ======      ======     ======     ======     =======    =======     =======      ======
Market Value, End of Period...   $  14.88      $21.13     $19.63     $22.00     $15.00     $ 11.38     $ 14.13     $ 22.13
                                   ======      ======     ======     ======     =======    =======     =======      ======
TOTAL RETURN

Per Share Market Value (%)....     (24.27)**     9.73      (5.43)     46.74      34.54      (17.01)     (23.57)     (26.23)
Per Share Net Asset Value
  (%)(c)......................     (27.17)**    (5.09)     13.00      63.77       8.20        7.87      (14.91)      (9.52)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  ($
  millions)...................        509         689        735        550        258         241         228         303
Ratio of Operating Expenses to
  Average Net Assets (%)......       1.32*       1.28       1.32       1.37       1.52        1.52        1.47        1.44
Ratio of Net Investment Income
  (Loss) to Average Net Assets
  (%)(d)......................       (.23)**      .10       (.10)      (.18)       .15         .70         .83         .21
Portfolio Turnover Rate (%)...        7.1*       32.6       10.5       14.3       14.3        18.2        19.2        17.9
Average Commission Rate
  Paid(e).....................   $  .0853      $.1254     $   --     $   --     $   --     $    --     $    --     $    --


                                 1989      1988(1)    1987(1)
                                ------     ------     -------
PER SHARE OPERATING
  PERFORMANCE
Net Asset Value, Beginning of
  Period......................  $13.97     $11.13     $ 7.46
                                ------     ------
  Income From Investment
    Operations(a):
  Net Investment Income
    (Loss)....................     .04        .11        .29
  Net Realized and Unrealized
    Gain (Loss) on Investment
    Transactions..............    4.65       3.64       3.42
                                ------     ------
  Total From Investment
    Operations................    4.69       3.75       3.71
                                ------     ------
  Less Distributions:
  From Net Investment
    Income....................    (.11)      (.29)      (.01)
In Excess of Net Investment
  Income......................      --         --         --
From Net Realized Gains on
  Investment Transactions.....   (1.74)      (.68)      (.03)
                                ------     ------
  Total Distributions.........   (1.85)      (.97)      (.04)
                                ------     ------
Antidilution (Dilution)
  Resulting from the Rights
  Offering (1995), Fourth
  Tranche (1994) and Third
  Tranche (1990); and
  Reinvestment of
  Distributions for Shares at
  Market Value................     .03        .06         --
                                ------     ------
  Underwriting Expenditures
    and Offering Costs........      --         --         --
                                ------     ------
Net Asset Value, End of
  Period......................  $16.84     $13.97     $11.13
                                ======     ======
Market Value, End of Period...  $31.63     $23.58     $23.38
                                ======     ======
TOTAL RETURN
Per Share Market Value (%)....   48.15       5.46     110.89
Per Share Net Asset Value
  (%)(c)......................   33.21      31.17      49.77
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  ($
  millions)...................     323        265        210
Ratio of Operating Expenses to
  Average Net Assets (%)......    1.54       1.53       1.47
Ratio of Net Investment Income
  (Loss) to Average Net Assets
  (%)(d)......................     .24        .92       3.25
Portfolio Turnover Rate (%)...    15.1       19.7        4.4
Average Commission Rate
  Paid(e).....................  $   --     $   --     $   --


---------------
  * Annualized.

 ** Not annualized

(a) Based on monthly average of shares outstanding during each period.

(b) Due to the timing and magnitude of the rights offering, the amount reported herein is not proportional to the aggregate value reported in the Statements of Changes in Net Assets.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's Investment in the Fund based on market price.

(d) The ratio for the six months ended December 31, 1996 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

(e) Average commission rate paid per share of common and preferred stocks in calculated for fiscal years ending on or after June 30, 1996.


(f) All per share and share outstanding amounts for the fiscal years ended June 30, 1988 and June 30, 1987 have been restated to reflect the 200% stock dividend paid on October 11, 1988.

                     MARKET AND NET ASSET VALUE INFORMATION

     The Fund's outstanding Common Stock is, and the Shares will be, listed on the NYSE, the PSE and the OSE. The Fund's shares commenced trading on the NYSE on August 22, 1984, the PSE on April 22, 1987 and the OSE on December 20, 1991. The following table shows for the periods indicated (1) the high and low sales prices for transactions in the Fund's shares on the NYSE Composite Tape, (2) the net asset value as determined on the date closest to each quotation and (3) the discount or premium to net asset value (expressed as a percentage) represented by the quotation.

                            HIGH SALES     NET ASSET      PREMIUM       LOW SALES     NET ASSET      PREMIUM
          PERIOD              PRICE          VALUE       (DISCOUNT)       PRICE         VALUE       (DISCOUNT)
--------------------------  ----------     ---------     ----------     ---------     ---------     ----------
Oct. 1 -- Dec. 31, 1994...   $ 26.750       $ 21.91         22.1%        $19.875       $ 20.69         (3.9%)
Jan. 1 -- March 31,
  1995....................   $ 22.625       $ 20.53         10.2%        $19.125       $ 19.25         (0.6%)
April 1 -- June 30,
  1995....................   $ 23.000       $ 20.25         13.6%        $18.625       $ 19.94         (6.6%)
July 1 -- Sep. 30, 1995...   $ 23.000       $ 22.63          1.6%        $19.625       $ 19.77         (0.7%)
Oct. 1 -- Dec. 31, 1995...   $ 23.500       $ 22.46          4.6%        $20.000       $ 20.26         (1.3%)
Jan. 1 -- May 30, 1996....   $ 23.500       $ 20.56         14.3%        $20.875       $ 19.84          5.2%
April 1 -- June 30,
  1996....................   $ 24.000       $ 22.14          8.4%        $21.000       $ 18.50         13.5%
July 1 -- Sep. 30, 1996...   $ 21.625       $ 18.85         14.7%        $17.875       $ 16.23         10.1%
Oct. 1 -- Dec. 31, 1996...   $ 19.125       $ 17.16         11.5%        $14.500       $ 13.32          8.9%


     Although historically shares of other closed-end investment companies have frequently traded at a discount from net asset value, the Fund's shares have generally traded at a premium to its net asset value. The continued development of alternatives to the Fund as a vehicle for investment in Korean securities by United States investors, as well as the continued opening of the Korean securities markets to direct investment by foreigners, have reduced the premium over time and may reduce future premiums or contribute to a discount. On August 22, 1984, the first day of trading in the Fund's shares, the shares closed at a premium over net asset value per share of 16.5%. The Fund's premium reached a high of 159.0% on August 10, 1987. The Fund's shares traded at a discount to net asset value (of 0.87%) for the first time on March 26, 1992. On March 21, 1997, the last price of the Fund's shares on the NYSE Composite Tape was $14.125, which represented a premium of 11.9% above the net asset value per share of $12.62.


                                    THE FUND

     The Fund, incorporated in Maryland in May 1984, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund commenced operations in August 1984, and has had five previous public offerings totaling approximately $375 million in aggregate price to the public.


     As of March 21, 1997, the Fund's aggregate net assets were $474,223,913. The Fund's investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. The Fund's policy is to invest at least 80% of its net assets in securities listed on the Stock Exchange. As of March 21, 1997, 94.34% of the Fund's net assets were invested in securities listed on the Stock Exchange.


     The Fund is designed to facilitate international diversification by United States and other investors who desire to participate in the Korean economy. Because it invests primarily in the Korean securities markets, and due to the risks inherent in international investments generally, the Fund should be considered only as a vehicle for international diversification and not as a complete investment program. The Fund's Manager is Scudder, Stevens & Clark, Inc., a United States investment counsel firm. The Manager is a leading global investment manager that has been active in international investment for over 40 years. Daewoo Capital Management Co., Ltd., a subsidiary of Daewoo Securities, acts as Korean Adviser to the Manager.

                                   THE OFFER

TERMS OF THE OFFER


     The Fund is issuing Rights to subscribe for the Shares to Record Date Shareholders. Each Record Date Shareholder is being issued one transferable Right for each 1.01 shares of Common Stock owned on the Record Date, rounded to the nearest whole Right. No fractional Rights will be issued. For purposes of determining the maximum number of Shares an Exercising Rights Holder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each three Rights held. Any Record Date Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price, for one full Share. The Rights are evidenced by Subscription Certificates which will be mailed to Record Date Shareholders, except that Subscription Certificates will not be mailed to Foreign Record Date Shareholders. Foreign Record Date Shareholders will, however, receive written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 noon, New York City time, on April 18, 1997, two Business Days prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager, who will either purchase the Rights or use its best efforts to sell the Rights on the NYSE. The net proceeds from the sale of those Rights by or to the Dealer Manager will be remitted to the Foreign Record Date Shareholders. See "Sale of Rights -- Sales through Subscription Agent and Dealer Manager."



     Completed Subscription Certificates may be delivered to State Street Bank and Trust Company (the "Subscription Agent") at any time during the Subscription Period, which commences on the date of this Prospectus and ends at 5:00 p.m., New York City time, on April 18, 1997, the Expiration Date (unless extended by the Fund). Parties that purchase Rights prior to the Expiration Date ("Rights Holders") may also purchase Shares in the Primary Subscription. All Rights may be exercised immediately upon receipt and until 5:00 p.m. on the Expiration Date.


     Any Record Date Shareholder who fully exercises all Rights initially issued to him (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares that were not otherwise subscribed for by Exercising Rights Holders on the Primary Subscription. Record Date Shareholders such as broker-dealers, banks, and other professional intermediaries, who hold shares on behalf of clients, may participate in the Over-Subscription Privilege for a client if the client fully exercises all Rights attributable to him. Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

     Rights will be evidenced by Subscription Certificates (see Appendix B) and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check, to the Subscription Agent. The method by which Rights may be exercised and Shares paid for is set forth below in "Exercise of Rights" and "Payment for Shares." An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NYSE, PSE and OSE.


     The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels, or delivered at or before 5:00 p.m., New York City time, on April 16, 1997, to the Subscription Agent for sale through or to the Dealer Manager. The Fund has used its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE may be conducted until and including the close of trading on the last NYSE trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Sale of Rights." The underlying Shares will be admitted for trading on the NYSE, PSE and

OSE. Since fractional Shares will not be issued, Record Date Shareholders who receive fewer than three Rights will be entitled to purchase one Share. Record Date Shareholders who, after exercising their Rights, are left with fewer than three Rights, will be unable to exercise such Rights and will not be entitled to receive any cash, from the Fund, in lieu of such remaining Rights. However, the Subscription Agent will automatically request the Dealer Manager either to purchase or attempt to sell the number of Rights which a Record Date Shareholder is unable to exercise for such reason after return of a completed and fully exercised Subscription Certificate to the Subscription Agent at or before 5:00 p.m., New York City time, on April 16, 1997, and the Subscription Agent will remit the proceeds, net of commissions, to the Record Date Shareholder.


     The distribution to Record Date Shareholders of transferable Rights which themselves may have intrinsic value will also afford non-participating Record Date Shareholders the potential of receiving a cash payment upon sale of such Rights, which may be viewed as compensation for the possible dilution of their interest in the Fund.

PURPOSE OF THE OFFER

     The Board of Directors of the Fund has determined that the Offer is in the best interests of the Fund and its shareholders because it represents an opportunity to increase the assets of the Fund available for investment, thereby enabling the Fund to take advantage more fully of existing and future investment opportunities in Korea. The Fund anticipates that a number of Korean companies in which the Fund currently owns shares will conduct rights offerings in which the Fund may be able to participate. In addition, on October 1, 1996, the Korean government increased the limit on share ownership by foreign investors in most Korean corporations to 20%; this limit is scheduled to be increased by an additional 3% in each of 1997, 1998 and 1999. The Fund believes that the proceeds of the Offer will benefit shareholders by permitting it to take advantage of these and other investment opportunities that the Fund anticipates in Korea without having to sell existing portfolio holdings, which would, in general, cause gains recognized by the Fund on appreciated positions to become taxable to shareholders. In addition, the Offer affords existing shareholders the opportunity to purchase additional shares of the Fund's Common Stock at a price that may be below market value and/or net asset value without incurring the transaction costs associated with open-market purchases. The proceeds of the Offer will also enable the Fund to participate in initial public offerings by Korean issuers. See "Foreign Investment and Exchange Controls in Korea -- The Fund's License."

     In deciding to approve the Offer, the Fund's Board of Directors considered a number of factors in addition to the foregoing, including the Fund's belief that current valuation levels of certain Korean equity securities have created attractive investment opportunities; the possibility that the Offer could result in a modest decrease in the Fund's expense ratio as a result of certain economies of scale; and the fact that issuing transferable Rights could broaden the Fund's shareholder base, thus improving liquidity. There can be no assurance, however, that these benefits will be realized. The Board of Directors also considered the expenses of the Offer, the likely dilutive effect on non-exercising shareholders, the size of the Offer in relation to the number of shares outstanding and the likelihood that a market for the Rights will develop.

     The Manager and the Korean Adviser will benefit from the Offer because their fees are based on the average daily net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Manager and the Korean Adviser will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, in the event that all the Rights are exercised in full and
net proceeds of the Offer are $          , the Manager and the Korean Adviser
would receive additional annual advisory fees (net, in the case of the Manager,
of the Korean Adviser's fee, which is paid by the Manager) of $          and
$          , respectively, based on the amount of such proceeds. Three of the
Fund's nine Directors who voted to authorize the Offer are "interested persons" of the Fund as that term is defined in the 1940 Act. These three Directors could benefit indirectly from the Offer because of their affiliations with the Manager or the Korean Adviser. See "Investment Advisers" in this Prospectus and "Directors and Officers" in the SAI.

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

OVER-SUBSCRIPTION PRIVILEGE

     Shares not subscribed for by Exercising Rights Holders will be offered, by means of the Over-Subscription Privilege, to the Record Date Shareholders who have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders such as brokerdealers, banks, and other professional intermediaries, who hold shares on behalf of clients, may participate in the Over-Subscription Privilege for a client if the client fully exercises all Rights attributable to him. Record Date Shareholders should indicate on their Subscription Certificates how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain, all over-subscriptions will be honored in full.

     If subscriptions for Shares pursuant to the Over-Subscription Privilege exceed the Shares available, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining Shares each over-subscribing Record Date Shareholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription is distributed on a pro rata basis (except to the extent that individual Record Date Shareholders request fewer shares pursuant to the Over-Subscription Privilege than would otherwise be their pro rata allocation.)

     The Fund will not offer or sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE

     The Subscription Price for the Shares to be issued pursuant to the Rights
will be $          . The Fund does not have the right to withdraw the Offer
after the Rights have been distributed.


     The Fund announced the Offer after the close of trading on the NYSE on February 28, 1997. The net asset value per share of Common Stock at the close of
business on February 28, 1997 and on        , 1997 was $13.87 and $     ,
respectively, and the last reported sale price of a share of the Fund's Common
Stock on the NYSE Composite Tape on those dates was $15.25 and $      ,
respectively. The Subscription Price of $          is approximately a   %
discount to the Fund's net asset value per share on        , 1997. Information
about the Fund's net asset value may be obtained by calling the Information Agent at (800) 223-2064 (toll free) or (212) 509-6240 (collect).


EXPIRATION OF THE OFFER


     The Offer will expire at 5:00 p.m., New York City time, on April 18, 1997, the Expiration Date (unless extended by the Fund). Rights will expire on the Expiration Date and thereafter may not be exercised.


SUBSCRIPTION AGENT


     The Subscription Agent, State Street Bank and Trust Company, will receive for its administrative, processing, invoicing and other services as Subscription Agent a fee estimated to be $74,000, and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's dividend paying agent, transfer agent and registrar with respect to the Shares, and Plan Agent under the Fund's Dividend Reinvestment and Cash Purchase Plan. Questions regarding the Subscription Certificates should be directed to State Street Bank and Trust Company, Corporate Reorganization Department, P.O. Box 9061, Boston, Massachusetts 02205-8606 (telephone (800) 426-5523). Shareholders may also consult their brokers or nominees. Signed Subscription Certificates (see Appendix B) should be sent to State Street Bank and Trust Company by one of the methods described below:


      (1)  BY MAIL:                              Corporate Reorganization Department
                                                 P.O. Box 9061
                                                 Boston, MA 02205-8686
      (2)  BY HAND:                              Bank of Boston
                                                 c/o Boston EquiServe
                                                 Corporate Reorganization
                                                 55 Broadway -- 3rd Floor
                                                 New York, NY 10006

      (3)  BY OVERNIGHT COURIER:                 State Street Bank and Trust
                                                 Corporate Reorganization
                                                 c/o Boston EquiServe
                                                 70 Campunelli Drive
                                                 Braintree, MA 02184

      (4)  BY FACSIMILE (TELECOPIER):            (617) 794-6333, with the original
                                                 Subscription Certificate to be sent by mail,
                                                 hand or overnight courier. Confirm facsimile
                                                 by telephone to
                                                 (617) 794-6388.


     DELIVERY BY METHODS OTHER THAN THOSE STATED ABOVE WILL NOT CONSTITUTE GOOD DELIVERY.

INFORMATION AGENT

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                            Georgeson & Company Inc.
                               Wall Street Plaza
                            New York, New York 10005

                           Toll Free: (800) 223-2064

                                       or

                          Call Collect: (212) 509-6240


     The Information Agent will receive a fee estimated to be $58,000, and reimbursement for all out-of-pocket expenses related to the Offer.


SALES OF RIGHTS


     Sales through Subscription Agent and Dealer Manager. Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription Certificates representing the Rights to be sold by or to the Dealer Manager must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on April 16, 1997. Upon the timely receipt by the Subscription Agent of appropriate instruction to sell Rights, the Subscription Agent will request the Dealer Manager either to purchase the Rights or use its best efforts to sell the rights and the Subscription Agent will remit the proceeds, net of commissions, to the Record Date Shareholders. Rights may be sold through or to the Dealer Manager on the NYSE or otherwise. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Manager on the day such Rights are sold. The sale price of any Rights sold to the Dealer

Manager will be based on the then current market price for the Rights, less amounts comparable to the usual and customary brokerage fees. The selling Record Date Shareholder will pay all brokerage commissions incurred by the Dealer Manager. The Dealer Manager will also either purchase or attempt to sell all Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the non-claiming Record Date Shareholders. The Subscription Agent will hold the proceeds from those purchases or sales for the benefit of such non-claiming Record Date Shareholder until such proceeds are either claimed or escheat. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any such Rights and neither the Fund nor the Subscription Agent nor the Dealer Manager has guaranteed any minimum sales price for the Rights.

     Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the instructions accompanying the Subscription Certificate. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee.

     Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five Business Days prior to the Expiration Date for
(i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund, the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

     Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Manager.

     The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as "DTC Exercised Rights"). The holder of a DTC Exercised Right who was a Record Date Shareholder may exercise the Over-Subscription Privilege in respect of such DTC Exercised Right by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a DTC Participant Over-Subscription Form (see Appendix D), together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised. Copies of the DTC Participant Over-Subscription Form may be obtained from the Subscription Agent.

EXERCISE OF RIGHTS

     Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment of Shares." Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment of Shares") at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Rights Holder's broker, who may charge a fee in connection with such exercise.

     Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares of Common Stock as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.


     A Record Date Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price, for one Share. Fractional Shares will not be issued, and Record Date Shareholders who, upon exercising their Rights, are left with fewer than three Rights will not be able to exercise such remaining Rights. However, the Dealer Manager will automatically either purchase or attempt to sell the number of Rights which a Record Date Shareholder is unable to exercise for this reason after the return of a completed and signed Subscription Certificate received by the Subscription Agent at or before 5:00 p.m., New York City time, April 16, 1997 and the Subscription Agent will remit the proceeds, net of commissions, to such Record Date Shareholder.


EXERCISE OF THE OVER-SUBSCRIPTION PRIVILEGE

     Record Date Shareholders who fully exercise all Rights held by them on the Expiration Date may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto. There is no limit on the number of Shares for which Record Date Shareholders may seek to subscribe pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscription, all over-subscriptions will be honored in full; otherwise, the number of Shares issued to each Record Date Shareholder participating in the Over-Subscription Privilege will be allocated as described above under "Over-Subscription Privilege."

     Banks, brokers and other nominee holders of Rights will be required to certify to the Fund, before any OverSubscription Privilege may be exercised as to any particular beneficial owner, as to (i) the aggregate number of Rights exercised pursuant to the Primary Subscription, (ii) the number of Shares subscribed for pursuant to the OverSubscription Privilege by such beneficial owner, and (iii) that such beneficial owner's Primary Subscription was exercised in full.

PAYMENT FOR SHARES

     Exercising Rights Holders who acquire Shares in the Primary Subscription and Record Date Shareholders who acquire Shares pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

          (1) An Exercising Rights Holder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders) to the Subscription Agent. Subscriptions will be accepted when payment, together with the executed Subscription Certificate, is received by the Subscription Agent; such payment and Subscription Certificates are to be received by the Subscription Agent no later than 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE KOREA FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

          (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery (see Appendix C) by facsimile (telecopy) or otherwise from a bank, a trust company, or a NYSE member guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders), and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (the "Protect Period").

     Within five Business Days following the Protect Period (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if the shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), the share certificates representing the Shares purchased pursuant to the Primary Subscription (and, if applicable, the Over-Subscription Privilege), along with a letter explaining the allocation of Shares pursuant to the Over-Subscription Privilege. Any excess payment to be refunded by the Fund to a Record Date Shareholder who is not allocated the full amount of Shares subscribed for pursuant to the Over-Subscription Privilege will be mailed by the Subscription Agent. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check.

DELIVERY OF SHARE CERTIFICATES

     Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to Exercising Rights Holders as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to Record Date Shareholders as soon as practicable after the Expiration Date and all allocations have been effected. Shares purchased by participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") will be held by the Plan Agent in uncertificated form. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

DISTRIBUTION ARRANGEMENTS

     The Dealer Manager is Smith Barney Inc., 388 Greenwich Street, New York, New York 10013. Under the terms and subject to the conditions contained in a Dealer Manager Agreement dated the date of this Prospectus, the Dealer Manager provides marketing assistance and financial advisory services in connection with the Offer and will solicit the exercise of Rights by Record Date Shareholders. In addition, the Dealer Manager has agreed with the Fund to assemble and manage the Selling Group Members to (a) solicit the exercise of Rights and (b) sell to the public Shares purchased by the Dealer Manager from the Fund as a result of the purchase and exercise of Rights by the Dealer Manager. The Fund has agreed to pay the Dealer Manager a fee equal to 1.00% of the aggregate subscription price for the Shares (which, if all Shares are subscribed for, will result in a
fee of $          ) for its marketing and financial advisory services, including advice with respect to the advisability, timing, size and Subscription Price of the Offer and the coordination of soliciting efforts among soliciting dealers, the Subscription Agent and the Information Agent. The Fund has also agreed to reimburse the Dealer Manager for its marketing expenses in connection with the Offer up to an aggregate of $25,000.

     Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay fees equal to 2.50% of the Subscription Price to the Dealer Manager and each Selling Group Member for each Share issued upon the exercise of Rights as a result of the Dealer Manager's or Selling Group Member's soliciting efforts or purchased by the Dealer Manager for sale to the public by the Dealer Manager or such Selling Group Member, and to the Dealer Manager for each Share either issued upon the exercise of Rights but for which no dealer designation was made on the related Subscription Certificate or for which no other securities dealer is receiving soliciting fees due to the maximum fee which is payable to a securities dealer who is not a Selling Group Member.

     The Fund has also agreed that, with respect to Rights exercised not as a result of the selling or soliciting activities of the Selling Group Members, the Fund will pay a Soliciting Dealer Fee equal to .50% of the Subscription Price to each securities dealer who is not a Selling Group Member but who is a member of the National Association of Securities Dealers and who has executed and delivered a Soliciting Dealer Agreement and solicited the exercise of Rights, subject generally to a maximum fee based upon the number of shares of Common Stock held by such dealer through DTC on the Record Date.

     In addition, the Fund will indemnify the Dealer Manager with respect to certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Dealer Manager Agreement also provides that in rendering the services contemplated by the Dealer Manager Agreement, the Dealer Manager will not be subject to any liability to the Fund except in instances involving the Dealer Manager's gross negligence or willful misconduct, or for any act or omission on the part of any broker-dealer (other than the Dealer Manager or any of its affiliates) or any other person.

U.S. FEDERAL INCOME TAX CONSEQUENCES; KOREAN TAX CONSEQUENCES

     The U.S. Federal income tax consequences to Record Date Shareholders and Rights Holders with respect to the Offer will be as follows:

          1. The distribution of Rights to Record Date Shareholders will not result in taxable income nor will Record Date Shareholders or Rights Holders realize taxable income as a result of the exercise of the Rights.

          2. If the fair market value of the Right received by a Record Date Shareholder immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which the Right is issued, the basis of the Right will be zero (unless the Record Date Shareholder elects to allocate the basis of the Common Stock between the Right and the Common Stock based upon their respective fair market values immediately after the Right is issued). If the fair market value immediately after issuance of a Right received by a Record Date Shareholder is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis of the Common Stock will be allocated to the Right, based upon the respective fair market values of the Right and the Common Stock immediately after the Right is issued. However, in the case of a Record Date Shareholder who receives a Right and who allows the Right to expire, no portion of the basis of the Common Stock held by the Record Date Shareholder will be allocated to the Right, and the basis of the Right will be zero. In the case of a Rights Holder who purchases a Right in the market, the basis of the Right will be the purchase price for the Right.

          3. The holding period of a Right received by a Record Date Shareholder includes the holding period of the Common Stock.

          4. Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long- or short-term, depending on how long the Right has been held, in accordance with paragraph 3 above. If a Right is allowed to expire, there will be no loss realized unless the Right was acquired by purchase, in which case there will be a loss equal to the basis of the Right.

          5. If a Right is exercised by the Record Date Shareholder or Rights Holder, the basis of the Common Stock received will include the basis of the Right (see paragraph 2 above) and the amount paid upon exercise of the Right.

          6. If a Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

          7. Gain recognized by a non-U.S. shareholder on the sale of a Right will be taxed in the same manner as gain recognized on the sale of Common Stock. See "Taxation -- United States Federal Income Taxes -- Non-U.S. Shareholders" in the SAI.

     Proceeds from the sale of a Right may be subject to withholding of U.S. taxes at the rate of 31% unless the seller's certified U.S. taxpayer identification number (or certificate regarding foreign status) is on file with the Subscription Agent and the seller is not otherwise subject to U.S. backup withholding or the seller is otherwise exempt from such withholding. The 31% withholding tax is not an additional tax. Any amount withheld may be credited against the seller's U.S. Federal income tax liability.

     The foregoing is only a summary of the applicable U.S. Federal income tax law and does not include any state, local or non-U.S. tax consequences with respect to the Offer. Investors should consult their tax advisers regarding specific questions as to U.S. Federal, state, local and non-U.S. taxes.

     Under Korean law:

          1. The issuance of the Rights by the Fund is not a taxable event and will not result in the imposition of any Korean tax on either the Fund or its shareholders.

          2. The exercise of the Rights by the Record Date Shareholders or Rights Holders and the purchase of additional shares of the Fund's Common Stock as a result thereof are not taxable events and will not result in the imposition of any Korean tax on either the Fund or its shareholders.

          3. Any gain on the sale of a Right will not result in the imposition of any Korean tax on a shareholder not domiciled in Korea.

     See "Taxation" in this Prospectus and in the SAI for a discussion of the tax treatment of the Fund and its shareholders.

NOTICE OF NET ASSET VALUE DECLINE

     The Fund has, as required by the Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date.

                                USE OF PROCEEDS


     The net proceeds of the Offer, assuming that all of the Rights are
exercised, are estimated at approximately $          after deducting expenses
payable by the Fund of approximately $757,113. There can be no assurance that all of the Rights will be exercised. The net proceeds of the Offer will be used by the Fund for investment in accordance with its investment objective and policies. See "Investment Objective and Policies." The Fund expects that it will invest the proceeds (as was done with the proceeds of the Fund's previous offerings) in a manner designed to avoid disruption of trading on the Stock Exchange by investing in Korean securities over such period of time and in such amounts as are intended to minimize market impact. The Manager currently expects that investment of the proceeds should be substantially completed within six months of the closing of the Offer. Pending investment, the proceeds will be temporarily invested in short-term debt securities of the type described under "Investment Objective and Policies."


                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. This objective is a fundamental policy and may not be changed without the approval of the Minister of Finance and Economy and the approval of a majority of the Fund's outstanding voting securities. As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. While current income from dividends and interest may be a consideration in selecting portfolio securities, it is not an objective of the Fund. It is the policy of the Fund normally to invest at least 80% of its net assets in securities listed on the Stock Exchange. As of March 21, 1997, 94.34% of the Fund's net assets were invested in securities listed on the Stock Exchange. It is expected that the balance of the Fund's net assets normally will be invested (subject to any applicable investment restrictions under the Fund's license and Korean law) in debt securities of the Government and Korean corporations and in recognized Korean money market instruments. See "Foreign Investment and Exchange Controls in Korea." For purposes of the Fund's investment policy, equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures, or similar enterprises and depositary receipts. At present, not all of these types of securities are available for investment in Korea. To the extent permitted by applicable law, and if a market for such investments develops, the Fund reserves the right to invest in any of the above listed equity securities, and may use its assets to enter into foreign currency exchange contracts, currency and stock index futures contracts, covered call options, repurchase agreements, delayed delivery transactions and futures contracts. For further information concerning the other types of investments the Fund may make, see "Certain Investment Practices" in the SAI.

     Pending investment in Korean securities, the Fund will invest the net proceeds of the Offer in Dollar-denominated money market instruments of United States issuers. These instruments will generally consist of: short-term (less than 12 months to maturity) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; finance company and corporate commercial paper; short-term corporate obligations; obligations (including certificates of deposit and banker's acceptances) of U.S. banks (including foreign branches of such banks) and savings and loan associations; and repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the security at an agreed time and price).

     The Fund may invest its assets in a broad spectrum of Korean industries, including, as conditions warrant from time to time, automobiles, cement, chemicals, construction, electrical equipment, electronics, finance, food and beverage, international trading, machinery, shipbuilding, steel and textiles. In selecting industries and companies for investment, the Manager considers overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management and other factors. The Fund has invested principally in securities of established companies, although investments may be made, to the extent permitted by Korean law, in securities of new or little-known companies. To the extent permitted by law, the Fund may also invest in stocks of securities-related businesses listed on the Stock Exchange. Under the Fund's license, the Fund may purchase shares in initial public offerings on the same basis as Korean domestic institutional investors.

     For defensive purposes, the Fund may vary from its investment policy. During periods in which, in the opinion of the Manager, changes in Korean market conditions, or other economic conditions or Korean political conditions warrant, the Fund may reduce its position in equity securities and, subject to any applicable restrictions under Korean law (which currently limit the amount of Government and corporate bonds that the Fund may acquire up to 10% of the Fund's net assets), increase its position in debt securities or in short-term indebtedness or hold cash. The Fund may also at any time invest funds as reserves for dividends and other distributions for shareholders in Dollar-denominated money market instruments such as those described above. However, once invested in Won-denominated securities, the Fund's investment principal may not be converted into Dollar-denominated securities except for payment of expenses in excess of Fund income or in connection with the termination of the Fund. See "Foreign Investment and Exchange Controls in
Korea -- The Fund's License."

     Although the Fund is a non-diversified company under the 1940 Act, it is subject to portfolio diversification requirements that are contained (i) in its investment restriction pertaining to concentration, which generally prevents it from purchasing a security that would result in more than 25% of the Fund's net assets being invested in a single industry; (ii) in the Fund's license and under Korean law, under which the Fund may not buy generally more than 7% of a class of an issuer's stock listed on the Stock Exchange and may not acquire Stock Exchange-listed, underwritten or publicly offered Government and corporate bonds (including those held through repurchase agreements, convertible bonds and bonds with warrants) in excess of 20% of its net assets and unlisted shares registered with the Korean Securities Dealers Association for trading on the over-the-counter market in an amount of up to 25% of the Fund's net assets or up to 5% of the Fund's net assets in any class of such shares; and (iii) in the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). See "Foreign Investment and Exchange Controls in Korea" in this Prospectus and "Investment Restrictions" and "Taxation -- United States Federal Income Taxes" in the SAI. The Fund is also subject to the Securities and Exchange Commission of Korea ("KSEC") rule that currently provides generally that no more than 20% of the total number of shares of stock of any class of an issuer listed on the Stock Exchange may be held by all foreign investors in the aggregate. This percentage is scheduled to be increased, and then eliminated, over the next four years. See "Foreign Investment and Exchange Controls in Korea -- Further Opening of the Korean Securities Market." The Fund, as a non-diversified company under the 1940 Act, is permitted to hold a relatively greater concentration in securities of particular companies. This flexibility reduces diversification of risk and could result in greater fluctuation in the Fund's net asset value. However, it also reflects the composition of the Korean securities markets, in that securities of relatively few companies account for a greater share of the total capitalization of such markets than is the case in the United States.


     The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade in securities for short-term gain. The Fund has undertaken with the Minister of Finance and Economy that the Fund's portfolio turnover rate during any year will not exceed 40%. The 40% limit will be applied on a year by year basis by references to sales or purchases of portfolio securities during the whole of the Fund's fiscal year, which ends June 30th. Subject to this 40% limit, the Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions. A higher rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. The Fund's portfolio turnover rate for the twelve months ended December 31, 1996 was 34.2%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


     Consistent with provisions of the 1940 Act and any administrative exemptions that may be granted by the Commission, the Fund may invest in the securities of other investment companies that invest in Korean securities. Absent special relief from the Commission, the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company. As a shareholder in any investment company, the Fund will bear its ratable share of such company's expenses, and will remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested.

     For information regarding certain investment restrictions applicable to the Fund, see "Investment Restrictions" in the SAI. For information about certain transactions involving futures contracts, forward contracts, repurchase agreements and similar instruments that the Fund may enter into, see "Certain Investment Practices" in the SAI.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The Fund is a closed-end investment company designed for long-term investment, and investors should not consider it a trading vehicle. See "Investment Objective and Policies." Historically, shares of closed-end investment companies have frequently traded at a discount from net asset value, but have also traded at premiums. See "Market and Net Asset Value Information." Regulatory authorities in Korea adopted regulations in 1991 that since January 1992 have made it possible for non-Koreans to invest, subject to certain limits, in Korean equity securities listed on the Stock Exchange. These regulations have encouraged the formation of other investment vehicles similar to the Fund. This and other similar developments have affected and may further affect the trading price of the Fund's shares.

     Investing in securities of Korean companies and of the Government involves certain considerations not typically associated with investing in securities of United States companies or the United States government, including (1) political and economic risks, including the potential for military conflict with North Korea, (2) potential price volatility and lesser liquidity of the Korean securities markets, due in part to their relatively small size and to competition from alternative investment opportunities in Korea, (3) governmental involvement in and influence on the economy and the private sector, (4) restrictions imposed by the Government on foreign investment, which may limit investment opportunities available to the Fund, (5) fluctuations in the rate of exchange between the Won and the Dollar, (6) restrictions on, and costs associated with, currency conversions and on the repatriation of principal, income or gains and (7) Korean taxes. Additional considerations when investing in securities of Korean companies and of the Government include the risk of nationalization or expropriation of assets or confiscatory taxation, delays in settlement and the risk that it may be more difficult to obtain or enforce a judgment in a court outside the United States.

     Korean accounting, auditing and financial reporting standards are not equivalent to United States standards and, therefore, less information may be available with respect to investments in Korea than in the United States. Supervision by governmental agencies and self-regulatory organizations with respect to the securities industry in Korea differs from, and in some respects is less than, such supervision in the United States. Accordingly, the Fund's investment in Korean securities should be considered more speculative than investments in securities of U.S. companies.

     The Fund operates under a license granted by the Minister of Finance and Economy under which it enjoys certain advantages over most other foreign investors but is also subject to certain limitations which are more restrictive than those applicable to other foreign investors. The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license or revoke such license in accordance with its terms in the event of noncompliance by the Fund with one or more of the conditions of the license or as a result of a material violation by the Fund of applicable Korean law. See "Foreign Investment and Exchange Controls in Korea -- The Fund's License."

POLITICAL AND ECONOMIC RISKS


     The value of the Fund's assets may be adversely affected by political, economic or social instability in Korea. Following World War II, the Korean peninsula was partitioned. The demilitarized zone at the boundary between Korea and North Korea was established after the Korean War of 1950-1953 and is supervised by United Nations forces. The United States maintains a military force in Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension, although negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time. There also have been efforts from time to time to increase economic, cultural and humanitarian contacts between North Korea and Korea. There can be no assurance that such negotiations or efforts will continue to occur or will result in an easing of tensions between the two nations. Tensions rose with evidence that North Korea was reprocessing plutonium, apparently as part of a weapons program, and remained unwilling to meet with the Republic in seeking a reduction of military confrontation, as mutually agreed in 1992. After a period of crisis, the U.S., with the Republic's concurrence, concluded a "framework agreement" with North Korea in October 1994 under which the Republic, Japan and the U.S. are to supply North Korea with two light-water nuclear power plants and to progressively normalize relations with Pyongyang in return for North Korea's agreement to dismantle its plutonium reprocessing program and to adhere to the Nuclear Non-Proliferation Treaty. However, North-South negotiations to ease military confrontation, also called for in the "framework agreement," have remained blocked by North Korea's persistence in trying to deal directly with the U.S. rather than South Korea on this critical question. Severe food problems, a declining gross domestic product and a difficult leadership transition after the death of Kim II Sung have contributed to difficult relations with North Korea. Tension between Korea and North Korea increased following the September 1996 discovery of a North Korean submarine off the coast of Korea and the February 1997 defection of Hwang Jang Yop, a senior North Korean government official who has sought asylum in South Korea. No assurance can be given that the level of tension will not increase or change abruptly as a result of future events, including political developments in the dispute concerning North Korea's nuclear program (such as any moves to impose trade sanctions against North Korea, further increasing political tensions and the risk of military conflict) or developments related to proposed meetings between Korea and North Korea. See Annex A, "The Republic of Korea."

     The heightened tensions between the Republic and North Korea have from time to time depressed new foreign investment in the Republic and the availability of foreign financing for Korean companies. The uncertainty surrounding the situation may adversely affect the economic climate in the Republic. The tensions between the Republic and North Korea also may adversely affect the prices of the Fund's portfolio securities and the Fund's share price.


     In addition, agricultural and economic woes have not stopped North Korea from strengthening its military forces along the demilitarized zone. Military action or the risk of military action or the economic collapse of North Korea could have a material adverse effect on Korea for a significant period of time, and consequently, on the ability of the Fund to achieve its investment objectives.


     The domestic political situation in the Republic has been relatively stable in recent years, in contrast to the turbulence associated with the assassination of President Park Chung Hee in 1979 and the military-dominated regime that succeeded him. Responding to widespread popular unrest in 1987, the authorities permitted a genuinely democratic election in which Roh Tae Woo was elected President. Despite his military background, Roh Tae Woo's administration was marked with internal liberalization, a more serious search for reduced tensions with North Korea, and successful efforts to improve relations with North Korea's allies. Except for sporadic outbursts, radical activism waned and both presidential and parliamentary elections have proceeded freely. Since taking office in 1993 as the first civilian President in recent years, Kim Young Sam has emphasized political reform and the deregulation and internationalization of the Korean economy.

     However, President Kim's administration has faced serious tests as the Republic's economy deteriorated during 1996. The balance of trade was negatively affected by decreases in prices of major export products and increases in imported goods from Japan due to the weak Japanese Yen. Recent Government initiatives to amend labor laws to make it easier to lay off workers and curb wage growth have led to worker unrest, including a major walkout in December 1996 and January 1997.


     In January 1997, Hanbo Steel Co., Ltd. ("Hanbo Steel"), the flagship company of Hanbo Group, a chaebol, or large group of related companies, defaulted in the payment of maturing bills, which forced it to commence reorganization proceedings. The commencement of such reorganization proceedings has led to investigations into and imprisonment of certain presidents of bank lenders, who are alleged to have taken bribes from Hanbo Steel, and prominent politicians in Korea who are alleged to have influenced banks' decisions to lend large sums of money to Hanbo Steel. Hanbo Steel's default has also increased financial difficulties of many of its suppliers and subcontractors, prompting the Government to take emergency measures to protect them and the financial institutions adversely affected by the reorganization proceedings and to stem further deterioration of the economy. In March 1997, Sammi Group, another chaebol, announced that its key affiliates Sammi Steel Co. ("Sammi Steel") and Sammi Corp. had commenced reorganization proceedings after Sammi Steel failed to make a 1.1 billion won debt payment. Sammi Steel's default has put increased pressure on Korea's troubled banking sector.


     With its lack of natural resources and with exports constituting a large proportion of GNP, the Korean economy is significantly affected by changes in commodity prices (particularly oil), changes in protectionist sentiment among its trading partners and exchange rate movements. The rapid economic development of Korea has in the past led to large foreign borrowings.

     Korean companies tend to be substantially more leveraged than U.S. and European companies. The high degree of leverage increases the risk of business failures should adverse business conditions develop.

     Korean accounting, auditing and financial reporting standards and practices are not equivalent to those in the United States. Therefore, certain material disclosures (including disclosures as to off-balance sheet financing loan guarantees) may not be made, and less information may be available with respect to investments in Korea than with respect to those in the United States.

THE KOREAN SECURITIES MARKETS

     The Korean securities markets are still relatively small in comparison to the United States, Japanese and major European securities markets. In addition, market capitalization and trading volume in Korea are concentrated in a limited number of companies within a small number of industries. As a result, the Korean securities markets are subject to greater price volatility and lesser liquidity than is usual in the United States, Japanese and major European securities markets. Because of these liquidity limitations, it may be more difficult for the Fund to purchase and sell portfolio investments than would be the case in the United States. Accordingly, in periods of rising market prices, the Fund may be unable to participate fully in such price increases to the extent that it is unable to acquire desired portfolio positions quickly; conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is determined by reference to lower prices.

     Many companies traded on Korean securities markets are smaller, newer and less seasoned than companies traded on United States securities markets. Investments in smaller companies involve greater risk than are customarily associated with investments in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy.

     The Korean securities markets have in the past been influenced by large investors trading significant blocks of securities, and by the relative attractiveness of alternative investment vehicles such as real estate and the unofficial money market lending to business borrowers. Stock Exchange rules confine daily movements in individual company share prices to fixed limits around the previous day's closing price, so that the quoted closing price of a security (if fixed by such a limit) may not necessarily represent the price at which persons are willing to buy and to sell the security in the absence of such a limit. These actions could have a significant effect on the market prices and dividend yields of equity securities.

GOVERNMENT INVOLVEMENT IN THE PRIVATE SECTOR


     The Government exercises substantial influence over many aspects of the private sector by legislation, regulation and suasion. The Government from time to time has informally influenced the payment of dividends and the prices of certain products, encouraged companies to invest or to concentrate in particular industries, induced mergers between stronger and weaker companies in industries suffering from excess capacity, controlled access to credit on favorable terms, encouraged institutional investment in Korean equity securities, induced private companies to publicly offer their securities, and induced banks to make loans to certain companies. Such actions by the Government in the future could have a significant effect on the market prices and dividend yields of Korean equity securities.


KOREAN INVESTMENT RESTRICTIONS

     Investments by foreign investors in Korean stocks listed on the Stock Exchange are generally subject to certain limitations, including a 5% limit on the shares of any class of equity security of an issuer held by a particular foreign investor (which is increased to 7% for the Fund pursuant to its license) and a limit on the percentage of shares of any class of equity security of an issuer that may be acquired by all foreign investors in the aggregate, generally 20% or a higher or lower percentage which may be prescribed for specific companies from time to time. Additionally, certain companies in industries designated by the Minister of Finance and Economy may further restrict, in their articles of incorporation, foreign ownership of their shares. In general, foreigners are not allowed to acquire equity securities of Korean companies that are not listed on the Stock Exchange (unless otherwise approved pursuant to the Foreign Capital Inducement Act (the "FCIA") or certain sections of the Foreign Exchange Management Act (the "FEMA")), nor are they allowed to invest in bonds issued by the Government in Korea or corporate bonds issued in Korea except for certain convertible bonds and certain government bonds. Under its license to invest in Korea, however, the Fund may acquire bonds listed on the Stock Exchange, underwritten bonds or publicly offered bonds in an amount up to 20% of the Fund's net assets and unlisted shares registered with the Korea Securities Dealers Association for trading on the over-the-counter market in an amount of up to 25% of the Fund's net assets or up to 5% of the Fund's net assets in any class of such shares. See "Foreign Investment and Exchange Controls in Korea."

     These limitations may preclude the Fund from making certain desired investments, including making further purchases of securities of some of the companies from time to time represented in its portfolio, and may limit the size of investments that may be made. Furthermore, these limitations, as well as purchasing programs by other foreign investors, could substantially increase the prices of portfolio securities to the Fund above the prices that would be paid by Korean investors, or that might be paid by foreign investors if these limitations were relaxed or eliminated, for such securities. The same factors could lengthen the time required to invest all of the proceeds from the Offer in Korean securities.


     As of March 21, 1997, 41.75% of the Fund's investment portfolio consisted of securities that have reached the aggregate foreign investment limit. As of March 21, 1997, 26.3% of the market capitalization of the Stock Exchange consisted of securities that have reached the aggregate foreign investment limit.


     The diversification of the Fund's portfolio as a result of these limitations may involve investments in securities of companies that may be smaller or less well-known than certain of the issuers now represented in the Fund's portfolio. Such companies often do not have extensive operating histories that generate significant information for investors. As a result, market prices for these companies tend to be more volatile than for the more established companies.

     The Fund has undertaken with the Minister of Finance and Economy that the Fund's portfolio turnover rate during any year will not exceed 40%. Although the Fund's portfolio turnover rate to date has been substantially below this limit, the limit could constrain the Manager's ability to redeploy the Fund's assets if, for example, there were to occur an event or events such as (i) a major decline in the value of the Fund's portfolio securities or (ii) a major disruption in the Korean securities markets caused by adverse changes in the political or economic climate. See "Investment Objective and Policies."

CURRENCY FLUCTUATIONS

     The market value of the Fund's Korean securities is generally determined in Won, and substantially all of its income will be received or realized in Won. The Fund will be required, however, to compute its net asset value and income, and to distribute its income, in Dollars. The computations of the Fund's income will be made as such income is received by the Fund using the currency exchange rate in effect at such time. The distribution of such income in Dollars, however, will occur on a date after such determination. Accordingly, any reduction in the value of the Won relative to the Dollar during the time period between the Fund's receipt of income in Won and its conversion of such income into Dollars may require the Fund to liquidate additional securities in order to make required distributions. Likewise, if the value of the Won falls relative to the Dollar during the time period between the Fund's incurrence of expenses in Dollars and the corresponding payment of such expenses, the amount of Won required to be converted into Dollars to pay such expenses could be greater than if such expenses originally had been incurred in Won. Reductions in the Won relative to the Dollar will also adversely impact the Fund's net asset value. Although the Fund may enter into forward currency exchange contracts and may (subject to receipt of requisite regulatory approvals) purchase and sell options on currencies in an effort to protect the Fund's portfolio holdings against currency fluctuation risks, the Fund does not intend fully or partially to hedge, on an ongoing basis, its portfolio holdings in such a manner.

CURRENCY CONVERSION AND REPATRIATION

     Conversion of Won into Dollars or other foreign currencies, transfer of funds from Korea to foreign countries and repatriation of foreign capital invested in Korea are subject to certain regulatory approvals pursuant to foreign exchange management laws and regulations. Such conversions and transfers of funds often entail significant transaction costs.

     The repatriation by foreign investors of principal, income or gains that arise from holding and disposing of Korean equity securities that are traded on the Stock Exchange is subject to regulations issued by the Minister of Finance and Economy. Such repatriation is generally permitted to foreign investors that have made a report to their designated foreign exchange bank for each repatriation. Unlike other foreign investors, however, the Fund is, in general, currently permitted, with the report to its designated foreign exchange bank, to repatriate only income and gains. The repatriation of principal by the Fund is restricted by the Fund's license from the Minister of Finance and Economy.

     If, because of restrictions on conversion or because of repatriation problems, the Fund were unable to distribute substantially all of its net investment income (including short-term capital gains) and long-term capital gains within applicable time periods, the Fund could be subject to U.S. Federal income and excise taxes which would not otherwise be incurred and might cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. Federal income tax on all of its income and gains. See "Taxation -- United States Federal Income Taxes" in the SAI.

NON-DIVERSIFIED STATUS

     The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the percentage of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in a smaller number of issuers, and, as a result, may be subject to greater risk with respect to its portfolio securities. However, the Fund has complied and intends to continue to comply with the diversification requirements imposed by the Code for regulated investment companies, which generally limit investments in any one issuer to 25% of the Fund's total assets. See "Taxation -- United States Federal Income Taxes" in the SAI.

TRANSACTION COSTS

     The Fund's transaction costs are higher than the transaction costs for the typical investment company investing in U.S. securities. In addition to incurring transaction costs associated with converting currency to and from Won and Dollars, the Fund incurs brokerage costs on its portfolio transactions at commission rates that are generally uniform and higher than in the United States. Moreover, whenever it sells equity securities outside the Stock Exchange, the Fund is subject to a securities transaction tax of 0.5% of the sales price for such securities. See "Portfolio Transactions and Brokerage" in the SAI.

DISCOUNT FROM NET ASSET VALUE


     The shares of the Fund may trade at a discount from net asset value. This is characteristic of shares of a closed-end fund and is a risk separate and distinct from the risk of a decline in the net asset value as a result of a fund's investment activities. In some cases, however, shares of closed-end funds may trade at a premium. The Fund's shares have traded in the market above, at and below net asset value since the commencement of the Fund's operations. The Fund's shares have generally traded at a premium to net asset value. See "Market and Net Asset Value Information."


KOREAN TAXES

     The Fund will be subject to Korean taxes, including withholding taxes. The withholding taxes imposed on the Fund could change in the event of changes in Korean or United States tax laws or changes in the terms of, or the Minister of Finance and Economy's interpretation of, the United States-Korea income tax treaty or changes in relevant facts. See "Taxation -- Korean Taxation." The Fund expects to be eligible to elect, and will notify shareholders if it so elects, to "pass-through" to the Fund's shareholders the amount of such withholding taxes paid by the Fund. If the Fund makes such an election, shareholders will be required to include in income their proportionate shares of such amounts and may be entitled to claim a credit or deduction for all or a portion of such amounts. See "Taxation" -- United States Federal Income Taxes" in the SAI for a discussion of the rules and limitations applicable to the treatment of foreign income taxes under the U.S. Federal income tax laws.

SPECIAL CONSIDERATIONS RELATING TO THE OFFER

     Dilution. An immediate substantial dilution of the aggregate net asset value of the shares owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the Fund's then-net asset value per share, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription
Price of $          is   % below the Fund's net asset value of $          per
share on                , 1997, the Fund's net asset value per share would be
reduced by approximately $          per share. The distribution to Record Date
Shareholders of transferable Rights which themselves may have intrinsic value will afford non-participating Record Date Shareholders the potential of receiving a cash payment upon the sale of such Rights, which may be viewed as compensation for the possible dilution of their interest in the Fund. No assurance can be given, however, that a market for the Rights will develop or as to the value, if any, that such Rights will have.


     Unrealized Appreciation. As of March 21, 1997, there was approximately $66.8 million of net unrealized appreciation in the Fund's net assets of approximately $474.2 million; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon exercise of the Rights. See "Taxation -- United States Federal Income Taxes -- General," "-- Distributions" and "-- Non-U.S. Shareholders" in the SAI.



     Prior Rights Offering. The Fund conducted a rights offering in 1995 which was fully subscribed and resulted in net proceeds to the Fund of approximately $110 million. As a result of the 1995 rights offering, the Fund enjoyed a .04% decrease in its expense ratio.


                              INVESTMENT ADVISERS

GENERAL

     The Fund's advisory structure reflects a bi-national United States-Korean arrangement for providing investment advice and management to pursue the Fund's investment objective of long-term capital appreciation through investing in Korean securities. The Fund's Manager is Scudder, Stevens & Clark, Inc., a United States investment counsel firm. The Korean Adviser is Daewoo Capital Management Co., Ltd., a Korean firm which is a subsidiary of the largest Korean securities firm, Daewoo Securities. The Fund may retain the services of advisers or consultants with respect to Korean securities markets in addition to the Korean Adviser when the Board of Directors determines it to be appropriate.

THE INVESTMENT MANAGER

     Scudder, Stevens & Clark, Inc., an investment counsel firm whose address is 345 Park Avenue, New York, New York 10154, acts as investment adviser to and manager and administrator for the Fund. The Manager is a leading global investment manager with offices throughout the United States and subsidiaries in London and Tokyo. The Manager was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of the Manager's income is professional fees received from providing continuing investment advice. The Manager provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations.

     The Manager has been active in international investment for over 40 years and in emerging markets investment for over 20 years. As of December 31, 1996, the Manager and its affiliates had in excess of $115 billion in assets under their supervision, more than $22 billion of which was invested in non-U.S. securities. As of that date, the Manager's clients included nine closed-end United States investment companies with assets aggregating nearly $2 billion, and more than 50 open-end United States investment company portfolios with assets aggregating over $38 billion. The Manager's investment company clients, in addition to the Fund, include:

     - The Argentina Fund, Inc., which commenced operations in 1991 and invests primarily in equity securities of Argentine companies.

     - The Brazil Fund, Inc., which commenced operations in 1988 and invests primarily in equity securities of Brazilian companies.

     - The First Iberian Fund, Inc., which commenced operations in 1988 and invests primarily in equity securities of Spanish and Portuguese companies.

     - The Japan Fund, Inc., which commenced operations in 1962 and invests primarily in securities of Japanese companies.

     - The Korea Bond Fund, Inc., which commenced operations in 1996 and invests primarily in debt securities of Korean issuers.

     - The Latin America Dollar Income Fund, Inc., which commenced operations in 1992 and invests primarily in Dollar-denominated debt securities of Latin American issuers.

     - Scudder Latin America Fund, which commenced operations in 1992 and invests in securities of Latin American issuers.

     - Scudder New Asia Fund, Inc., which commenced operations in 1987 and invests primarily in equity securities of Asian companies.

     - Scudder New Europe Fund, Inc., which commenced operations in 1990 and invests primarily in securities of European companies.

     - Scudder World Income Opportunities Fund, Inc., which commenced operations in 1994 and invests primarily in income securities issued by corporate and sovereign entities throughout the world.

     - Scudder International Fund, which was initially incorporated in Canada in 1953 and invests primarily in foreign equity securities.

     - Scudder Pacific Opportunities Fund, which commenced operations in 1992 and invests in equity securities of Pacific Basin companies, excluding Japan.

     The Manager also advises Scudder Global Opportunities Funds -- Greater Korea Fund, an open-end investment company organized in Luxembourg (the "Luxembourg Fund"), which invests in Korean securities with an investment objective similar to the Fund's, but without the benefit of the Fund's license from the Minister of Finance and Economy.

     The Manager also provides investment advisory services to the mutual funds with assets aggregating over $13 billion that comprise the AARP Investment Program from Scudder. With respect to this Program, the Manager manages a total of 15 investment company portfolios pursuing a variety of investment objectives, including money market returns, growth, income, and tax-free income. The Manager also manages accounts for several large pension plans.

     The Fund is managed by a team of investment professionals who each play an important part in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders and other investment specialists who work in the Manager's offices across the United States and abroad. The Manager believes its team approach will benefit Fund investors by bringing together many disciplines and leveraging the Manager's extensive resources.

     Lead portfolio manager John J. Lee has set Fund investment strategy and overseen its daily operations since 1991, the year he joined the Manager's global equity area. Nicholas Bratt, Portfolio Manager, has been a member of the portfolio team since 1984 and has over 20 years of experience in worldwide investing.

Mr. Bratt, who has been at the Manager since 1976, is the Director of the Manager's Global Equity Department.

     In managing the Fund, the Manager utilizes reports, statistics and other investment information from a wider variety of sources, including the Korean Adviser and other brokers and dealers who may execute portfolio transactions for the Fund and clients of the Manager. Investment decisions, however, are based primarily on investigations and critical analyses by its own research specialists and portfolio managers.

     Certain investments may be appropriate for the Fund and also for other clients advised by the Manager, including the Luxembourg Fund. Investment decisions for the Fund and the Manager's other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Manager to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Manager in the interest of the most favorable net results to the Fund. KSEC regulations generally limit the percentage of any class of shares listed on the Stock Exchange that may be held by all foreign investors as a group to 20%. Accordingly, purchases for other non-Korean clients of the Manager, including the Luxembourg Fund, may limit the amount of such class available for purchase by the Fund. See "Risk Factors and Special
Considerations -- Korean Investment Restrictions."

INVESTMENT ADVISORY, MANAGEMENT AND ADMINISTRATION AGREEMENT

     On October 13, 1994, the Fund's shareholders approved the Fund's Investment Advisory, Management and Administration Agreement (the "Agreement") with the Manager. Under the Agreement, the Manager makes investment decisions, prepares and makes available research and statistical data and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and in accordance with guidelines and directions from the Fund's Board of Directors. The Manager assists the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors. The Manager is required to maintain or cause to be maintained for the Fund all books and records required to be maintained under the 1940 Act to the extent such books and records are not maintained or furnished by the Fund's custodian or other agents, and is required to furnish or cause to be furnished all required reports or other information under Korean securities laws. The Manager also supplies the Fund with office space in New York and furnishes clerical services in the United States related to research, statistical and investment work. The Manager renders to the Fund administrative services such as preparing reports to, and meeting materials for, the Fund's Board of Directors and reports and notices to shareholders, preparing and making filings with the Commission and other regulatory and self-regulatory organizations including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement, providing assistance in certain accounting and tax matters and investor public relations, monitoring the valuation of portfolio securities, calculation of net asset value and calculation and payment of distributions to shareholders, and overseeing arrangements with the Fund's Custodian, including the maintenance of books and records of the Fund. The Manager also pays the reasonable salaries, fees and expenses of the Fund's officers and employees and any fees and expenses of the Fund's directors who are directors, officers or employees of the Manager, except that the Fund bears travel expenses (or an appropriate portion of those expenses) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees of or advisers to the Board. Under the Agreement, the Manager may render similar services to others.

     Under the Agreement the Fund pays or causes to be paid all of its other expenses, including, among other things, the following: organization and certain offering expenses (including out-of-pocket expenses but not overhead or employee costs of the Manager or of any one or more organizations retained by the Fund or by the Manager as a Korean adviser of the Fund); legal expenses; auditing and accounting expenses; telephone, facsimile, postage and other communications expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to shareholders; expenses of the Dividend Reinvestment and Cash Purchase Plan (except for brokerage expenses paid by participants in such Plan); costs of stationery; any litigation expenses; and costs of shareholders' and other meetings.

     For its services, the Manager receives a monthly fee, payable in Dollars, at an annual rate of 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1.00%
of such net assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. This fee is higher than advisory fees paid by most other investment companies, primarily because of the Fund's objective of investing in Korean securities, the additional time and expense required of the Manager in pursuing such objective and the need to enable the Manager to compensate the Korean Adviser for its services. The Manager pays the Korean Adviser a monthly fee at an annual rate of 0.2875% of the Fund's month-end net assets up to and including $50,000,000, 0.275% on the next $50,000,000, 0.25% of such net assets on the next $250,000,000, 0.2375% of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000. See "The Korean Adviser." The Manager may retain the services of others, in addition to the Korean Adviser, but at no additional cost to the Fund in connection with its services to the Fund. During the fiscal years ended June 30, 1994, 1995 and 1996, the fees paid to the Manager amounted to $4,507,935, $6,260,081 and $7,516,289, respectively.

     Under the Agreement, the Manager is permitted to provide investment advisory services to other clients, including clients which may invest in Korean securities and, in providing such services, may use information furnished by the Korean Adviser and others. Conversely, information furnished by others to the Manager in providing services to other clients may be useful to the Manager in providing services to the Fund.

     The Agreement by its terms will remain in effect from year to year if such continuance is specifically approved, at least annually, by a vote of a majority of the members of the Board of Directors who are not interested persons of the Manager, the Korean Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by the affirmative vote of either a majority of the Board of Directors or holders of a majority of the Fund's outstanding voting securities. The Agreement may be terminated at any time without payment of penalty by the Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager on 60 days' written notice (or such longer period as may be required under the Regulations). The Agreement automatically terminates in the event of its assignment (as defined under the 1940 Act), but does not terminate upon assignment to a corporate successor to all or substantially all of the Manager's business, or a wholly owned subsidiary of such corporate successor, provided that such assignment does not result in a change of actual control or management of the Manager's business.

     The Fund's license to invest in Korean securities provides that, should the Manager's services be terminated for any reason, the Fund must appoint a successor manager, subject to approval by the Minister of Finance and Economy, within 120 days following such termination. The license provides that such approval will not unreasonably be withheld, but that the Minister of Finance and Economy will revoke the license if the Minister shall have determined that the Fund has not sought in good faith to appoint a successor manager reasonably acceptable to the Minister. In the event such license is terminated, the Board of Directors will consider appropriate actions, including termination of the Fund and liquidation of its assets.

     The Agreement provides that the Manager is not liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations and duties under the Agreement.

THE KOREAN ADVISER

     Daewoo Capital Management Co., Ltd., whose address is 34-3 Youido-dong, Yongdung po-gu, Seoul, Korea, an investment adviser registered under the Investment Advisers Act of 1940, acts as Korean Adviser to the Manager pursuant to a Research and Advisory Agreement (the "Research Agreement") with the Manager. The Korean Adviser has been in the business of providing investment advisory services since it was organized in February 1988 under the laws of the Republic. The Korean Adviser is a subsidiary of Daewoo Securities, Daewoo Securities Building, 34-3 Youido-dong, Yongdung po-gu, Seoul, Korea, the largest Korean securities firm in terms of paid-in capital and revenues in 1996 and an underwriter in four of the Fund's previous public offerings. The Korean Adviser acts as Korean adviser to 14 investment companies organized outside the United States to invest in Korean securities. Daewoo Securities is affiliated with Daewoo Corporation, a conglomerate headquartered in Seoul, Korea. As of December 31, 1996, Daewoo Corporation and certain affiliates of Daewoo Corporation owned approximately 12.97% of Daewoo Securities. Orders for the purchase and sale of securities for the Fund's portfolio may be placed with Daewoo Securities as well as with other Korean brokers. See "Portfolio Transactions and Brokerage" in the SAI. See "Directors and Officers" in the SAI for information as to officers of the Fund who are officers of the Korean Adviser.

     Under the terms of the Research Agreement, the Korean Adviser provides such information, investment recommendations, advice and assistance as the Manager may, from time to time, reasonably request. The Korean Adviser may, under the terms of the Research Agreement, render similar services to others, including other investment companies. However, the Korean Adviser is required by the Research Agreement to maintain a separate staff which prepares and makes specific investment recommendations to the Manager. This information will be evaluated by the Manager's research department and portfolio managers in light of their own expertise and information from other sources, in determining investment decisions for the Fund. See "Portfolio Transactions and Brokerage" in the SAI.

     For its services, the Korean Adviser receives from the Manager a monthly fee at the annual rate of 0.2875% of the Fund's month-end net assets up to and including $50,000,000, 0.275% of such assets on the next $50,000,000, 0.250% of such net assets on the next $250,000,000, 0.2375% of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000. The
Korean Adviser has agreed to pay fees and expenses of any officer or director of the Fund affiliated with it, except that the Fund bears travel expenses of one director, officer or employee of the Korean Adviser or any of its affiliates who is not a resident in the United States to the extent that such expenses relate to attendance as a Fund director at meetings of the Board of Directors in the United States and also bears the travel expenses of any other director, officer or employee of the Korean Adviser or of any of its affiliates who is a resident in the United States to the extent such expenses relate to his attendance as a Fund director at meetings of the Board of Directors held outside of the United States. For the fiscal years ended June 30, 1994, 1995 and 1996, the aggregate fees incurred by the Manager for the services of the Korean Adviser amounted to $1,126,983, $1,565,020 and $1,879,072, respectively.

     The Research Agreement provides that the Korean Adviser will not be liable for any act or omission in the course of, connected with or arising out of any services rendered under the Research Agreement except by reason of willful misfeasance, bad faith or gross negligence on the part of the Korean Adviser in the performance of its duties or from reckless disregard by the Korean Adviser of its obligations and duties under the Research Agreement.

     Because the Korean Adviser is a Korean corporation having substantially all of its assets outside of the United States, it may be difficult for United States investors to effect service of process upon the Korean Adviser within the United States or to realize judgments of courts of the United States based upon civil liabilities of the Korean Adviser under the federal securities laws and other laws of the United States. There is substantial doubt as to the enforceability in Korea of such civil remedies and criminal penalties as are afforded by the federal securities laws in the United States.

     Under the Research Agreement, the Manager has agreed to further the development of the Korean Adviser's ability to provide services under the Research Agreement. The Manager has also agreed not to furnish, without the consent of the Korean Adviser, to persons other than the Manager's personnel and the Fund's directors and other representatives any tangible research material prepared by the Korean Adviser that is not publicly available and that has been marked confidential.

     The Research Agreement by its terms will remain in effect from year to year if such continuance is specifically approved at least annually by the affirmative vote of a majority of the members of the Board of Directors who are not interested persons of the Fund, the Manager or the Korean Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by the affirmative vote of either a majority of the Board of Directors or the holders of a majority of the outstanding voting securities. The Research Agreement may be terminated at any time without payment of penalty by the Fund or the Korean Adviser on 60 days' written notice. The Research Agreement automatically terminates in the event of the termination of the Fund's Agreement with the Manager or in the event the Research Agreement is assigned (as defined under the 1940 Act), but shall not terminate upon assignment to a corporate successor to all or substantially all of the Korean Adviser's business, or a wholly-owned subsidiary of such corporate successor, provided that such assignment does not result in a change of actual control or management of the Korean Adviser's business.

     The Fund's license to invest in Korean securities provides that, should the Korean Adviser's services under the Research Agreement be terminated for any reason, the Manager is required to appoint a subsequent Korean adviser, subject to approval by the Minister of Finance and Economy, within 120 days following such termination. The license provides that such approval will not unreasonably be withheld, but that the Minister of Finance and Economy will revoke the license if the Minister shall have determined that the Manager has not sought in good faith to appoint a successor Korean adviser reasonably acceptable to the Minister. In the event the Fund's license is terminated, the Board of Directors will consider appropriate actions, including termination of the Fund and liquidation of its assets.

               FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN KOREA

     Although the Government has allowed direct foreign investment in Korean securities by foreigners who intended to or could participate in the management of an invested enterprise under the FCIA and the FEMA and indirect foreign investment in Korean securities such as through the Fund, the Korean securities markets were until relatively recently closed to other direct investment by foreign investors. In December 1991, the Minister of Finance and Economy issued regulations, which became effective January 3, 1992, that permitted direct investment by foreign investors in Korean stocks listed on the Stock Exchange. Such investment, however, is still subject to significant limitations under regulations issued by the Minister of Finance and Economy and the KSEC.

FOREIGN INVESTMENT RESTRICTIONS

     Since January 3, 1992, foreigners have been permitted to invest in all shares listed on the Stock Exchange, subject to certain ceilings on foreign shareholdings and procedural limitations. With certain limited exceptions, foreign investors are only permitted to trade such shares on the Stock Exchange itself. Foreign investors currently are prohibited from engaging in margin transactions. In addition, a foreign investor is subject to certain specific registration and reporting requirements, custody requirements and requirements prescribing the use of certain types of entities as authorized standing proxies to exercise shareholder's rights, to place orders to sell or purchase shares or to take other related actions that it does not undertake directly.

     In general, foreigners are not allowed to acquire equity securities of Korean companies that are not listed on the Stock Exchange (unless otherwise approved pursuant to the FCIA or the FEMA), nor are they allowed to invest in bonds issued in Korea by the Government or corporate bonds issued in Korea (other than direct investment in non-guaranteed listed convertible bonds and non-guaranteed listed corporate bonds issued by small and medium-sized companies, and acquisition in the primary market of public bonds with low interest rates compared with international interest rates). Under its license to invest in Korea, however, the Fund may acquire Stock Exchange-listed, underwritten or publicly offered bonds (including bonds held through repurchase agreements, convertible bonds and bonds with warrants) in an amount up to 10% of the Fund's net assets (subject to the limitation that during any one month the Fund may not trade bonds listed on the Stock Exchange outside the Stock Exchange in excess of 30% of the total amount of bonds traded by the Fund during that month (except for trading repurchase agreements and bonds which are not listed on the Stock Exchange)).

     Current regulations generally limit the percentage of any class of shares of a listed issuer in which a single foreign investor and all foreign investors in the aggregate may acquire beneficial ownership to 5% and 20%, respectively. The KSEC, however, may increase or decrease these percentages if it deems necessary for the public interest, protection of investors or industrial policy. The Government has announced its intention to further increase the aggregate foreign ownership limit by 3% in each of 1997, 1998 and 1999, and in 2000 to consider whether it will abolish such limit. No assurance can be given, however, as to whether or when any additional increase will be implemented and, if and when implemented, to what levels such limits will be raised. Currently, the KSEC has authorized several exceptional ceilings as follows: (1) subject to prior report to the Governor of the Securities Supervisory Board by a company whose shares are held by foreign investors under the FCIA or the FEMA, (x) in which the percentage of such foreign shareholding is less than 50%, a ceiling equal to the sum of (a) the current percentage of foreign shareholding under the FCIA or the FEMA and (b) a percentage (up to 20%) requested by such company or (y) in which the percentage of foreign shareholding is 50% or more, a ceiling equal to the percentage requested by such company may be established; (2) a 15% ceiling on the acquisition of shares by foreigners in the aggregate has been established for certain corporations designated by the Minister of Finance and Economy (currently, only Korea Electric Power Corporation ("KEPCO") and Pohang Iron & Steel Co., Ltd. ("POSCO") are subject to this lower ceiling); (3) the 7% ceiling on the acquisition of a class of shares by the Fund; and (4) subject to prior report to the Governor of the Securities Supervisory Board of Korea (the "Governor") upon election by a company that has issued shares to foreigners in connection with its issuance of equity-related securities overseas, a ceiling equal to the sum of (a) the current percentage of such shares held by foreigners and (b) a percentage (up to 20%) requested by such company. These ceilings may be exceeded, however, as a result of acquiring (i) shares obtained pursuant to the FCIA or the FEMA, (ii) shares held by a depositary which issues depositary receipts evidencing an interest in such shares, (iii) shares listed on the Stock Exchange acquired as a result of conversion of, or exercise of warrants or withdrawal rights under or attached to, equity-related securities issued overseas by Korean companies (collectively, "Converted Shares"), or (iv) shares arising from the exercise of shareholder's rights and other rights and shares obtained by way of gift, inheritance or bequest; provided that the number of shares exceeding the 5% limit or, in the case of the Fund, the 7% limit (except in the cases of (i) and (ii) above) must be sold within three months from the date of acquisition.

     In calculating these ceilings, all foreign shareholdings (other than those owned by certain foreigners treated as Korean nationals) must be counted regardless of whether the shares were purchased through the Stock Exchange, or whether they are newly issued shares or outstanding shares. Newly issued shares (including Converted Shares) are calculated as of the date of their listing on the Stock Exchange. When applying a ceiling with respect to acquisitions by a single foreign investor, each entity (including individuals, corporations, foreign government agencies, and foreign funds, unit trusts and partnerships) is entitled to a separate 5% limitation. However, all branches in Korea of any foreign investor as a group are entitled to their own 5% limitation separate from that of their head office. When calculating these ceilings, shares purchased are deemed to be acquired at the time of placing the relevant order and shares sold are deemed to be disposed of at the time of execution.

     A foreigner who has acquired shares in excess of any ceiling described above may not exercise its voting rights with respect to the shares exceeding such limit, and the KSEC may take necessary corrective action with regard to such foreigner pursuant to the Securities and Exchange Act of Korea (the "Act"). The Governor may, in his discretion, disclose the numbers of shares of a class available for investment by a single foreign investor and foreign investors in the aggregate, and provide a list of shares that have reached or exceeded the ceiling on acquisition by foreign investors in the aggregate. Currently, the Governor discloses this list every morning on which trading occurs.


     As of March 21, 1997, 41.75% of the Fund's investment portfolio consisted of securities that have reached the aggregate foreign investment limit. As of March 21, 1997, 26.3% of the aggregate market capitalization of the Stock Exchange consisted of securities that have reached the aggregate foreign investment limit.


     The Act generally imposes a 10% beneficial ownership limitation on the total outstanding voting shares of a listed company that may be held by any one individual or entity, including Korean nationals, without the approval of the KSEC. Such 10% beneficial ownership limitation under the Act is scheduled to be repealed effective April 1, 1997, except that certain designated public corporations may, by their articles of incorporation, continue to impose such a limit at a level not exceeding 3%. Under the Act, such designated public corporations are also generally authorized to adopt provisions in their articles of incorporation restricting or prohibiting foreign ownership of such companies' shares. At present, KEPCO and POSCO have adopted a provision in each of their articles of incorporation restricting ownership of their shares by a single investor (including Korean nationals) to 1% of each class of their shares. Both KEPCO and POSCO are significant within their respective industries in terms of size and quality of their earnings and assets. The KSEC rules also provide that a company may not issue convertible bonds, bonds with warrants or depositary receipts outside of Korea if the sum of (i) shares to be acquired by foreigners by the exercise of the conversion rights, warrants or withdrawal rights for underlying shares under the proposed issue and under any previously issued bonds, warrants or depositary receipts, (ii) shares to be acquired by foreigners as a result of exercising applicable conversion rights attached to certain eligible domestic convertible bonds issued by small and medium-sized companies,
(iii) shares held by foreigners in excess of the applicable ceiling (generally 20%) on aggregate foreign investment (except any such excess held under the
FCIA), and (iv) the Converted Shares which have not been included in the calculation of the aggregate foreign ownership limit by reason of application by the relevant company not to include such Converted Shares in the determination of such ceiling and the report to the KSEC thereof in the aggregate, exceed or would exceed 15% of the issued capital of the issuer at the date of issue of the relevant securities plus the shares referred to in (i) above. However, in the case of banks, the number of the Converted Shares may not exceed 30% of the issued capital of such banks plus the aggregate foreign ownership of the shares, except where (i) the depositary receipts represent the non-voting shares or (ii) certain measures, including, but not limited to, the formation of a voting council, are taken in order to direct the depositary as to the voting of the shares held by the depositary. In addition, the Foreign Exchange Management Regulations currently provide that the percentage of the outstanding shares of a company (including shares which would be outstanding as a result of the conversion of convertible bonds and the exercise of warrants attached to bonds or withdrawal rights attached to depositary receipts) that may be held by non-residents or foreigners, unless provided otherwise in any other relevant laws and regulations (including those of the KSEC), is limited to 50%.

     A foreign investor who intends to acquire shares must designate a single bank in Korea and open Won and foreign currency accounts, exclusively for investment in shares (respectively, "Won Account" and "Foreign Currency Account"). No approval is required for remittance into Korea and deposit of foreign currency funds in the Foreign Currency Account. With the report to the designated foreign exchange bank, foreign currency funds may be transferred to a Won account held with a broker (i.e., securities company) only at the time Won funds are necessary for the purchase of shares (i.e., payment of the deposit money at the time of placing an order, and the remainder of the purchase price outstanding at the time of settlement). Funds in the Foreign Currency Account may be remitted abroad without any governmental approval.

     Dividends on shares of Korean companies are paid in Won. No governmental approval is required for foreign investors to receive dividends on, or the Won proceeds of the sale of, any such shares to be paid, received and retained in Korea. Dividends paid on, and the Won proceeds of the sale of, any such shares held by a non-resident of Korea must be deposited either in a Won account with the investor's securities company or its Won Account. Funds in the investor's Won Account may be transferred to its Foreign Currency Account or withdrawn for local living expenses (subject to a certain limitations), in each case with a report to the investor's designated foreign exchange bank. In addition, funds in the Won Account may be used for future investment in shares or for payment of the subscription price of new shares obtained through the exercise of preemptive rights.

     Certain designated securities companies are allowed to open foreign currency accounts and Won accounts with banks exclusively for accommodating foreign investors' stock investments in Korea. Through such accounts, these designated securities companies may enter into foreign exchange transactions on a limited basis, such as conversion of foreign currency funds and Won funds, either as a counterparty to or on behalf of foreign investors without such investors having to open their own accounts with banks.

     Since July 1, 1994, foreign investors have been permitted to invest in (i) Stock Exchange listed non-guaranteed convertible bonds issued by listed small- and medium-sized companies and (ii) low interest rate public bonds designated from time to time by the KSEC, subject to certain ceilings and procedural limitations.

     Beginning May 1, 1996, foreign investors were permitted to invest in warrants representing the right to subscribe for shares of a listed company, subject to certain aggregate foreign investment and trading limitations.

     On May 3, 1996, a stock index futures market was opened on the Stock Exchange. Foreign investors have been allowed to invest in this market subject to certain individual ownership and aggregate foreign investment limitations.

     Since January 3, 1997, foreign investors have been permitted to invest in non-guaranteed corporate bonds issued by small and medium-sized companies that are listed on the Stock Exchange or registered with the Korea Securities Dealers Association for trading on the over-the-counter market.

THE FUND'S LICENSE

     Under the Fund's license to invest in Korean securities, the Minister of Finance and Economy has imposed certain restrictions on the Fund which provide, among other things, that the Fund may not (1) purchase any equity security of a Korean issuer if, as a result of such purchase, the Fund would then own more than 7% of the outstanding shares of any class of stock of an issuer, unless permitted by regulations applicable to investments by foreigners or otherwise permitted by the KSEC; (2) make investments in Korean securities for the purpose of exercising control or management of the issuer; or (3) acquire any unlisted shares registered with the Korea Securities Dealers Association for trading on the over-the-counter market, if as a result of such acquisition, more than 25% of the Fund's net assets (determined at market value as of the purchase date) would be invested in such shares in the aggregate or up to 5% of the Fund's net assets (determined at market value as of the purchase date) would be invested in any class of such shares. The Fund may purchase shares in initial public offerings on the same basis as Korean domestic institutional investors. The Fund may also acquire Stock Exchange-listed, underwritten or publicly offered Government and corporate bonds (including bonds held through repurchase agreements, convertible bonds and bonds with warrants) in amounts not in excess of 20% of its net assets. In addition, although the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities, it may not repatriate principal except to the extent that Fund expenses exceed Fund income or in the event of termination of the Fund. Before any repatriation, the Fund is required to obtain approval from its designated bank in order to confirm that the amount being remitted is consistent with the Fund's license. The Fund currently obtains such approvals from the Subcustodian, which is the Fund's designated bank. Were the Minister of Finance and Economy to revoke or modify the license issued to the Fund or suspend foreign exchange transactions generally, the Fund's shareholders could be adversely affected because of an inability to repatriate funds. If for any reason the Fund were unable to distribute substantially all of its net investment income (including short-term capital gains) and long-term capital gains within applicable time periods, the Fund could be subject to U.S. Federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. Federal income tax on all of its income and gains. See "Taxation -- United States Federal Income Taxes" in the SAI.

     The Fund's license to invest in Korean securities is also subject to the condition that if the services of the Manager or the Korean Adviser are terminated, the appointment of a successor is to be approved by the Minister of Finance and Economy. See "Investment Advisers." Under a further condition, the Fund, the Manager and the Korean Adviser are required to furnish to the Minister of Finance and Economy and the KSEC information reasonably requested by the Minister of Finance and Economy or the KSEC relating to the Fund's operations or for the purpose of determining whether the Fund has complied with the conditions of the license and with Korean securities laws.

     The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of noncompliance by the Fund with one or more conditions attached to the license or a material violation by the Fund of applicable Korean law. In addition, the Minister of Finance and Economy or the KSEC may issue orders imposing additional restrictions when deemed in the public interest, for the protection of investors or in the interest of maintaining an orderly securities market. The Minister of Finance and Economy has the authority, with prior public notice of scope and duration, to suspend all foreign exchange transactions when emergency measures are deemed necessary in case of a radical change in the international or domestic economic situation. To date, the Minister of Finance and Economy has not exercised this authority.

FURTHER OPENING OF THE KOREAN SECURITIES MARKET


     In December 1996, Korea officially became the 19th member nation of the Organization for Economic Cooperation and Development ("OECD"). Before officially joining the OECD, the Government had announced a number of steps to further liberalize the Korean securities market, consistent with its desire to become an OECD member. Some of the steps are: permitting, during 1997, foreigners to acquire non-guaranteed bonds issued by small and medium-sized companies; permitting, during 1998, foreigners to acquire non-guaranteed convertible bonds issued by companies other than small and medium-sized companies; further expanding, during 1998 and 1999, the opening of the Korean debt securities market to foreigners, particularly with respect to non-guaranteed long-term bonds; full liberalization of the scope of foreign investment in Korean debt securities about the time that the differences between domestic and international interest rates become less than 2%, or, alternatively, certain macroeconomic measures indicate stability in the Korean economy (e.g., inflation rate falls to 3% or lower); increasing the aggregate foreign ownership limit for equity securities generally by 3% in each of 1997, 1998 and 1999, and abolishing such limit in 2000; and increasing the ownership limit by a single foreigner up to 10% in 2000.


                         THE KOREAN SECURITIES MARKETS

THE STOCK EXCHANGE


     The Stock Exchange, established in 1956, is the only stock exchange in Korea and has its only trading floor in Seoul. Both equity and debt securities are traded on the Stock Exchange. Although the Stock Exchange market capitalization and trading volume have increased substantially over the past ten years except for 1990, 1991, 1995 and 1996, it is still small relative to Japanese, United States and major European exchanges. The aggregate market value of equity securities was approximately 117.4 trillion Won (approximately $139.1 billion) at December 31, 1996, and average daily trading value was approximately
486.8 billion Won (approximately $605.2 million) for 1996.


     For smaller companies that are unable to meet the Stock Exchange's listing requirements, an over-the-counter market was established in April 1987 for nonlisted securities. At the end of 1995, the securities of 340 companies were registered on the over-the-counter market. This market is small and unsophisticated by U.S. standards. To further its plan to develop the over-the-counter market, the KSEC has adopted various regulations designed to promote the trading of shares of small and medium-sized companies on the over-the-counter market.

  Equity Market

     The number of companies listed on the Stock Exchange, the corresponding aggregate market value at the end of the periods indicated and the average daily trading volume for those periods are set out in the following table:


                                              MARKET VALUE AT PERIOD
                                                       END                  AVERAGE DAILY TRADING VOLUME
                                              ----------------------   --------------------------------------
                                  NUMBER OF      IN          IN           IN            IN            IN
                                   LISTED     BILLIONS    MILLIONS     THOUSANDS     MILLIONS     THOUSANDS
              YEAR                COMPANIES    OF WON    OF DOLLARS    OF SHARES      OF WON      OF DOLLARS
--------------------------------  ---------   --------   -----------   ---------     ---------   ------------
1991............................     686        73,118      96,106       14,022        214,263       292,170
1992............................     688        84,712     107,448       24,028        308,246       394,858
1993............................     693       112,665     139,420       35,130        574,048       715,113
1994............................     699       151,217     191,729       36,862        776,257       966,167
1995............................     721       141,151     182,201       26,104        487,234       631,730
1996............................     760       117,370     139,031       26,571        486,834       605,176


---------------

Source: Stock, Korea Stock Exchange.

     Equity securities listed on the Stock Exchange are divided into two sections. The following table shows the number of listed companies and the average daily trading volume for each of the two sections of the Stock Exchange:


                                                                 AVERAGE DAILY TRADING VOLUME
                                                   ---------------------------------------------------------
                                   NUMBER OF
                               LISTED COMPANIES      IN THOUSANDS         IN MILLIONS        IN THOUSANDS
                                                       OF SHARES            OF WON            OF DOLLARS
                               -----------------   -----------------   -----------------   -----------------
                                FIRST    SECOND     FIRST    SECOND     FIRST    SECOND     FIRST    SECOND
            YEAR               SECTION   SECTION   SECTION   SECTION   SECTION   SECTION   SECTION   SECTION
-----------------------------  -------   -------   -------   -------   -------   -------   -------   -------
1991.........................    483       203      12,127    1,895    194,944    19,319   265,827    26,343
1992.........................    483       205      20,769    3,259    281,788    26,458   360,966    33,892
1993.........................    482       211      28,568    6,562    497,280    76,768   619,533    95,640
1994.........................    460       239      30,047    6,815    673,555   102,702   839,143   127,950
1995.........................    467       254      20,554    5,576    412,123    75,639   534,343    98,071
1996.........................    469       291      19,564    7,008    372,520   114,314   463,094   142,102


---------------

Source: Stock, Korea Stock Exchange.

     For original listing on the Stock Exchange, a company must meet certain requirements relating to size, history of operations, financial condition and percentage of voting shares held or to be held by the public. Upon original listing, a company's securities are traded on the second section of the Stock Exchange. To be eligible for listing on the first section of the Stock Exchange, a company must have been listed on the second section for at least one year and must meet more stringent tests than those for original listing.

     Purchases and sales of shares may be completed fully in cash or by means of a margin transaction. Foreign investors, including the Fund, are currently prohibited from engaging in margin transactions. At present, the margin requirement is the amount equivalent to 40% of the total value of the stocks purchased on margin or sold short. Only shares in the first section of the Stock Exchange, except for the shares of a securities company which acts as a broker, are eligible for margin transactions, and the margin requirements are varied from time to time by the KSEC.

     The Korea Composite Stock Price Index (the "KOSPI"), a broadly based indicator of share price, was created in 1972. After several years of volatility, the KOSPI was reset by the Stock Exchange in 1979. Movements in stock prices for the last 10 years, as shown by the KOSPI (January 4, 1980 =
100), are set out in the table below, together with the associated dividend yield and price-to-earnings ratios for listed securities as of the end of the periods indicated. The dividend yield figures include cash actually paid, are based on dividend paying companies only and are not weighted by the aggregate market value of such companies.

                                                                              AVERAGE
                                           STOCK PRICES         ------------------------------------
                                        -------------------     DIVIDEND YIELD(1)     PRICE/EARNINGS
                   YEAR                   HIGH        LOW       -----------------        RATIO(2)
    ----------------------------------  --------     ------       (% OF MARKET        --------------
                                                                 VALUE AT 12/31)
    1987..............................    525.11     264.82            2.9                 10.9
    1988..............................    922.56     527.89            2.6                 11.2
    1989..............................  1,007.77     844.75            2.3                 13.9
    1990..............................    928.82     566.27            2.6                 12.8
    1991..............................    763.10     586.51            2.9                 11.2
    1992..............................    691.48     459.07            2.5                 10.8
    1993..............................    874.10     605.93            1.9                 12.7
    1994..............................  1,138.75     855.37            1.4                 16.2
    1995..............................  1,016.77     847.09            1.4                 16.4
    1996..............................    986.84     651.22            1.5                 17.8

---------------

(1) The dividend yield calculated on the basis of a weighted average for all listed companies was 2.1%, 1.4%, 1.2%, 1.5%, 1.8%, 1.9%, 1.4%, 1.2%, 1.1%
    and 1.5 %, respectively, for the years ended December 31, 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995 and 1996. The figures include only companies that paid dividends in the previous fiscal year.

(2) Korean companies normally report earnings only on an annual basis. As a result, the earnings used to calculate price-to-earnings ratios may not be comparable to those customarily used in the United States. The figures do not include companies that recorded losses in the previous year.
Source: Stock, Korea Stock Exchange.

     After recording steady gains during most of the mid-1980's, the KOSPI rose sharply during the first half of 1986, from 163.27 to 274.20 in July, when the Government, concerned by the increasingly speculative nature of stock market trading, introduced measures that caused a decline through most of October, although the KOSPI recovered to close the year at 272.61.

     The KOSPI continued to increase during 1987 and 1988, closing 1988 at
907.20. The increase in the KOSPI reflected Korea's rapid economic growth, growing current account surplus, growth in savings, and the orderly election of Roh Tae Woo to succeed Chun Doo Hwan as President of the Republic.


     The KOSPI rose to a high of 1007.77 on April 1, 1989, but then underwent a period of prolonged weakness, reaching a subsequent low of 459.07 on August 21, 1992. Subsequently, the KOSPI exhibited a volatile but generally rising pattern, reflecting, on the one hand, such negative factors as the trade deficit and inflation and the August 1993 announcement (which caused a record one-day loss of 7.5% in the KOSPI) of required disclosure of real names in financial transactions and, on the other hand, such positive factors as the opening of the Korean stock market to foreign investors, the depreciation of the Won (which tended to help the price competitiveness of Korean goods in world markets), low oil prices, improved labor-management relations, Government measures to support the stock market and somewhat lower interest rates. The KOSPI reached an all-time high of 1,138.7 on November 8, 1994, but has since experienced a downward trend. It closed on March 24, 1997 at 617.26.


     From 1987 to 1996, the dividend yield on the KOSPI declined from 2.9% to 1.5%. The substantial decline in the dividend yield is attributable to the generally higher level in the market prices of securities listed on the Stock Exchange and the common corporate practice of establishing dividend rates based on the par value of shares and with reference to fixed deposit interest rates, which have been declining since 1981.

     In addition to the KOSPI, stock price indexes for the first and second sections and for small-, medium-and large-sized companies are published. In general, stock prices on the second section are more volatile than those on the first section and stock prices of small- and medium-sized companies are more volatile than those of large companies.

     Movements in individual company share prices of any category of shares on one day are confined to 8% of the previous day's closing price of such shares, rounded down as set forth below:

                                                                           ROUNDED DOWN TO
                     PREVIOUS DAY'S CLOSING PRICE (WON)                         (WON)
    ---------------------------------------------------------------------  ----------------
    Less than 10,000.....................................................           10
    10,000 to less than 100,000..........................................          100
    100,000 to less than 500,000.........................................          500
    500,000 or more......................................................        1,000

     Such restrictions limit the maximum movement in the KOSPI on any day. As a result, the quoted closing price of a listed security, if such closing price has been fixed by the limit, may not necessarily represent the price at which persons are willing to buy and to sell such security in the absence of such a limit.

     The following table shows the 30 largest companies listed on the Stock Exchange, ranked by market capitalization as of December 31, 1996. As of that date, these companies represented 46% of the total market capitalization of all the companies listed on the Stock Exchange.


                                                                   IN BILLIONS     IN MILLIONS
                               COMPANY                               OF WON        OF DOLLARS
    -------------------------------------------------------------  -----------     -----------
    Korea Electric Power Corporation.............................   15,440,259        18,290
    Samsung Electronics Co., Ltd. ...............................    4,592,777         5,440
    Pohang Iron & Steel Co., Ltd. ...............................    3,427,416         4,060
    Korea Mobile Telecommunications Corp. .......................    2,660,972         3,152
    Daewoo Heavy Industries Ltd. ................................    1,904,261         2,256
    Shinhan Bank.................................................    1,416,800         1,678
    DACOM Corporation............................................    1,402,080         1,661
    LG Semicon...................................................    1,393,200         1,650
    Samsung Display Devices Co., Ltd. ...........................    1,345,766         1,594
    Korea Export Bank............................................    1,262,250         1,495
    Hyundai Electronics..........................................    1,258,000         1,490
    Kia Motors Corporation.......................................    1,247,868         1,478
    Chohung Bank.................................................    1,228,167         1,455
    Yukong Limited...............................................    1,181,971         1,400
    Halla Climate................................................    1,156,703         1,370
    Kookmin Bank.................................................    1,142,009         1,353
    Hyundai Engineering & Construction Co., Ltd. ................    1,123,723         1,331
    Hyundai Motor Co., Ltd. .....................................    1,068,841         1,266
    Ssangyon Oil Refining........................................    1,050,232         1,244
    LG Electronics Inc. .........................................    1,043,229         1,236
    Hanil Bank...................................................      962,800         1,140
    The Commercial Bank of Korea, Ltd. ..........................      938,400         1,112
    LG Information & Communications, Ltd. .......................      855,880         1,014
    Samsung Fire & Marine Insurance Co., Ltd. ...................      780,300           924
    Dong Ah Construction.........................................      750,498           889
    Daewoo Corporation...........................................      729,473           864
    Korea First Bank.............................................      701,920           831
    Seoul Bank...................................................      697,000           826
    Samsung......................................................      688,095           815
    LG Chemical Ltd. ............................................      686,461           813


---------------
(1) 844.2 Exchange Rate 12/31/96

Source: Stock, Jan. 1997, Korea Stock Exchange.

     The following table shows the volume of trading during the year ended December 31, 1996 for the 30 most actively traded companies on the Stock Exchange. The trading in shares of these companies accounted for 20.6% of all shares traded during 1996.



                                                     NO. OF SHARES     IN BILLIONS      IN MILLIONS
                        COMPANY                          (000)           OF WON        OF DOLLARS(1)
    -----------------------------------------------  -------------     -----------     -------------
    Seoul Bank                                          112,054              872              835
    Daewoo Heavy Industries Ltd....................      95,835              845              802
    The Commercial Bank of Korea, Ltd..............      91,168              730              908
    Korea First Bank...............................      79,181              525              683
    LG Electronics, Inc............................      72,200            1,437            1,788
    Sammi Steel Co.................................      67,054              309              385
    Daewoo Corporation.............................      66,488              561              597
    Korea Exchange Bank............................      65,618              645              802
    Korea Electric Power Corporation...............      53,906            1,924            2,288
    Kookmin Bank...................................      59,828              946            1,178
    Kun Young Construction.........................      38,057              305              380
    Cho Hun Bank...................................      54,947              498              510
    Hanil Bank.....................................      53,665              455              588
    Han Hwa Chemical...............................      47,695              474              538
    Kukje..........................................      47,155              288              350
    Shinhan Bank...................................      46,856              742              972
    Daewoo Telecom.................................      46,758              520              546
    Samsung........................................      41,954              781              946
    Kunho Construction & Engineering...............      41,799              370              468
    Samsung Electronics Co., Ltd...................      41,020            3,837            4,521
    Chungbuk Bank..................................      38,037              294              388
    Daewoo Electronics Co., Ltd....................      37,800              283              352
    Daewoo Securities Co., Ltd.....................      37,127              707              878
    Dong Sun.......................................      36,430              202              751
    Midope.........................................      35,395              359              580
    Ssangyung Motor................................      38,138              298              370
    Housing & Com'l Bank...........................      38,044              721              896
    LG Chemical....................................      32,004              425              528
    Dongsuh Securities Co. Ltd.....................      32,940              390              485
    Sapoong........................................      32,230              425              529


---------------

(1) Based on average exchange rate in 1996 of Won 804.45 = US$1.00.


Source: Fact Book, 1996 Facts and Figures, Korea Stock Exchange.


     Since 1980, the Government and the public bodies have reduced their interest in all listed companies, except for KEPCO and POSCO. The Government and the public bodies owned, in aggregate, 8.03% of listed shares at December 31, 1995. With Government ownership down, institutional holders, including banks and insurance companies, owned 26.8% of listed shares at December 31, 1995. On that date, shareholders who individually owned 10,000 shares or more represented 2.06% of the total number of shareholders and owned 85.44% of the total number of shares outstanding.


     On May 3, 1996, the Stock Exchange opened a stock index futures market on the Stock Exchange floor. The Stock Exchange has announced that it will open a stock index futures option market in early 1997.

  Bond Market

     The market in Korea for listed bonds is less developed than the market for listed equity securities. The official Korean bond market was established in 1968 pursuant to the Capital Market Promotion Act. In 1972, Korean corporations began raising funds through underwritten public debt offerings. In line with the sharp annual increases in the number of corporate bonds issued, the volume of issues outstanding has also shown large increases. In addition, the Government and other public bodies have had increasing recourse to the bond market with both listed and unlisted bond volumes showing substantial growth. Volumes of outstanding bond issues since 1989 are given in the following table.

                         OUTSTANDING LISTED BOND ISSUES
                               AS OF DECEMBER 31


                              LISTED PUBLIC BONDS           LISTED CORPORATE BONDS            TOTAL LISTED BONDS
                          ---------------------------     ---------------------------     ---------------------------
                          IN BILLIONS     IN MILLIONS     IN BILLIONS     IN MILLIONS     IN BILLIONS     IN MILLIONS
          YEAR              OF WON        OF DOLLARS        OF WON        OF DOLLARS        OF WON        OF DOLLARS
------------------------  -----------     -----------     -----------     -----------     -----------     -----------
1989....................     28,095          41,341          15,395          22,654          43,491          63,994
1990....................     29,049          40,549          22,068          30,804          51,117          71,353
1991....................     32,250          42,389          29,241          38,435          61,491          80,824
1992....................     32,447          41,155          32,697          41,472          65,143          82,627
1993....................     41,359          51,181          37,574          46,496          78,933          97,677
1994....................     56,621          71,790          45,876          58,167         102,497         129,957
1995....................     69,542          89,766          56,456          72,874         125,998         162,641
1996....................    102,419         121,321          73,120          86,615         175,540         207,937


---------------
Source: Stock, Korea Stock Exchange.

     Statistics are not regularly compiled with respect to unlisted public bonds, although the volume outstanding is significant.

     The secondary market in bonds listed on the Stock Exchange is relatively inactive compared to the secondary market for equity securities listed on the Stock Exchange. Details of trading value are given in the table below.

                             TRADING VALUE OF BONDS

                              PUBLIC SECTOR BONDS           CORPORATE SECTOR BONDS                TOTAL BONDS
                          ---------------------------     ---------------------------     ---------------------------
                          IN BILLIONS     IN MILLIONS     IN BILLIONS     IN MILLIONS     IN BILLIONS     IN MILLIONS
          YEAR              OF WON        OF DOLLARS        OF WON        OF DOLLARS        OF WON        OF DOLLARS
------------------------  -----------     -----------     -----------     -----------     -----------     -----------
1989....................     4,378           6,520             771           1,149           5,149            7,668
1990....................     2,455           3,469             795           1,124           3,250            4,592
1991....................     1,394           1,901             704             960           2,098            2,861
1992....................       453             580             152             195             605              775
1993....................         4               5               2               2               6                7
1994....................        24              30           1,145           1,424           1,169            1,455
1995....................       254             329           1,176           1,525           1,430            1,854
1996....................       192             227           1,186           1,405           1,378            1,714

---------------
Source: Stock, Korea Stock Exchange.

     The table does not include over-the-counter trading. For bonds, over-the-counter trading constitutes a substantially larger part of the overall bond trading market than trading on the Stock Exchange.

THE KOREA SECURITIES MARKET STABILIZATION FUND

     In May 1990, the Government established a Securities Market Stabilization Fund (the "Stabilization Fund") which was designed to stabilize the market prices of securities listed on the Stock Exchange. Financial contributors to the capital of the Stabilization Fund were requested and obtained from companies listed on the Stock Exchange and from domestic securities companies engaged in trading securities listed on the Stock Exchange. As of December 31, 1995, the aggregate value of listed shares held by the Stabilization Fund was approximately Won 4.1 trillion (US$5.3 billion), representing approximately 2.9% of the Stock Exchange's total market capitalization at that date. The Stabilization Fund was initially established for a three year-period, which was extended for an additional three years to May 1996.

     On April 30, 1996, the contributors to the Stabilization Fund adopted a resolution to liquidate the Stabilization Fund on May 3, 1996. Such resolution provided that upon the liquidation of the Stabilization Fund, its cash and liquid assets, amounting to approximately Won 1.3 trillion, would be distributed to its members by August 1996, while the listed shares held by the Stabilization Fund, with an aggregate market value of Won 4.1 trillion, would be deposited with the Korea Securities Depository and thereafter distributed to its members at the rate 20% per annum beginning in May 1998. This schedule for distribution of listed shares is subject to amendment in accordance with market conditions. In a slight departure from the foregoing schedule, the first distribution of cash, in the amount of Won 922 billion, was made by the Stabilization Fund to its members in September 1996. The remaining cash held by the Stabilization Fund is scheduled to be distributed in February 1997.

MARKET REGULATION

     The Minister of Finance and Economy establishes the basic policies governing the overall operation of the Korean securities market. The official Korean securities markets are principally regulated by the KSEC under the Act. The Act is based on the United States securities laws and imposes restrictions on insider trading, requires specified information to be made available to investors and establishes rules regarding margin trading, proxy solicitation and take-over bids, and also regulates the investment advisory business. Although the KSEC is authorized to regulate and make decisions on all major issues relating to the securities markets pursuant to the Act, all decisions of the KSEC must be reported to the Minister of Finance and Economy. The Minister of Finance and Economy may repeal any decision of the KSEC or suspend its enforcement. The day-to-day management and implementation of the policies of the KSEC are conducted by the Securities Supervisory Board.

     The Act was most recently amended effective January 1994 in order to, among other things, deregulate the securities markets by lifting (effective January 1, 1997) the 10% beneficial ownership limitation on the acquisition of shares of a listed company by an individual Korean national. The January 1994 amendment also permits listed companies to hold their own shares, improves the central depository system and securities dispute conciliation committee, strengthens the reporting requirements imposed on shareholders holding 5% or more of the issued and outstanding shares of a listed company, and expands the scope of dissenting shareholders entitled to request the issuer to purchase their shares under certain circumstances, including at the time of merger or business transfer, to include holders of non-voting shares. The Stock Exchange opened a stock index futures market on May 3, 1996, and has announced that a stock index futures option market will be introduced in early 1997.

     Companies listed on the Stock Exchange are required to file audited annual and reviewed semi-annual reports with the KSEC and the Stock Exchange. Certain material events, including the revocation of a business license, the suspension of a bank account, a corporate dissolution or a change in capitalization, must be disclosed by listed companies on the date they occur to the public through the facilities of the Stock Exchange. Certain less material events, including a change of business objective, the filing of a major lawsuit against the company and notification of a tax investigation, must be disclosed within two days to the Stock Exchange, which will disclose them, on the company's behalf, to the public.

     In Korea, with requisite approvals from governmental authorities, banks, merchant banks and short-term finance companies as well as securities companies are allowed to engage in underwriting. Generally, securities companies are allowed to perform all kinds of securities business while banks, merchant banks and short-term finance companies are allowed to engage only in the underwriting business with respect to debt securities.

               DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT
                             AND CASH PURCHASE PLAN

     The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute at least annually any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryover). Net investment income includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses (including any capital loss carryover), net of expenses. See "Taxation -- United States Federal Income Taxes" in the SAI.

     Pursuant to the Plan, each shareholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in Dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent. Participants in the Plan may terminate their accounts under the Plan by written notice to the Plan Agent. If such notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, the termination will be effective immediately; otherwise such termination will be effective on the first trading day after the payment date of such dividend or distribution. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then the Fund will issue new shares to participants at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. Participants reinvesting distributions in additional shares should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received (regardless of the net asset value of the shares on the distribution date), and should have a cost basis in such shares equal to such fair market value. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than thirty days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or reinvestment of any dividends or capital gains distributions payable only in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The receipt of dividends and distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on such dividends or distributions. See "Taxation -- United States Federal Income Taxes" in the SAI.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan, in the case of a dividend or distribution, at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable laws, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. Additional information about the Plan may be obtained from the Plan Agent, State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, telephone number (617) 328-5000 ext. 6406.

                                    TAXATION

     For a discussion of the U.S. Federal income tax consequences and the Korean tax consequences to Record Date Shareholders and Rights Holders with respect to the Offer, see "The Offer -- U.S. Federal Income Tax Consequences; Korean Tax Consequences" above. For a discussion of certain other U.S. tax matters applicable to the Fund and its shareholders, see "Taxation" in the SAI. Shareholders should consult their tax advisers concerning their own particular situations, including the potential application of state, local and non-U.S. taxes to their ownership of shares of the Fund.

U.S. TAXATION

     The Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code for each taxable year, although no assurance can be given as to meeting the tests for such status. The Fund intends to distribute to its shareholders each year all of its net investment income as computed for U.S. Federal income tax purposes. Such distributions will, in general, be taxable to shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and nature of distributions made by the Fund.

     The Board of Directors will determine each year whether to distribute any net long-term capital gains in excess of any net short-term capital losses (including in such losses any capital loss carryovers from prior years) as computed for U.S. Federal income tax purposes. The Fund presently expects to distribute such excess to its shareholders each year.

     Dividend distributions paid out of the Fund's net investment income (including short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or reinvested in shares. Dividends paid by the Fund will not qualify for the deduction (currently 70%, although proposed legislation would make it 50% for many corporations) for dividends received by corporations because the Fund's income is not expected to consist of dividends paid by U.S. corporations. Distributions of net long-term capital gains (i.e., capital gains from securities held for more than one year), if any, are taxable as long-term capital gains, whether received in cash or reinvested in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends-received deduction. As of March 21, 1997, there was approximately $66.8 million of net unrealized appreciation in the Fund's net assets of approximately $474.2 million; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon the exercise of the Rights. See "Taxation -- United States Federal Income Taxes -- General,"
"-- Distributions" and "-- Non-U.S. Shareholders" in the SAI. Dividends of net investment income and distributions of net long-term capital gains paid by the Fund that (i) are declared in October, November or December, (ii) are payable to holders of record as of a date in such a month, and (iii) are paid during the following January, will be treated by shareholders as if received on December 31 of the calendar year in which declared. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."


     The Fund has adopted a Dividend Reinvestment and Cash Purchase Plan. Shareholders are deemed to have elected to participate in the Plan unless the Plan Agent is otherwise instructed in writing. Participants in the Plan will receive dividend and capital gain distributions in shares of the Fund, rather than in cash, if the Fund's Board of Directors declares that payment may be made in shares of the Fund or in cash. The Fund contemplates that distributions will ordinarily be payable in shares or cash. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

     Shareholders reinvesting distributions in additional shares through participation in the Plan should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received (whether the fair market value is less than or greater than the net asset value of the shares on the distribution date), and should have a cost basis in such shares equal to such fair market value.

     The Fund expects to be eligible to elect, and will notify shareholders if it so elects, to "pass-through" to the Fund's shareholders the amount of Korean withholding taxes imposed on dividends and interest. If the Fund makes such an election, shareholders will be required to include in income their proportionate shares of such amount. U.S. shareholders may be entitled to claim a credit or deduction for all or a portion of such amount. However, non-U.S. shareholders will not ordinarily be able to claim a credit or deduction with respect to such amount. See "Taxation -- Non-U.S. Income Taxes" and " -- Non-U.S. Shareholders" in the SAI.

     The Fund may be required to withhold for U.S. Federal income tax purposes 31% of all distributions payable to shareholders (not otherwise exempt from such withholding) who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

KOREAN TAXATION

     The following description of certain Korean tax matters relating to the Fund and its shareholders represents the opinion of Shin & Kim, Korean counsel to the Fund.

     Under current Korean law, payments to non-residents of Korea (such as the Fund) by Korean corporations in respect of income are subject to Korean withholding tax, and capital gains derived by non-residents of Korea (such as the Fund) with respect to stock and securities of Korean corporations are subject to Korean withholding tax, unless exempted by relevant laws or tax treaties. More specifically, dividends and interest are subject to withholding tax at the rate of 27.5% and capital gains (without deduction for capital losses) are subject to withholding tax at a rate equal to the lower of (i) 11% of the gross sales proceeds, or (ii) if satisfactory evidence of acquisition cost is produced, 27.5% of the difference between the gross sales proceeds and the acquisition cost of the stock or security sold (excluding any transaction charges, commissions, fees or taxes paid at the time of acquisition).

     The applicable withholding tax rate under the United States-Korea income tax treaty, as presently in effect (the "Treaty"), generally is 15% (plus a resident tax of 10% of such amount, or a total of 16.5%) on dividends paid to the Fund by Korean issuers, and generally 12% (plus a resident tax of 10% of such amount, or a total of 13.2%) on interest paid to the Fund by Korean issuers. Under the Treaty, as presently in effect, no withholding tax will be applicable to capital gains realized by the Fund.

     The reduced tax rate and exemption under the provisions of the Treaty will not apply to the dividend, interest and capital gain income derived by the Fund from Korean corporations if both (i) the Fund is, by reason of the existence of special measures under United States Federal income tax law with respect to those types of income, subject to United States Federal income tax in an amount substantially less than the United States Federal income tax generally imposed on corporate profits (Article 17(a) of the Treaty), and (ii) at least 25% of the Fund's outstanding shares are held of record or otherwise determined to be owned, directly or indirectly, by one or more persons who are not individual residents of the United States (Article 17(b) of the Treaty).

     Questions have been raised as to whether the United States regulated investment company provisions contained in the Code constitute "special measures" for purposes of Article 17(a) of the Treaty. Regardless of the resolution of these questions, under Article 17(b) of the Treaty, the Fund will qualify for the benefits of the Treaty so long as less than 25% of the Fund's outstanding shares are determined to be held other than by individual residents of the United States.

     In 1993, the Fund received written confirmation from the Minister of Finance and Economy that, so long as the number of shares allocated to the underwriters of countries other than the United States is less than 25% of the total number of publicly offered shares (aggregating the total number of shares allocated to underwriters by the Fund in all of its public offerings), the Fund will continue to be entitled to the benefits of the Treaty (as it has been until now), because Article 17(b) of the Treaty does not apply.


     At the time of the Fund's last rights offering in 1995, the Fund received written confirmation from the Minister of Finance and Economy that if and so long as the number of shares which have been underwritten by underwriters which are outside of the country of residence of the Fund throughout the Fund's four prior public offerings was less than 25% of the total number of shares which have been publicly offered, the 1995 offering took place in the form of a capital increase through an issue of rights to subscribe for new shares to be offered to its existing shareholders, and the certificates which evidenced the right to subscribe for newly issued shares were listed only on stock exchanges within the United States, the applicability of the Treaty to the Fund would continue to be acknowledged.


     The Fund has satisfied the foregoing requirements with respect to all of its outstanding shares publicly offered. In order to continue to qualify for the benefits of the Treaty, the Fund will proceed with this offering in a manner so as to satisfy the remaining requirements and intends to satisfy all of these requirements in all future public offerings of its shares (if any).

     Notwithstanding the foregoing, the Tax Exemption and Reduction Control Law (the "TERCL") exempts interest on bonds denominated in a non-Korean currency from Korean income and corporation taxes. The residents' tax referred to above is therefore eliminated with respect to such investments. The TERCL tax exemptions will expire on December 31, 1998.

     Under present Korean law, no Korean tax will be payable on gain realized upon a sale of shares of the Fund, or upon the receipt of distributions from the Fund, if the seller, or recipient of the distributions, as the case may be, is not domiciled in Korea and the Korean Inheritance and Gift Tax will not apply to any testate, intestate or inter-vivos transfer of shares of the Fund to the extent the deceased or the donee, as the case may be, is not domiciled in Korea; Korean stamp duty will not apply to transfers of Fund shares, nor to the Fund's portfolio securities transactions. The Korean Securities Transaction Tax will not apply to the sale of securities made through the Stock Exchange by the Fund. However, sales of Korean shares and certain other equity securities made outside of the Stock Exchange will be subject to the Korean Securities Transaction Tax. See "Portfolio Transactions and Brokerage."

     This tax treatment could change in the event of changes in Korean or United States tax laws, changes in the terms of, or the Minister of Finance and Economy's interpretation of, the Treaty, or changes in relevant facts.

                                  COMMON STOCK

     Shares of the Fund, when issued against payment therefor, will be fully paid and non-assessable. All shares are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. See "Risk Factors and Special Considerations -- Currency Conversion and Repatriation," above, for a description of possible restrictions on repatriation. There are no cumulative voting rights for the election of directors.

     Set forth below is information with respect to the Common Stock as of February 7, 1997:

                          AMOUNT HELD BY
                           FUND OR FOR       AMOUNT OUTSTANDING
                               ITS           (EXCLUSIVE OF FUND
  AMOUNT AUTHORIZED          ACCOUNT             HOLDINGS)
----------------------    --------------     ------------------
50,000,000 shares.....           0               37,570,917

     The Fund has no present intention of offering additional shares, other than pursuant to the Offer, except that additional shares may be issued under the Plan. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan." Other offerings of its shares, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then-current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding shares.

SPECIAL VOTING PROVISIONS

     The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure, such as by turning it into an open-end investment company. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. No director may be removed without cause by shareholders of the Fund.

     The vote of the holders of two-thirds of the shares of the Fund is required to authorize any of the following transactions:

          (i) merger or consolidation of the Fund with or into any other corporation, or the sale of substantially all of the Fund's assets to any other corporation;

          (ii) the dissolution of the Fund;

          (iii) any shareholder proposal as to specified investment decisions made or to be made with respect to the Fund's assets; and

          (iv) any amendment to the Fund's Articles of Incorporation to make the Fund's Common Stock a "redeemable security" (i.e., to cause the Fund to become an open-end investment company).

     Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. See "Further Information." These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The provisions in the Articles of Incorporation were approved by the Fund's shareholders at the Fund's annual meeting in 1988. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of shareholders generally, and that the advantages obtained from better assuring stability and continuity in corporate leadership outweigh any possible disadvantages of the provisions.

              DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02206-8200, is the Fund's dividend paying agent, transfer agent and registrar for the Fund's Common Stock.

                                   CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is Custodian for the Fund. The Fund's portfolio securities, when invested in securities of Korean issuers and other Won-denominated securities, and cash and cash equivalents, when held in Korea, are held at the Seoul branch of Citibank, N.A., acting as Subcustodian and one of the Fund's standing proxies in Korea.

                               OFFICIAL DOCUMENTS

     All of the documents, except Korean company annual reports, referred to herein as the source of statistical information are public official documents of the Republic of Korea, its Ministries, the Bank of Korea, the KSEC or the Stock Exchange.

                                    EXPERTS

     The financial statements and financial highlights of the Fund as of December 31, 1996 and for the six months then ended and as of June 30, 1996 and for the year then ended, included in the SAI have been included therein in reliance on the report of Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                             VALIDITY OF THE SHARES

     The validity of the Shares offered hereby will be passed on for the Fund by Debevoise & Plimpton, New York, New York and for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts. Matters of Korean law will be passed on for the Fund and for the Dealer Manager by Shin & Kim, Seoul, Korea.

                              FURTHER INFORMATION

     Further information concerning the Fund and the Fund's Common Stock may be found in the Registration Statement of which this Prospectus constitutes a part, which is on file with the Commission.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


                                                                                        PAGE
                                                                                        -----
Investment Restrictions...............................................................  2
Certain Investment Practices..........................................................  3
Directors and Officers................................................................  7
Net Asset Value.......................................................................  10
Taxation..............................................................................  11
Portfolio Transactions and Brokerage..................................................  17
Financial Statements..................................................................  F-1
Report of Independent Accountants.....................................................  F-35

                                                                         ANNEX A

                             THE REPUBLIC OF KOREA

GENERAL INFORMATION

  General

     The Republic was founded in 1948 following elections held in southern Korea. The Republic has since controlled and administered the portion of the Korean peninsula that lies generally to the south of the 38th parallel.

     The Korean War of 1950-1953 began with the invasion by communist forces from the North and, following a military stalemate, resulted in an armistice establishing a demilitarized zone in the vicinity of the 38th parallel, which became the boundary between the Republic and North Korea. The armistice agreement continues to be supervised by United Nations forces.

     The Republic has a land area of about 38,000 square miles, approximately one-fourth of which is arable. The Republic has a population of approximately 45 million and has a literacy rate of over 90%. The capital, Seoul, with a population of about 11 million, is approximately 40 miles south of the demilitarized zone separating the Republic from North Korea.

  Politics and Foreign Relations

     The early years of the Republic were dominated by the successive presidencies of Dr. Rhee Syngman, who was first elected in 1948 and re-elected in 1952, 1956 and 1960. President Rhee resigned shortly after his 1960 re-election, partly in response to pressure from student-led demonstrations. In 1961, a group of military leaders headed by Park Chung Hee assumed power. A civilian government was subsequently established, and Mr. Park was formally elected President in October 1963. President Park served until 1979 when he was assassinated following a period of increasing strife between the Government and its critics. Martial law was declared and an interim government was formed under Prime Minister Choi Kyu Hah, who became the next President. After clashes between the Government and its critics, President Choi resigned and was succeeded in August 1980 by General Chun Doo Hwan, who had taken power within the Korean army.

     Under the leadership of President Chun, a new Constitution, providing for indirect election of the President and for certain democratic reforms, was approved in a national referendum and shortly thereafter, in early 1981, President Chun was re-elected and inaugurated as President. In 1987, following public demonstrations against the prospect of choosing President Chun's successor through indirect elections in an electoral college, the Constitution was revised to permit direct election of the President. In December 1987, Roh Tae Woo was elected President by a narrow plurality, after the opposition parties led by Kim Young Sam and Kim Dae Joong failed to unite behind a single candidate. In February 1990, members of two opposition political parties, including the party led by Kim Young Sam, merged into the ruling Democratic Liberal Party led by President Roh.

     In December 1992, Kim Young Sam was elected President as the candidate of the Democratic Liberal Party. This election of a civilian and former opposition party leader as President ended the controversy concerning the legitimacy of the political regime. Since his inauguration, President Kim has emphasized political reform and the deregulation and internationalization of the Korean economy.

     In late 1995 and early 1996, respectively, former Presidents Roh and Chun were charged with accepting bribes from businessmen associated with certain Korean companies in exchange for favorable treatment. These former Presidents were also charged with sedition relating to the events surrounding the clashes between the Government and its critics described above, which included a confrontation in 1980 between the Korean army and civilian protesters in Kwangju, Republic of Korea. In August 1996, former Presidents Roh and Chun were sentenced to severe criminal penalties and fines for the charges in trial court proceedings, and have since appealed the decision. Although these events have raised concerns over the stability of the Korean economy, there has been no significant political or social unrest. In response to these events, the Government has affirmed its commitment to uncover any unlawful practices relating to these events, as well as to continue its anti-corruption reforms generally and the deregulation of the Korean economy toward a more efficient market economy.

     Relations between the Republic and North Korea have been tense over most of the Republic's history. North Korea maintains a regular military force estimated at more than 1,000,000 troops, the majority of which are concentrated near the northern border of the demilitarized zone. The Republic maintains a state of military preparedness along the southern border of the demilitarized zone. The Republic has a national conscription system and a regular military force consisting of approximately 655,000 troops. In addition to the regular forces, there are reserves of almost 3.2 million troops. The United States currently maintains military forces of approximately 37,000 troops in the Republic.


     Sporadic contacts between the Republic and North Korea have taken place in recent years. On December 13, 1991, the Prime Ministers of the Republic and North Korea signed an "Agreement on Reconciliation, Nonaggression and Exchange and Cooperation" in which the two sides agreed, among other things, to take further steps toward conciliation and economic cooperation. Not long after it was put into effect, however, major disputes developed, first over interpretation, and then over mounting evidence that North Korea was reprocessing plutonium, apparently as part of a weapons program, in violation of the Nuclear Non-Proliferation Treaty to which it was a signatory. Tension built to crisis proportions in 1994, but was relieved by a "framework agreement" negotiated by the U.S. and North Korea with the Republic's concurrence. In return for North Korea's dismantling its plutonium reprocessing program, the Republic, Japan and the U.S. agreed to supply North Korea with two modern light-water nuclear power plants. The agreement also called for eventual normalization of U.S.-North Korea relations and North-South negotiations to ease military confrontation. Direct trade between the Republic and North Korea, although still relatively small, has expanded in recent years, along with minor amounts of South Korean investment in the North. Annual direct trading volume totaled US$229 million in 1994 and US$299 million in 1995. In mid-1995, the Republic proposed to North Korea to deliver free rice to improve the climate for a dialogue. This proposal led to an agreement to supply the North with 150,000 tons of rice free of charge without any preconditions. Most disturbing to the Republic, however, North Korea has been unwilling to engage in tension-reducing discussions with the Republic, pressing instead for bilateral talks with the U.S. North Korea's recalcitrance has been intensified by domestic strains, particularly severe food shortages, a declining gross domestic product and a difficult leadership transition after the death of Kim II Sung. Tension between the two Koreas again increased following the September 1996 discovery of a North Korean submarine off the Republic's northeastern coast and the February 1997 defection of Hwang Jang Yop, a Secretary of the North Korean Workers Party who has sought asylum in South Korea.


     The Republic maintains diplomatic relations with most nations of the world. The Republic's strongest ties are with the United States, and include a mutual defense treaty and several agreements designed to promote the Republic's economy. The Republic's relationship with Japan, now its largest trading partner after the United States, is also increasingly important. China is also growing in importance as a trading partner with the Republic.

  Government Organization

     Governmental authority in the Republic is highly centralized and is concentrated in a strong presidency. The Constitution provides for the direct election of the President by popular vote. The President is the chief of state and head of the Republic's government. Under the present Constitution, the term of office of the President is five years and he may not be re-elected. The President has the right to veto new legislation and to take emergency measures in case of natural disaster, serious fiscal or economic crisis, state of war or similar condition. The President is required to notify the National Assembly promptly of any such emergency measures taken and to seek its concurrence, failing which the emergency measures are automatically invalidated.

     Legislative power is vested in the National Assembly. Three-quarters of the members of the National Assembly are elected by popular vote for a term of four years. The remaining seats are distributed proportionately among parties winning five seats or more in the direct election. The National Assembly enacts laws and approves treaties and the national budget. Most legislation is drafted by the executive branch, which then submits bills to the National Assembly for enactment.

THE ECONOMY

  Economic Policy and the Five-Year Plans


     Industry and commerce in the Republic are predominantly privately owned and operated. The Government, however, has been heavily involved in establishing economic policy objectives and implementing such policies with a view toward maintaining national security, encouraging industrial development and improving living standards. Economic, financial and business priorities can be influenced by the Government through its control of business-related approvals and licenses and through the allocation of credit. It is hoped that such Government influence will gradually diminish through deregulation and market self-regulation, in keeping with the Republic's economic liberalization policy.


     The Minister of Finance and Economy is primarily responsible for formulating economic policies, including the Five-Year Economic and Social Development Plans which have guided economic policy since 1962. The Minister of Finance and Economy exercises overall direction of the economy by means of economic policies in cooperation with the various Ministries. The Minister of Finance and Economy also implements fiscal, financial and monetary policies. To encourage particular industries, the Government uses such measures as financial assistance and tax incentives.

     A five-year economic plan prepared by the Kim Young Sam administration covers the years 1993 through early 1998. Included in the plan are proposals to reduce regulations on business activity, reform the financial system, liberalize interest rates, increase emphasis on research and development and add emphasis on the training and upgrading of labor force skills.

     The 30 largest business groups of related companies in terms of total consolidated assets, commonly referred to as "chaebol" -- the four largest of which are Hyundai, Samsung, Daewoo and LG -- are engaged in a wide range of businesses and play a significant role in the Korean economy. Each chaebol company is prohibited from holding shares of companies within its group and outside the group in excess of 25% of its net asset value. Also, each chaebol company was required to reduce the amount of guarantees provided for the benefit of companies within the same group to 200% of its shareholders equity by the end of March 1996. The Bank of Korea limits the total loans by Korean commercial banks to Korean companies that are members of the 10 largest chaebol. Each of the 10 largest chaebol is permitted to select up to three "core" companies (or, in certain cases, up to five such companies) to which those limits would not apply. The Government's policy is to encourage the growth of smaller and medium-sized companies.

     In December 1996, the Government became a member of the Organization for Economic Cooperation and Development.

  Selected Economic Data

     The following table sets forth selected economic data relating to the Republic for the indicated periods.


                                                    1991      1992      1993      1994     1995(3)
                                                   -------   -------   -------   -------   -------
Gross national product at current market prices
  (billion Won)..................................  214,240   238,705   265,518   303,773   348,284
Government budget surplus (billion Won)..........   (1,707)     (689)      235     1,730     1,712
Growth in gross national product at current
  prices (percentage change).....................     20.2      11.4      11.2      14.4      14.7
Growth in real gross national product (percentage
  change)........................................      9.1       5.0       5.8       8.4       8.7
Producer price index (percentage change).........      4.7       2.2       1.5       2.8       4.7
Consumer price index (percentage change).........      9.3       6.2       4.8       6.2       4.5
Wages (percentage change)(1).....................     16.9      15.7      10.9      15.5       9.9
Unemployment rate (percent)......................      2.3       2.4       2.8       2.4       2.0
Industrial production (percentage change)........      9.7       5.9       4.2      11.0      12.1
Exports (billion Dollars)(2).....................     71.9      76.6      82.2      96.0     125.1
Imports (billion Dollars)(2).....................     81.5      81.8      83.8     102.3     135.1
Trade balance (billion Dollars)(2)...............     (9.6)     (5.2)     (1.6)     (6.3)      (10)
Current balance (billion Dollars)................     (8.7)     (4.5)      0.4      (4.5)     (8.9)


---------------
(1) Monthly earnings of regular employees of all manufacturing industries.

(2) Calculated on the basis of customs clearing date.

(3) Preliminary.

Source: Monthly Statistics of Korea, National Statistical Office; Monthly Bulletin, The Bank of Korea.

  Gross National Product

     During the past two decades, the average annual increase in real GNP has been approximately 9.0%. Such increases are attributable in part to Government policies favoring export-led growth and an industrious and well-trained labor force. During this period, the Republic made significant progress toward the transformation of its economy from one characterized by agricultural production and the export of raw materials to that of a modern industrial state.

     In 1990 and 1991, GNP grew at a rate of 9.6% and 9.1%, respectively. In 1992 and 1993, however, GNP grew at a lower growth rate of 5.0% and 5.8%, respectively, as a result of various factors, including the previous administration's policies intended to stabilize growth. In 1994, GNP grew at a rate of 8.4%. In 1995, GNP increased 8.7%. On the demand side, final consumption expenditure increased 7.0%, and gross fixed capital formation recorded a 12.4% increase.

     From 1990 through 1995, real GNP increased at an average annual rate of 7.4%. This high rate of growth was due to rapid growth in the exports of goods and services and in domestic fixed capital formation. The former grew at an average annual rate of 14.8% and the latter at 8.1%. The growth in the volume of exports has been achieved by diversification of geographical markets and a shift in emphasis in the composition of exports from agricultural products, raw materials and textile products to manufactured goods, particularly semiconductors, automobiles, electronic products, ships machinery and steel.

  Prices, Wages and Employment

     Higher wage increases during the period from the late 1980's to the early 1990's put increased inflationary pressure on the economy, resulting in an increase of 8.6% in consumer prices in 1990 and 9.3% in 1991. However, the annual rate of inflation has continued to fall since 1991 due to slower economic growth and prudent economic policy of the Government. The inflation rate stood at 6.2%, 4.8%, 6.2%, 4.5% and 5.0% in 1992, 1993, 1994, 1995 and 1996, respectively.

     The Republic's labor force is one of the economy's principal assets. In the period from 1990 to November 1996, the economically active population of the Republic increased by 16.6% to 21.6 million, while the number of employees increased 17.1% to 21.2 million. The economically active population of those over the age of 15 has remained a fairly stable proportion of the total population over the age of 15 at between 58% and 63% over the past decade. The labor force is well educated, with literacy being almost universal among workers under 50.

     Recent Government initiatives to make it easier for Korean companies to lay off workers and curb wage growth have led to worker unrest, including a major walkout in December 1996 and January 1997.

  Energy

     Korea has no domestic oil or gas production and is heavily dependent on imported oil to meet its energy requirements. The performance of the Korean economy is therefore broadly affected by the price of oil, resulting in high inflation when world oil prices have risen sharply. Any significant long-term increase in the price of oil may increase inflationary pressures in the Korean economy and adversely affect the Republic's balance of trade.

THE FINANCIAL SECTOR


     Korea's commercial banks have a high level of non-performing assets, reflecting in part the high leverage typical of Korean companies and the decline in several Korean industries, notably shipping and overseas construction during the 1980's. The Bank of Korea selectively extends concessional loans (at 3% annual interest) to commercial banks burdened by such non-performing loans. The recent bankruptcy of Hanbo Steel Industry Co. has substantially increased pressure on Korean commercial banks, causing the Government in January 1997 to announce that it would distribute 100 billion Won through the banking sector toward completion of a Hanbo steel mill. Further pressure was placed on Korea's troubled banking sector by the March 1997 bankruptcy of Sammi Steel Co.


     In addition to officially regulated financial institutions described above, there has been an unofficial money market or "curb" market, which consists of individual brokers and professional money lenders who make or arrange loans to business borrowers. The curb market is significantly less important now than it was several years ago. The increase in interest rates on officially regulated markets, the increase in number of lending institutions, and increased price stability, as well as steps taken by the Government, have contributed to the substantial decline of the curb market.

     In August 1993, President Kim Young Sam issued an emergency presidential decree requiring the use of real names in financial transactions. Effective from that date, financial institutions must confirm, whenever they enter into financial transactions with their clients, that those clients are using their real names. By October 12, 1993, all financial assets previously held in accounts registered under names other than those of the actual owners with financial institutions were to be reregistered under the owners' real names.

     In addition, the law to introduce the real-name system for real estate transactions became effective on July 1, 1995. This law is intended to discourage real estate speculation and to prevent property taxes from rising out of control by banning the practice of borrowing names for property registration, thereby avoiding taxes.

MONETARY POLICY

     The Monetary Board, the supreme policy-making arm of the Bank of Korea, has the responsibility for formulating and implementing monetary policy. It also regulates the activities of banking institutions and the Bank of Korea. The Government does, however, exert considerable influence on monetary policy. The Minister of Finance and Economy is empowered to request reconsideration of resolutions adopted by the

Monetary Board and if such a request is rejected by the Monetary Board, the President has the authority to make the final decision.

     Monetary policy is implemented by influencing the reserve positions of banking institutions, principally through changes in the terms and conditions of rediscounts, open market operations and changes in reserve requirement ratios. The Bank of Korea may also set or alter maximum interest rates on deposits and loans and, in periods of extreme monetary expansion, directly control the volume and nature of bank credit. In practice, the Bank of Korea's power to set interest rates and impose direct credit controls has proven to be the most effective means of implementing monetary policy. The Bank of Korea recently has reduced the extent of such direct intervention, in line with the Government's deregulation of interest rates. In November 1994, the Government announced a plan to further reduce the employment of direct intervention as a means of implementing its monetary policy, in order to encourage the liberalization of financial institutions' activities.

     Interest rates of banks and non-bank financial institutions have been largely determined by monetary authorities, bank rates by the Monetary Board and others by the Minister of Finance and Economy. In November 1994, the Government announced a plan for deregulation of interest rates, which accelerates the Government's 1991 plan to reduce the use of direct intervention as a means of implementing monetary policy. In accordance with the 1991 plan, at the end of 1993, all restrictions on interest rates for loans, (other than Bank of Korea-supported policy loans), long-term (not less than two years) deposits, certain short-term money market instruments, short-term (less than two years) corporate and financial debt, monetary stabilization bonds and public bonds were lifted. Pursuant to the 1994 plan, in 1995 interest rates were liberalized for other short-term money market instruments and Bank of Korea-supported policy loans, in 1996 interest rates were liberalized for all deposits other than demand deposits, and beginning in 1997 limitations on interest rates for demand deposits gradually will be lifted.

FOREIGN TRADE AND BALANCE OF PAYMENTS

  Foreign Trade

     Foreign trade is vital to the economy of the Republic, which lacks natural resources and must rely on extensive trading activity as a basis for growth. Virtually all domestic requirements for petroleum, wood and rubber are imported, as are the Republic's requirements for coal and iron ore. In addition, much of the capital equipment that built up Korea's manufacturing base has been imported. The Republic has a very high ratio of exports as a percentage of GNP, and the international economic environment is accordingly of crucial importance to the Republic's economy.


     In 1986, the Republic recorded the first substantial trade surplus on a balance of payments basis in the nation's history at US$4.2 billion. The trade surplus nearly doubled to US$7.7 billion in 1987 and increased to US$11.4 billion in 1988. In 1989, the trade surplus declined to US$4.6 billion, due principally to the decline in export growth. In 1990, 1991 and 1992, the Republic recorded trade deficits of US$2.0 billion, US$7.0 billion and US$2.1 billion, respectively. The balance of trade in 1990, 1991 and 1992 was adversely affected by increases in oil prices that occurred in late 1990 as a result of Persian Gulf crisis, by increased imports of machinery and other capital goods and consumer goods, by the recession in countries constituting important markets for Korean exports, principally the United States, and by increased competition for the Republic's exports in certain markets. In 1993, the Republic recorded a trade surplus of US$1.9 billion due to slow growth in imports of 2.5% compared with 7.3% growth in exports. In 1994, the Republic sustained a US$3.1 billion trade deficit due to rapid growth in imports of 22.4% compared with 15.7% growth in exports.



     In 1995, the Republic sustained a US$4.7 billion trade deficit as exports grew 31.5% over the previous year's level to US$123.2 billion. The strong Japanese yen, which made major Korean export items more price-competitive than comparable Japanese products, and the worldwide economic recovery helped boost export figures. Imports, however, increased 32.1% to US$128.0 billion due to rapid infrastructure investment which required the increased importation of capital goods.



     In 1996, the Republic sustained a US$15.2 billion trade deficit. Exports grew 4.1% over the previous year's level to US$128.3 billion while imports increased 12.2% to US$143.5 billion. The balance of trade was adversely affected by decreases in prices of major export products and increases in imported goods from Japan due to the weak Japanese Yen.


     The following table summarizes the Republic's balance of trade (on a balance of payments basis) from 1990 through 1996.



                                                                             EXPORTS      PERCENTAGE   PERCENTAGE
                                                              BALANCE        AS % OF        CHANGE       CHANGE
                                   EXPORTS      IMPORTS      OF TRADE        IMPORTS       EXPORTS      IMPORTS
                                  ----------   ----------   -----------   -------------   ----------   ----------
                                                             (IN MILLIONS OF DOLLARS)
1991............................     69,582       76,561       (6,980)         90.9%         10.2%        17.6%
1992............................     75,169       77,315       (2,146)         97.2%          8.0%         1.0%
1993............................     80,950       79,090        1,860         102.4%          7.7%         2.3%
1994............................     93,676       96,822       (3,145)         96.8%         15.7%        22.4%
1995............................    123,203      127,949       (4,747)         96.3%         31.5%        32.1%
1996............................    128,250      143,528      (15,278)         89.4%          4.1%        12.2%
Annual Average 91-96............         --           --           --            --          12.7%        14.6%


Source: Monthly Bulletin, The Bank of Korea


     The Republic's largest trading partners are the United States and Japan. In 1996, the United States accounted for approximately 16.7% of Korea's total exports and approximately 22.2% of Korea's total imports, while Japan accounted for approximately 12.2% of Korea's total exports and approximately 20.9% of Korea's total imports. Trade with China has increased in recent years, as diplomatic relations between the two nations have improved, and China accounted for approximately 8.8% of Korea's total exports and approximately 5.7% of Korea's total imports total in 1996.


  Balance of Payments

     The following table sets forth certain information with respect to the Republic's balance of payments for the periods indicated.

                              BALANCE OF PAYMENTS


                                               1991       1992       1993       1994        1995       1996(4)
                                              ------     ------     ------     -------     -------     -------
                                                                  (IN MILLIONS OF DOLLARS)
Current Balance.............................  (8,728)    (4,529)       385      (4,531)     (8,948)    (23,716)
  Trade Balance.............................  (6,980)    (2,146)     1,860      (3,145)     (4,746)    (15,278)
  Exports(1)................................  69,582     75,169     80,950      93,676     123,203     128,250
  Imports(1)................................  76,561     77,315     79,090      96,822     127,949     143,528
  Invisible Trade Balance...................  (1,596)    (2,614)    (1,967)     (1,989)     (3,640)     (7,683)
  Unrequited Transfer (net).................    (152)       232        491         604        (561)       (756)
Long-Term Capital(2)........................   4,186      7,232      8,900       5,862       7,827      11,806
Basic Balance...............................  (4,542)     2,704      9,284       1,331      (1,120)    (11,911)
Short-Term Capital..........................      41      1,110     (2,021)      3,163       5,592       5,423
Errors and Omissions........................     760      1,084       (721)     (1,672)     (1,437)        750
Overall Balance.............................  (3,741)     4,898      6,542       2,822       3,034      (5,737)
Financial Account(3)........................   3,741     (4,898)    (6,542)     (2,822)     (3,034)      5,737
  Liabilities...............................   8,430      1,947        674       8,116      14,898      16,812
  Assets....................................  (4,689)    (6,845)    (7,216)    (10,938)    (17,933)    (11,075)


---------------
(1) The entries are derived from trade statistics and valued on an FOB basis.

(2) The distinction between long-term and short-term capital is based on the original maturity of one year.

(3) Includes borrowings from the International Monetary Fund, syndicated bank loans and short-term finance from foreign commercial banks.


(4) Preliminary.


Source: Monthly Bulletin, The Bank of Korea.

  Public Finance

     The Minister of Finance and Economy is responsible for the preparation of the national budget. The Republic's fiscal year commences on January 1, and the budget must be submitted to the National Assembly for its approval prior to the commencement of the fiscal year.

     The fiscal budget of the Government consists of a General Account and Special Accounts. Revenues in the General Account include national taxes, stamp duties and profits from government monopolies. Expenditures include those for general administration, national defense, community service, education, health, social security services, certain annuities and pensions, and local finance which comprises the transfer of tax revenues to local governments.

     Special Accounts are set up to aggregate the accounts of certain functions of the Government to achieve more effective budgetary control and administration. They include Government activities of a business nature, such as communications, grain administration and government procurement.

     The following table sets out Government revenues and expenditures, excluding Special Accounts, for the periods indicated:

                        CONSOLIDATED CENTRAL GOVERNMENT
                           REVENUES AND EXPENDITURES

                                             1991       1992       1993       1994      1995(P)      1996(1)
                                            ------     ------     ------     ------     -------     ----------
                                                                   (IN BILLIONS OF WON)
Revenues
  Internal Taxes..........................  24,030     30,099     34,178     38,462     44,387        33,815
  Customs Duties..........................   3,435      3,153      2,886      3,449      4,633         3,498
  Defense Surtax..........................   1,463        330        269         80         65             7
  Traffic Tax.............................      --         --         --      2,449      3,372         3,207
  Education Surtax........................     816        943        999      1,205      1,449         1,215
  Monopoly Profits........................      --         --         --         --         --            --
  Special Agricultural and Fishery Tax....      --         --         --        186        983           910
  Government Enterprise Receipts..........     810      1,042        902      1,079      1,407         1,133
  Other...................................   8,775     10,699     13,894      7,601     20,622        14,449
                                            ------     ------     ------     ------     ------        ------
         Total............................  39,329     46,267     53,128     54,510     76,917        58,235
                                            ======     ======     ======     ======     ======        ======
Expenditures
  General Expenses........................  22,320     23,683     26,951     31,118     38,292        25,790
  National Defense........................   8,012      8,771      9,308     10,056     11,051         8,305
  Fixed Capital Formation.................   2,049      2,821      2,889      2,547      4,045         2,911
  Other...................................   8,617     11,686     13,721      9,053     21,860        13,506
                                            ------     ------     ------     ------     ------        ------
         Total............................  40,997     46,960     52,870     52,774     75,247        50,513
                                            ======     ======     ======     ======     ======        ======
Net Lending...............................      38         (5)        23          6        (42)           78
Budget Surplus............................  (1,707)      (689)       235      1,730      1,712         7,645

---------------
(P) Preliminary.

(1) January 1, 1996 through August 31, 1996

Source: Monthly Bulletin, The Bank of Korea.

  External Debt

     Rapid development in the Republic's economy has in the past necessitated large foreign borrowings. In 1985, with total external debt of $46.8 billion, the Republic was the world's fourth largest debtor. Since then, however, such external debt was reduced to US$29.4 billion as of December 31, 1989 as a result of substantial current account surpluses following 1986. Such external debt rose to US$39.1 billion, US$42.8 billion, US$43.9 billion and US$56.9 billion as of December 1991, 1992, 1993 and 1994, respectively, as a result of current account deficits in each of these years except for 1993, in which case the increase of the external debt over the previous year was due to a deficit in short-term capital balance. The net external debt, which takes into account external debt and assets at the same time, however, has decreased due to increased holdings of external assets as foreign investment has increased.


FOREIGN EXCHANGE


     Beginning in March 1990, exchange rates for the Won have been closely linked to the rates calculated by averaging the daily exchange rates used for interbank transactions settled through the Korea Telecommunications and Clearings Institute (the "KTCI"), weighted by trading volume. This rate is known as the market average exchange rate and is published daily by the KTCI. The Government has enlarged the scope of the discretionary power of foreign exchange banks to determine their own exchange rates with reference to the market average exchange rate. The Government announced in 1995 that it would decide whether to introduce a free-floating exchange rate system during 1996 and 1997 after considering trends in the international monetary system.

     The following table shows market average exchange rates at the dates indicated below.

                                                                            EXCHANGE RATE
                                                                         -------------------
                                                                         (IN WON PER DOLLAR)
    June 30, 1991........................................................        723.1
    September 30, 1991...................................................        741.5
    December 31, 1991....................................................        760.8
    March 31, 1992.......................................................        775.1
    June 30, 1992........................................................        790.2
    September 30, 1992...................................................        786.6
    December 31, 1992....................................................        788.4
    March 31, 1993.......................................................        794.0
    June 30, 1993........................................................        803.7
    September 30, 1993...................................................        808.8
    December 31, 1993....................................................        808.1
    March 31, 1994.......................................................        806.5
    June 30, 1994........................................................        805.5
    September 30, 1994...................................................        798.9
    December 31, 1994....................................................        788.7
    March 31, 1995.......................................................        771.5
    June 30, 1995........................................................        758.1
    September 30, 1995...................................................        768.4
    December 31, 1995....................................................        774.7
    March 31, 1996.......................................................        782.7
    June 30, 1996........................................................        810.6
    September 30, 1996...................................................        821.2
    December 31, 1996....................................................        844.2

---------------
Source: International Financial Statistics, International Monetary Fund; Monthly
        Bulletin, The Bank of Korea.

                                                                      APPENDIX B

                       [Form of Subscription Certificate]

                              THE KOREA FUND, INC.


EXPIRATION DATE: APRIL 18, 1997

THIS SUBSCRIPTION CERTIFICATE MAY BE USED TO
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STOCK, $0.01 PAR VALUE, OF THE KOREA
FUND, INC. (THE "FUND") SHOWN ABOVE,
IN THE RATIO OF ONE SHARE OF COMMON
STOCK FOR EACH THREE RIGHTS, PURSUANT
TO THE PRIMARY SUBSCRIPTION AND UPON
THE TERMS AND CONDITIONS AND AT THE
PRICE FOR EACH SHARE OF COMMON STOCK
SPECIFIED IN THE PROSPECTUS DATED
            , 1997 RELATING THERETO.


DATE:                , 1997

I,2

                                            COUNTERSIGNED: STATE STREET BANK &
                                                              TRUST COMPANY
                                                   (BOSTON, MASSACHUSETTS)
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                                          SUBSCRIPTION CERTIFICATE REPRESENTING
                                          THE BALANCE OF THE UNEXERCISED RIGHTS,
                                          PROVIDED THAT THE SUBSCRIPTION AGENT
                                          HAS RECEIVED YOUR SUBSCRIPTION
                                          CERTIFICATE AND PAYMENT PRIOR TO 5:00
                                          P.M., NEW YORK CITY TIME, ON         ,
                                          1997. NO NEW SUBSCRIPTION CERTIFICATE
                                          WILL BE ISSUED AFTER SUCH DATE.
                                                IMPORTANT:  COMPLETE APPROPRIATE
                                          FORM ON REVERSE.

                                                 THE KOREA FUND, INC.

                                                    CHAIRMAN OF THE BOARD

                   PLEASE FILL IN ALL APPLICABLE INFORMATION


                                                 EXPIRATION DATE: APRIL 18, 1997

TO:        STATE STREET BANK AND TRUST COMPANY
       ATTENTION: CORPORATE REORGANIZATION DEPARTMENT


                        By Mail:                                             By Facsimile:
                     P.O. Box 9061                                          (617) 794-6333,
                 Boston, MA 02205-8686                  With the original Subscription Certificate to be sent by
                                                         mail, hand or overnight courier. Confirm facsimile by
                                                                      telephone to (617) 794-6388
                 By Overnight Courier:                                          By Hand:
           State Street Bank & Trust Company                 Securities Transfer & Reporting Services Inc.
                Corporate Reorganization                                  c/o Boston EquiServe
                  c/o Boston EquiServe                                   55 Broadway 23rd Floor
                   70 Campanelli Dr.                                    New York, New York 10006
                   Braintree MA 02184
A.          PRIMARY SUBSCRIPTION                        /3 =                    X                     =  $              (1)
                                      -----------------       ----------------     -----------------     ------------
                                           (RIGHTS            (NO. OF SHARES)        (SUBSCRIPTION
                                         EXERCISED)                                     PRICE)
B.          OVER-SUBSCRIPTION                                                   X                     =  $              (2)
            PRIVILEGE                                         ----------------     -----------------     ------------
                                                              (NO. OF SHARES)        (SUBSCRIPTION
                                                                                        PRICE)
C.          AMOUNT OF CHECK ENCLOSED                                                                  =  $
            (OR AMOUNT IN NOTICE OF                                                                      ------------
            GUARANTEED DELIVERY),
            PAYABLE TO THE KOREA FUND,
            INC.
D.          SELL ANY REMAINING RIGHTS        [ ]
E.          SELL ALL OF MY RIGHTS            [ ]
            (1)    IF YOU FULLY EXERCISE YOUR RIGHTS, THE SUBSCRIPTION AGENT WILL REQUEST THAT THE
                   DEALER MANAGER ATTEMPT TO SELL ANY RIGHTS YOU ARE UNABLE TO EXERCISE BECAUSE SUCH
                   RIGHTS REPRESENT THE RIGHT TO SUBSCRIBE FOR LESS THAN ONE SHARE.
            (2)    THE OVER-SUBSCRIPTION PRIVILEGE CAN BE EXERCISED ONLY BY A RECORD DATE
                   SHAREHOLDER, AS DESCRIBED IN THE PROSPECTUS, AND ONLY IF THE RIGHTS ISSUED TO HIM
                   ARE EXERCISED TO THE FULLEST EXTENT POSSIBLE.
F.          NAME OF SOLICITING DEALER:                    [ ]    SMITH BARNEY INC.
                                                              [ ]    OTHER:


--------------------------------------------------------------------------------

SECTION 1.  TO SUBSCRIBE:   I HEREBY IRREVOCABLY SUBSCRIBE FOR THE FACE AMOUNT
OF COMMON STOCK INDICATED AS THE TOTAL OF A AND B HEREON UPON THE TERMS AND CONDITIONS SPECIFIED IN THE PROSPECTUS RELATED HERETO, RECEIPT OF WHICH IS ACKNOWLEDGED. I HEREBY AGREE THAT IF I FAIL TO PAY FOR THE SHARES OF COMMON STOCK FOR WHICH I HAVE SUBSCRIBED, THE FUND MAY EXERCISE ANY OF THE REMEDIES SET FORTH IN THE PROSPECTUS.

      TO SELL: IF I HAVE CHECKED EITHER THE BOX ON LINE D OR THE BOX ON LINE E, I AUTHORIZE THE SALE OF RIGHTS BY THE DEALER MANAGER ACCORDING TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SIGNATURE OF SUBSCRIBER(S)

--------------------------------------------------------------------------------
ADDRESS FOR DELIVERY OF SHARES

IF PERMANENT CHANGE OF ADDRESS, CHECK HERE  [ ]

PLEASE GIVE YOUR TELEPHONE NUMBER (      )
------------------------------

TAX I.D. NUMBER OR SOCIAL SECURITY NUMBER:
--------------------------------------------------------------------
--------------------------------------------------------------------------------

SECTION 2. TO TRANSFER RIGHTS (EXCEPT PURSUANT TO D AND E ABOVE). FOR VALUE RECEIVED, _____ OF THE RIGHTS REPRESENTED BY THE SUBSCRIPTION CERTIFICATE ARE ASSIGNED TO:

-------------------------------------------------------
             (PRINT FULL NAME OF ASSIGNEE)

-------------------------------------------------------
                 (PRINT FULL ADDRESS)

-------------------------------------------------------
              SIGNATURE(S) OF ASSIGNOR(S)

IMPORTANT:    THE SIGNATURE(S) MUST CORRESPOND IN EVERY PARTICULAR, WITHOUT
              ALTERATION, WITH THE NAME(S) AS PRINTED ON YOUR SUBSCRIPTION
              CERTIFICATE.

YOUR SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WHICH IS A PARTICIPANT IN A RECOGNIZED SECURITIES GUARANTEE PROGRAM.

SIGNATURE        -----------------------------------------------------------------
GUARANTEED                            (NAME OF BANK OR FIRM)
BY               -----------------------------------------------------------------
                                 (SIGNATURE OF OFFICER AND TITLE)

    PROCEEDS FROM THE SALE OF RIGHTS MAY BE SUBJECT TO WITHHOLDING OF U.S. TAXES UNLESS THE SELLER'S CERTIFIED U.S. TAXPAYER IDENTIFICATION NUMBER (OR CERTIFICATE REGARDING FOREIGN STATUS) IS ON FILE WITH THE SUBSCRIPTION AGENT AND THE SELLER IS NOT OTHERWISE SUBJECT TO U.S. BACKUP WITHHOLDING.

                                                                      APPENDIX C

                    [FORM OF NOTICE OF GUARANTEED DELIVERY]

               NOTICE OF GUARANTEED DELIVERY FOR SHARES OF COMMON
                         STOCK OF THE KOREA FUND, INC.
                 SUBSCRIBED FOR UNDER THE PRIMARY SUBSCRIPTION
                      AND THE OVER-SUBSCRIPTION PRIVILEGE

     As set forth in the Prospectus under "The Offer -- Payment for Shares," this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all Shares of the Fund's Common Stock. Such form may be delivered by hand or sent by facsimile transmission, or overnight courier or mail to the Subscription Agent.

                           The Subscription Agent is:

                      STATE STREET BANK AND TRUST COMPANY
                 Attention: Corporate Reorganization Department

                   By Mail:                                   By Facsimile:
                P.O. Box 9061                                (617) 774-4519,
            Boston, MA 02205-8686             with the original Subscription Certificate to
                                               be sent by mail, hand or overnight courier.
                                                 Confirm facsimile by telephone to (617)
                                                                 774-4511
        By Overnight Courier:                                     By Hand:
          500 Victory Road                  225 Franklin                           61 Broadway
                MB 2                           Street              or            Concourse Level
             Marina Bay                   Concourse Level                      New York, NY 10006
       North Quincy, MA 02171             Boston, MA 02110

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A TELECOPY FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.


     The New York Stock Exchange member firm or bank or trust company which completes this form must communicate the guarantee and the number of Shares subscribed for (under both the Primary Subscription and the Over-Subscription Privilege) to the Subscription Agent, and must deliver this Notice of Guaranteed Delivery of Payment, guaranteeing delivery of (a) payment in full for all subscribed Shares and (b) a properly completed and signed copy of the Subscription Certificate to the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (April 18, 1997 unless extended). Failure to do so will result in a forfeiture of the Rights.

                                   GUARANTEE


     The undersigned, a member firm of the New York Stock Exchange or a bank or trust company having an office or correspondent in the United States, guarantees delivery to the Subscription Agent by the close of business (5:00 p.m., New York City time) on the third Business Day after the Expiration Date (April 18, 1997, unless extended), of (a) a properly completed and executed Subscription Certificate, and (b) payment of the full Subscription Price for Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, as subscription for such Shares is indicated herein or in the Subscription Certificate.


                                        BROKER ASSIGNED CONTROL #

                              THE KOREA FUND, INC.


1.    Primary             Number of Rights to be          Number of Shares on Primary     Payment to be made in
      Subscription        exercised                       Subscription requested for      connection with Primary
                                                          which you are guaranteeing      Subscription
                                                          delivery of Rights and payment
                          ----------------------- Rights  ----------------------- Shares  $ ----------------------------
                                                          (Rights / 3)

2.    Over-Subscription                                   Number of Shares on Over-       Payment to be made in
      Privilege                                           Subscription Privilege          connection with
                                                          requested for which you are     Over-Subscription Privilege
                                                          guaranteeing payment
                                                          ----------------------- Shares  $ ----------------------------

3.    Totals              Total number of Rights to be                                    $ ----------------------------
                          delivered                                                       Total Payment
                          ----------------------- Rights


Method of delivery (circle one)

A.  Through DTC

B.  Direct to State Street Bank and Trust Company, as Subscription Agent.


     Please assign a unique control number for each guarantee submitted. This number needs to be referenced on any direct delivery of Rights or any delivery through DTC. In addition, please note that if you are guaranteeing for Over-Subscription Privilege Shares and are a DTC participant, you must also execute and forward to State Street Bank and Trust Company a DTC Participant Over-Subscription Form.


-------------------------------------------      -------------------------------------------
Name of Firm                                     Authorized Signature
-------------------------------------------      -------------------------------------------
DTC Participant Number                           Title
-------------------------------------------      -------------------------------------------
Address                                          Name (Please Type or Print)
-------------------------------------------      -------------------------------------------
Zip Code                                         Phone Number
-------------------------------------------      -------------------------------------------
Contact Name                                     Date

                                                                      APPENDIX D

                [FORM OF DTC PARTICIPANT OVER-SUBSCRIPTION FORM]

                              THE KOREA FUND, INC.
                                RIGHTS OFFERING

                     DTC PARTICIPANT OVER-SUBSCRIPTION FORM

THIS FORM IS TO BE USED ONLY BY THE DEPOSITORY TRUST COMPANY PARTICIPANTS TO EXERCISE THE OVER-SUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH RESPECT TO WHICH THE PRIMARY SUBSCRIPTION PRIVILEGE WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF THE DEPOSITORY TRUST COMPANY. ALL OTHER EXERCISES OF OVER-SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION CERTIFICATES.
                            ------------------------

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE FUND'S
PROSPECTUS DATED             , 1997 (THE "PROSPECTUS") AND ARE INCORPORATED
HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE FUND'S INFORMATION AGENT.
                            ------------------------


VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK TIME, ON APRIL 18, 1997 UNLESS EXTENDED BY THE FUND (THE "EXPIRATION DATE").

                            ------------------------

     1. The undersigned hereby certifies to the Fund and the Subscription Agent that it is a participant in The Depository Trust Company ("DTC") and that it has either (i) exercised the Primary Subscription in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the DTC account of the Subscription Agent or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Primary Subscription and will deliver the Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such DTC account of the Subscription Agent. The undersigned hereby certifies to the Fund and the
Subscription Agent that it owned           Shares of Common Stock on the Record
Date.

     2. The undersigned hereby exercises the Over-Subscription Privilege to
purchase, to the extent available,           shares of Common Stock and
certifies to the Fund and the Subscription Agent that such Over-Subscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all Primary Subscription Rights have been exercised.

     3. The undersigned understands that payment of the Subscription Price of
$          per share for each share of Common Stock subscribed for pursuant to the Over-Subscription Privilege must be received by the Subscription Agent at or before 5:00 p.m. New York City time on the Expiration Date (unless such date is extended by the Fund) and represents that such payment, in the aggregate amount
of $          either (check appropriate box):

     [ ] has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above (Broker-Assigned
         Control #          );

     [ ] is being delivered to the Subscription Agent herewith; or

     [ ] had been delivered separately to the Subscription Agent.

     4. The undersigned understands that in the event it is not allocated the full amount of Shares oversubscribed for above, any excess payment to be refunded by the Fund will be mailed to it by the Subscription Agent as provided in the Prospectus.

--------------------------------------
  Primary Subscription Confirmation
                Number

--------------------------------------
        DTC Participant Number

--------------------------------------
       Name of DTC Participant

By:
--------------------------------------
    Name:
    Title:

Contact Name:
--------------------------------------

Phone Number:
--------------------------------------------------------------------------------

Dated:
--------------------------------------,
1997

     PLEASE ATTACH A BENEFICIAL OWNER LISTING CONTAINING THE RECORD DATE POSITION OF PRIMARY RIGHTS OWNED, THE NUMBER OF PRIMARY SHARES SUBSCRIBED AND THE NUMBER OF OVERSUBSCRIPTION SHARES, IF APPLICABLE, REQUESTED BY EACH SUCH OWNER.

[LOGO]The Korea Fund, Inc.
Investment Portfolio as of June 30, 1996

==========================================================================================================
                                  Principal                                                        Market
                                  Amount(e)                                                       Value($)
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.3%

                              U.S. $1,812,000    Repurchase Agreement with Donaldson, Lufkin &
                                                 Jenrette dated 6/28/96 at 5.45%, to be
                                                 repurchased at $1,812,823 on 7/1/96,
                                                 collateralized by a $1,817,000 U.S. Treasury
                                                 Note, 6.125%, 5/15/98 (Cost $1,812,000) .....   1,812,000
                                                                                                ----------
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS 2.2%

METALS & MINERALS
                              10,000,000,000     Korea Tungsten Exchange Bond, Zero Coupon
                                                 with 36.03% bonus interest at maturity,
                                                 11/11/98 (c)(f) (Cost $13,852,941) ..........  13,120,027
                                                                                                ----------
----------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 6.4%

CONSUMER STAPLES 1.8%

  Alcohol & Tobacco 0.7%       3,000,000,000     Jinro Ltd., 2% with 14.36% bonus interest at
                                                 maturity, 9/30/98 (Leading producer of Soju,
                                                 a distilled spirit) (c)(f) ..................    3,987,242
                                                                                                 ----------
  Food & Beverage 0.5%           800,000,000     Crown Confectionery Co., 3% with 16.28% bonus
                                                 interest at maturity, 12/31/97 (Major producer.  1,008,289 of snacks) (c)(f)
                               2,000,000,000     Haitai Confectionery Co., 1% with 12.69% bonus
                                                 interest at maturity, 6/30/98 (Major producer
                                                 of snacks) (c)(f) ............................   2,256,888
                                                                                                  ---------
                                                                                                  3,265,177
                                                                                                  ---------
  Textiles 0.6%            U.S.$   1,000,000     Kolon Industries, Inc., 0.25%, 12/31/04 (Leading
                                                 manufacturer of nylon, polyester yarn
                                                 and fabrics) ...................................   507,500
                               2,400,000,000     Kukje Corp., 12% with 4.62% bonus interest at
                                                 maturity, 12/31/97 (Shoe manufacturer) (c)(f) .. 3,085,109
                                                                                                 ----------
                                                                                                  3,592,609
                                                                                                 ----------
HEALTH 0.7%
  Pharmaceuticals              3,000,000,000    Korea Green Cross Corp., 1% with 11.88% bonus
                                                interest at maturity, 12/31/97 (Leading
                                                ethical drug  producer) (c)(f) .................  3,545,833
                                                                                                 ----------
                                 400,000,000    Yuhan Corp., 5.5% with 25.41% bonus interest at
                                                maturity, 12/31/97 (Pharmaceutical
                                                company) (c)(f) .................................   558,481
                                                                                                 ----------
                                                                                                  4,104,314
                                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

[LOGO]The Korea Fund, Inc.


===========================================================================================================
                            Principal                                                               Market
                             Amount(e)                                                             Value($)
-----------------------------------------------------------------------------------------------------------
MANUFACTURING 0.8%
  Containers & Paper      4,000,000,000   Hansol Paper Manufacturing Co., Ltd., 3% with
                                            28.24% bonus interest at maturity, 12/31/99
                                            (Korea's largest paper manufacturer) (c)(f) .......   4,688,666
                                                                                                 ----------
ENERGY 1.0%
Oil & Gas Production      2,000,000,000   Yukong, Ltd., 2% with 8.15% bonus interest at
                                            maturity, 12/31/97 (Korea's largest oil
                                            refiner) (c)(f) ...................................   2,318,739
                          3,000,000,000   Yukong, Ltd., 1% with 13.92% bonus interest at
                                            maturity, 12/31/98 (c)(f) .........................   3,263,747
                                                                                                 ----------
                                                                                                  5,582,486
                                                                                                 ----------
METALS & MINERALS 0.4%
Steel & Metals            1,000,000,000   Kangwon Industry, 6% with 19.52% bonus interest
                                            at maturity, 6/30/97 (Steel company) (c)(f) .......   1,414,095

                            500,000,000   Sammi Steel, 4% with 20.57% bonus interest at
                                            maturity, 12/31/97
                                            (Specialty steel company) (c)(f) ..................     660,673
                                                                                                 ----------
                                                                                                  2,074,768
                                                                                                 ----------
CONSTRUCTION 0.2%
Miscellaneous             1,000,000,000   Sungwon Construction, 5% with 21.11% bonus
                                            interest at maturity, 12/31/97
                                            (Construction company) (c)(f) .....................   1,343,259
                                                                                                 ----------
UTILITIES 1.5%
Electric Utilities        5,000,000,000   Korea Electric Power Co., 1% with 9.98% bonus
                                            interest at maturity, 12/31/97
                                            (Electric utility) (c)(f) .........................   5,815,125

                          2,300,000,000   Korea Electric Power Co., Zero Coupon with 30.5%
                                            bonus interest at maturity, 12/31/98 (c)(f) .......   2,775,824
                                                                                                 ----------
                                                                                                  8,590,949
                                                                                                 ----------
                                          TOTAL CONVERTIBLE BONDS (Cost $41,504,920) ..........  37,229,470
                                                                                                 ----------
-----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 3.4%            Shares
                                 ------
CONSUMER DISCRETIONARY 0.1%
  Apparel & Shoes                10,700   BYC (Leading maker of under garments) (c) ...........     567,184
                                                                                                 ----------
CONSUMER STAPLES 0.7%
  Alcohol & Tobacco 0.1%          5,800   Jinro, Ltd. .........................................      53,982
                                 46,165   Oriental Brewery Co., Ltd.
                                            (Korea's largest brewery) (g) .....................     682,914
                                                                                                 ----------
                                                                                                    736,896
                                                                                                 ----------




    The accompanying notes are an integral part of the financial statements.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------

  Food & Beverage 0.3%           70,690   Cheil Food and Chemical Co., Ltd. (Korea's
                                             leading sugar refiner and major integrated
                                             food processor) ..................................   1,838,707
                                                                                                 ----------
  Package Goods/Cosmetics 0.1%   56,070   Pacific Corp. (Leading cosmetics producer) ..........     435,455
                                                                                                 ----------
  Textiles 0.2%                 133,230   Kolon Industries, Inc. ..............................   1,220,290
                                 38,165   Kolon Industries, Inc. Rights (c)(g) ................     159,962
                                                                                                 ----------
                                                                                                  1,380,252
                                                                                                 ----------
HEALTH 0.1%
  Pharmaceuticals                 6,700   Korea Green Cross Corp. .............................     260,170
                                  4,700   Shin Poong Pharmaceutical Co., Ltd.
                                            (Specialized drug producer) (c) ...................      77,638
                                                                                                 ----------
                                                                                                    337,808
                                                                                                 ----------
FINANCIAL 1.0%
  Insurance 0.5%                  6,175   Samsung Fire & Marine Insurance Co.
                                            (Insurance company) (d) ...........................   2,428,285
                                                                                                 ----------
  Other Financial
  Companies 0.5%                 87,310   Shin Young Securities (Securities company) ..........     870,732
                                252,000   Ssangyong Investment & Securities
                                             (Securities company) .............................   2,336,095
                                                                                                 ----------
                                                                                                  3,206,827
                                                                                                 ----------
DURABLES 0.4%
  Automobiles 0.3%               99,130   Mando Machinery Corp.
                                             (Major auto parts manufacturer) ..................   1,906,346
                                                                                                 ----------
  Tires 0.1%                     74,650   Korea Kumho Co. (Korea's largest
                                             tire manufacturer) (g) ...........................     346,011
                                                                                                 ----------
MANUFACTURING 0.2%
  Chemicals                       3,700   Han Wha Corp., Ltd. (Leading producer of
                                             explosives and chemicals) ........................      28,279
                                 70,475   Oriental Chemical Industries Co., Ltd.
                                             (Manufacturer of specialty chemicals) ............   1,033,842
                                                                                                 ----------
                                                                                                  1,062,121
                                                                                                 ----------
TECHNOLOGY 0.4%
  Electronic Components/
  Distributors                    9,918   Samsung Display Devices (Leading manufacturer
                                             of CRT and picture tubes) ........................     402,246
                                 37,039   Samsung Electronics Co., Ltd. (Major electronics
                                              manufacturer) (d) ...............................   1,602,466
                                 11,162   Samsung Electronics Co., Ltd. (New) (b)(d)(g) .......     449,053
                                                                                                 ----------
                                                                                                  2,453,765
                                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------

ENERGY 0.0%
  Oil Companies                   1,174   Ssangyong Oil Refining Co.
                                            (Major oil refiner)(c) ............................      12,385
                                                                                                 ----------
CONSTRUCTION 0.5%
  Building Materials 0.2%        50,000   Ssangyong Cement Industrial Co., Ltd.
                                            (Major cement producer) ...........................     607,125
                                 27,000   Sung Shin Cement Co., Ltd.
                                            (Major cement company) ............................     352,811
                                                                                                 ----------
                                                                                                    959,936
                                                                                                 ----------
  Miscellaneous 0.3%             95,000   Hyundai Engineering & Construction Co.
                                            (Leading general contractor) ......................   2,049,433
                                                                                                 ----------
TRANSPORTATION 0.0%
  Airlines                       20,520   Korean Airlines Co., Ltd. (Airline) .................     252,959
                                                                                                 ----------
                                          TOTAL PREFERRED STOCKS (Cost $21,382,560) ...........  19,974,370
                                                                                                 ----------
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS 87.7%
CONSUMER DISCRETIONARY 4.0%
  Apparel & Shoes 0.5%           52,083   Shin Won (Major apparel manufacturer) ...............   1,592,281
                                 30,000   Ssang Bang Wool Co.
                                             (Leading underwear manufacturer) .................   1,427,515
                                                                                                 ----------
                                                                                                  3,019,796
                                                                                                 ----------
  Department & Chain
  Stores 3.3%                   182,591   Hwa Sung Industries (Department store) ..............   4,794,364
                                152,443   Shinsegae (Major department store chain) ............  10,335,756
                                 16,571   Shinsegae (New) (b)(g) ..............................   1,031,602
                                174,599   Taegu Department Store (Department store) ...........   3,379,197
                                                                                                 ----------
                                                                                                 19,540,919
                                                                                                 ----------
  Hotels & Casinos 0.2%         100,000   Hotel Shilla Co. (Luxury hotel and resort
                                             operator) ........................................   1,183,432
                                                                                                 ----------
CONSUMER STAPLES 3.5%
  Alcohol & Tobacco 0.1%         19,000   Jinro, Ltd. .........................................     405,202
                                  6,009   Jinro, Ltd. (New) (b)(g) ............................     120,002
                                                                                                 ----------
                                                                                                    525,204
                                                                                                 ----------
  Food & Beverage 2.5%          123,854   Cheil Food and Chemical Co., Ltd. ...................   8,092,039
                                120,000   Dongwon Industries Company (Leading deep-sea
                                             fishing and processing company) ..................   2,337,278
                                 32,271   Nhong Shim Co. (Manufacturer of instant noodles
                                             and snacks) ......................................   1,209,367
                                 48,000   Pulmuone Co., Ltd. (Food producer) ..................   2,633,136
                                                                                                 ----------
                                                                                                 14,271,820
                                                                                                 ----------


    The accompanying notes are an integral part of the financial statements.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------

  Textiles 0.9%                  20,356   Cheil Industries (Leading woolen yarn and
                                             fabric manufacturer) .............................     356,330
                                 30,000   Choongnam Spinning Co., Ltd. (Korea's leading
                                             manufacturer of cotton yarn) (g) .................     447,485
                                 33,500   Hankook Synthetics (Textile manufacturer) (g) .......   2,155,695
                                  6,700   Hankook Synthetics Rights (c)(g) ....................      60,293
                                  3,040   Taekwang Industrial Co., Ltd.
                                             (Major producer of acrylic fiber) ................   1,723,866
                                 29,600   Tongyang Nylon (Korea's largest producer
                                              of nylon filament yarn) .........................     773,570
                                                                                                 ----------
                                                                                                  5,517,239
                                                                                                 ----------
HEALTH 3.2%
  Pharmaceuticals                72,632   Chong Kun Dang Co., Ltd.
                                             (Pharmaceutical company) .........................   2,954,690
                                 11,011   Daewoong Pharmaceutical Co.
                                             (Pharmaceutical company) .........................     471,008
                                159,500   Dong-A Pharmaceutical (Pharmaceutical company) ......   4,089,744
                                 11,068   Korea Green Cross Corp. .............................   1,185,662
                                126,621   Yuhan Corporation ...................................   7,648,458
                                 27,565   Yuhan Corporation (New) (Common 1) (b)(g) ...........   1,444,172
                                 15,418   Yuhan Corporation (New) (Common 2) (b)(g) ...........     802,071
                                                                                                 ----------
                                                                                                 18,595,805
                                                                                                 ----------
COMMUNICATIONS 21.2%
  Cellular Telephone            100,702   Korea Mobile Telecom
                                            (Mobile telecommunication company) (d) ............ 123,940,923
                                                                                                 ----------
FINANCIAL 19.3%
  Banks 7.4%                    260,650   Cheju Bank (Regional bank) ..........................   3,309,535
                                  3,381   Daegu Bank (Regional bank) (New) (b) ................      47,097
                                134,691   Kookmin Bank (Major commercial bank) ................   2,490,588
                                428,454   Korea Exchange Bank (Major commercial bank) .........   4,912,010
                                200,000   Korea First Bank (Major commercial bank) (g) ........   1,651,874
                                385,000   Korea Housing Bank
                                            (Major commercial bank) (New) (b) .................   8,970,044
                                584,315   Korea Long Term Credit Bank
                                            (Major commercial bank) ...........................  15,126,498
                                365,585   Shin Han Bank (Major commercial bank) ...............   6,669,943
                                                                                                 ----------
                                                                                                 43,177,589
                                                                                                 ----------
  Insurance 10.4%                45,356   Daehan Fire & Marine Insurance Co., Ltd.
                                            (Insurance company) ...............................   1,889,833
                                 44,656   Hyundai Fire and Marine Insurance
                                            (Insurance company) ...............................   3,082,761




    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------

                                 49,912   LG Insurance Co. (Insurance company) ................   5,076,114
                                 68,967   Samsung Fire & Marine Insurance Co. (d) .............  50,657,418
                                                                                                 ----------
                                                                                                 60,706,126
                                                                                                 ----------
  Other Financial
  Companies 1.5%                 14,638   Boo Kook Securities (Securities company) ............     180,449
                                178,224   Hyundai Securities (Securities company) (g) .........   4,130,438
                                 14,578   Hyundai Securities Rights (c) (g) ...................      55,710
                                 50,000   LG Securities Co., Ltd.
                                             (Securities company) (g) .........................     899,901
                                145,000   Shinyoung Securities (Securities company) ...........   3,038,708
                                 27,081   Ssangyong Investment & Securities Co.
                                             (Securities company) .............................     487,405
                                                                                                 ----------
                                                                                                  8,792,611
                                                                                                 ----------
SERVICE INDUSTRIES 1.2%
  Miscellaneous Commercial
  Services                      243,132   Samsung Co., Ltd. (Trading company) .................   5,185,138
                                 44,589   Samsung Co., Ltd. (New) (b)(c)(g) ...................     874,094
                                 45,003   Sunkyong Ltd. (Trading company) .....................     926,467
                                                                                                 ----------
                                                                                                  6,985,699
                                                                                                 ----------
DURABLES 7.2%
  Automobiles 5.1%              116,209   Hyundai Motor Co., Ltd.
                                             (Korea's largest auto manufacturer) ..............   4,383,624
                                423,380   Hyundai Motor Services Co., Ltd.
                                             (Auto parts and services) ........................  14,926,859
                                113,341   Mando Machinery Corp.
                                             (Major auto parts manufacturer) ..................   5,588,808
                                 35,000   Samlip Industries (Auto parts manufacturer) .........   1,208,087
                                 90,000   Yoosung Enterprise (Leading manufacturer of
                                              engine parts) ...................................   3,827,663
                                                                                                 ----------
                                                                                                 29,935,041
                                                                                                 ----------
  Leasing Companies 0.3%         93,000   Korea Development Leasing Co.
                                             (Largest leasing company in Korea) ...............   2,120,932
                                                                                                 ----------
  Telecommunications
  Equipment 0.1%                  5,050   LG Information & Communication (Electronic
                                             telephone manufacturer) (New) (b)(c)(g) ..........     539,450
                                                                                                 ----------
  Tires 1.7%                    163,416   Hankook Tire Manufacturing Co., Ltd.
                                             (Major tire manufacturer) ........................   7,453,640
                                 42,995   Hankook Tire Manufacturing Co., Ltd.
                                             (New) (Common 1) (b)(g) ..........................   1,844,460
                                 11,569   Hankook Tire Manufacturing Co., Ltd. (New)
                                             (Common 2) (b) (g) ...............................     477,763
                                                                                                 ----------
                                                                                                  9,775,863
                                                                                                 ----------


    The accompanying notes are an integral part of the financial statements.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------
MANUFACTURING 5.5%
  Chemicals 2.2%                 85,550   Hanwha Co. (Producer of explosives and
                                             petrochemicals) ..................................   1,402,632
                                 37,540   Korea Chemical Co. (Paint company) ..................   3,864,140
                                150,009   LG Chemical Ltd. (Korea's largest integrated
                                             chemical company) ................................   2,367,006
                                 70,000   Namhae Chemical Co. (Chemical producer) .............   3,607,002
                                 50,047   Oriental Chemical Industries Co., Ltd. ..............   1,758,308
                                  4,755   Oriental Chemical Industries Co., Ltd. (New) (b)(g) .     161,196
                                                                                                 ----------
                                                                                                 13,160,284
                                                                                                 ----------
  Containers & Paper 2.5%       100,000   Asia Paper Manufacturing Co. (Specialized maker of
                                             cardboard used for packaging) ....................   3,821,499
                                 50,000   Dae Young Packaging Co. (New) (Leading producer of
                                             corrugated board base and boxes) (g) .............   1,183,432
                                115,762   Hansol Paper Manufacturing Co., Ltd. ................   4,338,221
                                145,807   Hansol Paper Manufacturing Co., Ltd.
                                             (New) (Common 1) (b) (g) .........................   4,529,507
                                 20,000   Korea Export Packaging Co. (Producer of
                                             corrugated boards) (g) ...........................     468,442
                                 15,000   Shin Poong Paper Manufacturing Co., Ltd. (Leading
                                             manufacturer of white duplex paperboard) .........     526,997
                                                                                                 ----------
                                                                                                 14,868,098
                                                                                                 ----------
Diversified Manufacturing 0.1%   22,339   Samsung Heavy Industries Co., Ltd.
                                             (New) (Machinery manufacturer) (b)(g) ............     316,689
                                                                                                 ----------
Electrical Products 0.7%        114,086   Kyungwon Century Co., Ltd. (Major manufacturer
                                             of heating and cooling equipment) ................   3,881,624
                                                                                                 ----------
TECHNOLOGY 10.3%
Electronic Components/
Distributors 9.9%               213,685   Samsung Display Devices .............................  15,304,609
                                 15,445   Samsung Display Devices (New) (b) (g) ...............   1,047,183
                                236,962   Samsung Electromechanics Co., Ltd.
                                             (Major electronics parts company) ................   8,500,486
                                 59,318   Samsung Electromechanics Co., Ltd. (New) (b) ........   1,945,092
                                235,218   Samsung Electronics Co., Ltd. .......................  19,746,490
                                143,723   Samsung Electronics Co., Ltd. (New) (b) .............  11,427,679
                                                                                                 ----------
                                                                                                 57,971,539
                                                                                                 ----------
Electronic Data Processing 0.4%  70,000   Trigem Computer Inc.
                                             (Major personal computer manufacturer) ...........   2,373,028
                                                                                                 ----------




    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------
ENERGY 0.7%
  Oil & Gas Production           25,243   Ssangyong Oil Refining Co. ..........................     585,020
                                119,731   Yukong, Ltd. ........................................   3,512,819
                                                                                                 ----------
                                                                                                  4,097,839
                                                                                                 ----------
METALS & MINERALS 2.2%
  Coal Mining 0.3%               30,000   Dongwon Company Ltd. (Thermal coal mining) (g) ......   1,834,320
                                                                                                 ----------
  Steel & Metals 1.9%           120,000   Inchon Iron & Steel Co. (Steel producer) ............   3,402,367
                                 70,857   Inchon Iron & Steel Co. (New) (b)(g) ................   1,843,051
                                 72,313   Kia Steel Co., Ltd.
                                            (Specialty steel company) (New) (b)(g) ............     384,207
                                 68,200   Pohang Iron & Steel Co., Ltd.
                                            (Leading steel producer)(d) .......................   5,605,902
                                                                                                 ----------
                                                                                                 11,235,527
                                                                                                 ----------
CONSTRUCTION 5.4%
  Building Materials 3.0%        10,000   Asia Cement Manufacturing Co.
                                            (Major producer of cement) ........................     368,590
                                 24,000   Hanil Cement Manufacturing Co., Ltd.
                                            (Cement manufacturing company) ....................   1,242,604
                                224,337   Keum Kang Co., Ltd. (Construction company and
                                            manufacturer of building materials) ...............  14,269,957
                                 58,915   Ssangyong Cement Industrial Co., Ltd. ...............   1,408,963
                                                                                                 ----------
                                                                                                 17,290,114
                                                                                                 ----------
  Homebuilding 0.3%              50,000   Chong Gu Housing & Construction Co. (Apartment
                                            building construction company) ....................   1,140,286
                                 46,300   Keang Nam Enterprises (Apartment and urban
                                            renewal construction company) .....................     499,414
                                                                                                 ----------
                                                                                                  1,639,700
                                                                                                 ----------
  Miscellaneous 2.1%             52,875   Dong Ah Construction Industries Co., Ltd.
                                            (Leading construction company) ....................   1,812,038
                                149,904   Hyundai Engineering & Construction Co. ..............   6,227,521
                                 30,870   Kumho Construction and Engineering (Engineering
                                            and construction company) .........................     308,243
                                120,150   LG Construction Co. (Major real estate developer
                                            and construction company) .........................   2,636,428
                                  1,234   Sungwon Construction Co. ............................      23,731
                                    240   Sungwon Construction Co. (New) (b)(g) ...............       3,935
                                 20,000   Tae Young Corp. (Construction company) ..............   1,407,791
                                                                                                 ----------
                                                                                                 12,419,687
                                                                                                 ----------
TRANSPORTATION 1.7%
  Airlines 0.6%                 148,416   Korean Airlines Co., Ltd. ...........................   3,457,917
                                                                                                 ----------




    The accompanying notes are an integral part of the financial statements.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------
  Marine Transportation 0.1%     27,930   Hyundai Merchant & Marine Co. (Marine
                                             transportation company) ..........................     502,685
                                  1,146   Korea Line Corp.
                                             (Marine transportation company) ..................      19,072
                                                                                                -----------
                                                                                                    521,757
                                                                                                -----------
  Trucking 1.0%                 162,216   Korea Express Co., Ltd.
                                             (General freight transport company) ..............   5,899,127
                                                                                                -----------
UTILITIES 2.3%
  Electric Utilities 1.0%       110,900    Korea Electric Power Co. ...........................   3,827,909
                                 91,000    Korea Electric Power Co. (ADR) .....................   2,206,750
                                                                                                -----------
                                                                                                  6,034,659
                                                                                                -----------
  Natural Gas Distribution 1.3%  12,900    Daehan City Gas Co. (Gas utility) ..................   1,176,775
                                 37,600    Daesung Industrial (Natural gas distributor) .......   2,363,905
                                 23,686    Daesung Industrial (New) (b)(g) ....................   1,343,141
                                 24,940    Samchully (Producer and distributor of
                                              anthracite and natural gas) .....................   1,936,908
                                  4,689    Samchully (New) (Common 1) (b)(g) ..................     335,259
                                  1,875    Samchully (New) (Common 2) (b)(g) ..................     125,509
                                                                                                -----------
                                                                                                  7,281,497
                                                                                                -----------
                                           TOTAL COMMON STOCKS (Cost $243,977,644) ............ 512,911,855
                                                                                                -----------
-----------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO - 100.0%
                                              (Cost $322,530,065) (a) ......................... 585,047,722
                                                                                                ===========



(a) The cost for federal income tax purposes was $323,133,356. At June 30, 1996, net unrealized appreciation for all securities based on tax cost was $261,914,366. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $282,963,094 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $21,048,728.

(b) New shares issued during 1996, eligible for a pro rata share of 1996 dividends (Note A).

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at June 30, 1996 was $56,623,037 (Note A).

(d) Equity securities that have met the foreign-ownership limitation valued at a premium in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at June 30, 1996 was $12,709,134 (Note A).

(e) Principal amount stated in Korean won unless otherwise noted. CHF Swiss Francs. U.S.$ United States Dollar.

(f) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.

(g)  Non-income producing.




    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Financial Statements

=========================================================================================


-----------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1996
-----------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $322,530,065) (Note A) ..............            $585,047,722
Cash:
   U.S. dollars .............................................................                     927
   Won at market (identified cost $105,662,409) (Note A) ....................             103,288,732
Receivables:
   Investments sold .........................................................               1,344,901
   Dividends and interest ...................................................                 761,486
Other assets ................................................................                   3,747
                                                                                         ------------
      Total assets ..........................................................             690,447,515
LIABILITIES
Payables:
   Investments purchased ....................................................  $671,454
   Accrued management fee (Note C) ..........................................   570,194
   Other accrued expenses and payables (Note C) .............................   518,281
                                                                               --------
      Total liabilities .....................................................               1,759,929
                                                                                         ------------
Net assets, at market value .................................................            $688,687,586
                                                                                         ============
NET ASSETS
Net assets consist of:
   Net unrealized appreciation (depreciation) on:
      Investments ...........................................................            $262,517,657
      Won ...................................................................              (2,373,677)
      Won related transactions ..............................................                  (5,496)
   Accumulated net realized gain ............................................              21,487,638
   Common stock .............................................................                 371,885
   Additional paid-in capital ...............................................             406,689,579
                                                                                         ------------
Net assets, at market value .................................................            $688,687,586
                                                                                         ============
NET ASSET VALUE per share ($688,687,586 [divided by sign] 37,188,528 shares of common stock issued and outstanding, 50,000,000 shares
   authorized, $.01 par value) ...............................................            $     18.52
                                                                                         ============

The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------


================================================================================================
------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1996
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Interest (net of withholding taxes of $370,894) (Note A) .....                $  4,663,894
      Dividends (net of withholding taxes of $1,224,537) (Note A) ..                   5,842,031
                                                                                    ------------
                                                                                      10,505,925
    Expenses:
      Management fee (Note C) ...................................... $ 7,516,289
      Custodian and accounting fees (Note C) .......................   1,523,660
      Directors' fees and expenses (Note C) ........................     123,343
      Legal ........................................................     157,144
      Auditing .....................................................     107,002
      Reports to shareholders ......................................      92,762
      Services to shareholders .....................................      78,223
      Other ........................................................     169,408       9,767,831
                                                                     -----------    ------------
    Net investment income ..........................................                     738,094
                                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
    Net realized gain (loss) during the period on:
      Investments ..................................................  24,364,471
      Won related transactions .....................................    (200,223)     24,164,248
                                                                     -----------
    Net unrealized depreciation during the period on:
      Investments .................................................. (58,463,815)
      Won ..........................................................  (2,415,407)
      Won related transactions .....................................     (27,316)    (60,906,538)
                                                                     -----------    ------------
    Net loss on investment transactions ............................                 (36,742,290)
                                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............                $(36,004,196)
                                                                                    ============



The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.

Financial Statements (continued)
======================================================================================================

------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------
                                                                               YEARS ENDED JUNE 30,
                                                                               --------------------
                                                                               1996            1995
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss) (Note A) ...................................   $   738,094    $   (615,149)
  Net realized gain from investment transactions (Note A) .................    24,164,248      13,445,142
  Net unrealized appreciation (depreciation) on investment transactions
       during the period (Note A) .........................................   (60,906,538)     64,721,917
                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations ...........   (36,004,196)     77,551,910
                                                                             ------------    ------------
Distributions to shareholders:
  From net investment income ($.02 per share) .............................      (738,094)             --
                                                                             ------------    ------------
  In excess of net investment income ($.04 per share) .....................    (1,489,524)             --
                                                                             ------------    ------------
  From net realized gains on investment transactions
      ($.36 and $.15 per share, respectively) .............................   (13,231,733)     (4,359,655)
                                                                             ------------    ------------
Fund share transactions:
        Net proceeds of shares issued in connection with the Fund's rights offering, net of broker and dealer manager fees of $4,006,960
           and expenditures and offering costs of $860,000 ................            --     109,617,621
                                                                             ------------    ------------
        Reinvestment of distributions .....................................     5,604,398       1,798,229
                                                                             ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .........................................   (45,859,149)    184,608,105
Net assets at beginning of period .........................................   734,546,735     549,938,630
                                                                             ------------    ------------
NET ASSETS AT END OF PERIOD ...............................................  $688,687,586    $734,546,735
                                                                             ============    ============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period .................................    36,930,508      29,474,985
  Shares issued in connection with the Fund's rights offering .............            --       7,386,102
  Shares issued to shareholders in reinvestment of distributions ..........       258,020          69,421
                                                                             ------------    ------------
Shares outstanding at end of period .......................................    37,188,528      36,930,508
                                                                             ============    ============

The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.

Financial Highlights

=============================================================================================================


-------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------------------------------------
                                                                              YEARS ENDED JUNE 30,
                                                                ----------------------------------------------
                                                                1996      1995(d)   1994     1993       1992
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...................       $19.89      $18.66   $11.40    $10.75    $ 10.27
                                                              ------      ------   ------    ------    -------
Income from investment operations (a):
   Net investment income (loss)........................         .02        (.02)    (.03)      .02        .08
   Net realized and unrealized gain (loss) on
       investment transactions.........................        (.97)       2.42(b)  7.13       .86        .78
                                                              ------      ------   ------    ------    -------
Total from investment operations                               (0.95)       2.40     7.10       .88        .86
                                                              ------      ------   ------    ------    -------
Less distributions:
   From net investment income..........................         (.02)         --     (.01)     (.04)      (.06)
   In excess of net investment income..................         (.04)         --       --        --         --
   From net realized gains on investment transactions..         (.36)       (.15)      --      (.20)      (.34)
                                                              ------      ------   ------    ------    -------
Total distributions....................................         (.42)       (.15)    (.01)     (.24)      (.40)
                                                              ------      ------   ------    ------    -------
Antidilution (dilution) resulting from the rights offering
   (1995), fourth tranche (1994), and reinvestment
   of distributions for shares at market value.........           --       (1.02)     .22       .01        .02
                                                              ------      ------   ------    ------    -------
Underwriting expenditures and offering costs...........           --          --     (.05)      --          --
                                                              ------      ------   ------    ------    -------
Net asset value, end of period.........................       $18.52      $19.89   $18.66    $11.40    $ 10.75
                                                              ======      ======   ======    ======    =======
Market value, end of period............................       $21.13      $19.63   $22.00    $15.00    $ 11.38
                                                              ======      ======   ======    ======    =======
TOTAL RETURN
Per share market value (%).............................         9.73       (5.43)   46.74     34.54     (17.01)
Per share net asset value (%) (c)......................        (5.09)      13.00    63.77      8.20       7.87
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions).................          689         735      550       258        241
Ratio of operating expenses to average
    net assets (%).....................................         1.28        1.32     1.37      1.52       1.52
Ratio of net investment income (loss) to
    average net assets (%) (d).........................          .10        (.10)    (.18)      .15        .70
Portfolio turnover rate (%)............................         32.6        10.5     14.3      14.3       18.2
Average commission rate paid (e).......................       $.1254      $   --   $   --    $   --    $    --



----------


(a)  Based on monthly average of shares outstanding during each period.
(b) Due to the timing and magnitude of the rights offering, the amount reported herein is not proportional to the aggregate value reported in the Statements of Changes in Net Assets.
(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(d) Certain amounts have been reclassified to conform with fiscal 1996 presentations.
(e) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after June 30, 1996.

[LOGO] The Korea Fund, Inc.
Notes To Financial Statements
===============================================================================

A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on the Korean, U.S., or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors including certain securities valued in good faith by the Valuation Committee amounting to $52,188,713 or 7.6% of the Fund's net assets at June 30, 1996, and certain investments in Korean equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors. The aggregate premium ($51,600,746) over the local share price ($133,083,301) for these securities valued by the Valuation Committee was approximately 7.5% of the Fund's net assets at June 30, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values or other market factors, respectively. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. At June 30, 1996, 25.7% of the Fund's net assets were invested in Korea Mobile Telecom and Samsung Fire & Marine Insurance Co.

DIVIDEND INCOME. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year end, receives substantially less dividend income in the first half of its year than in the second half of such year.

INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. Under the United States-Korea Income Tax Treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.125% on dividends and 12.9% on interest paid to the Fund by Korean issuers. Effective January 1, 1996, withholding taxes on dividends and interest were increased to 16.5% and 13.2%, respectively. Under the United States-Korea Income Tax Treaty, there is no Korean withholding tax on realized capital gains.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. It is expected that net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards which, if not distributed, would be taxable to the Fund, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from won related transactions includes net currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of won and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes. At June 30, 1996 the exchange rate for Korean won was U.S. $0.001233 to W 1.

SUBSCRIPTIONS FOR NEW SHARES. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue and acquisition discounts are accreted for both tax and financial reporting purposes. Certain amounts have been reclassified in the fiscal 1995 statement of changes in net assets and financial highlights to conform with fiscal 1996 presentation. Certain amounts with respect to bonus interest reported in the Fund's statements of operations and changes in net assets for the six months ended December 31, 1995 have been reclassified in the aforementioned statements for the year ended June 30, 1996.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

For the year ended June 30, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $244,667,165 and $224,953,333, respectively.

C. RELATED PARTIES
   ---------------

Under the Management Agreement the Fund agrees to pay the Manager a monthly fee at an annual rate equal to 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. For the year ended June 30, 1996, the fee pursuant to such agreements

[LOGO] The Korea Fund, Inc.
Notes To Financial Statements (continued)



amounted to $7,516,289 which was equivalent to an annual effective rate of 0.99% of the Fund's average month-end net assets.

Under the Advisory Agreement, the Manager pays the Korean Adviser a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375% of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000.

For the year ended June 30, 1996, brokerage commissions on investment transactions amounting to $295,613 were paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Adviser.

Effective August 21, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1996, the amount charged to the Fund by SFAC aggregated $343,236, of which $66,854 is unpaid at June 30, 1996.

The Fund pays each Director not affiliated with the Manager or the Korean Adviser $6,000 annually plus specified amounts for attended board and committee meetings. For the year ended June 30, 1996, Directors' fees and expenses amounted to $123,343.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN KOREA
   -------------------------------------------------

The Foreign Exchange Management Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities and, upon termination of the Fund or for payment of expenses in excess of income, to repatriate investment principal. The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy or the Securities and Exchange Commission of Korea ("KSEC") may issue orders imposing additional restrictions, when deemed in the public interest, for the protection of investors or in the interest of maintaining an orderly securities market. Under the Foreign Exchange Management Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Under current regulations of the Minister of Finance and the KSEC, foreigners are subject to certain restrictions with respect to investing in equity securities of Korean companies listed on the Korea Stock Exchange. Until
April 1, 1996, total foreign investment was limited generally to 15% of each class of a company's outstanding shares, while a single foreign investor could only invest up to 3% of each class of outstanding shares. At April 1, 1996, the limits were increased from 15% to 18% and 3% to 4%, respectively. Pursuant to its license, however, the Fund may invest in shares representing 5% of each class in general.

[LOGO]The Korea Fund, Inc.
Report of Independent Accountants


TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF THE KOREA FUND, INC.:

We have audited the accompanying statements of assets and liabilities of The Korea Fund, Inc. including the investment portfolios, as of December 31, 1996 and June 30, 1996, and the related statements of operations for the six months ended December 31, 1996 and for the year ended June 30, 1996, and the statements of changes in net assets for the six months ended December 31, 1996 and for each of the two years in the period ended June 30, 1996, and the financial highlights for the six months ended December 31, 1996 and for each of the five years in the period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 and June 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Korea Fund, Inc. as of December 31, 1996 and June 30, 1996, the results of its operations for the six months ended December 31, 1996 and for the year ended June 30, 1996, the changes in its net assets for the six months ended December 31, 1996 and for each of the two years in the period ended June 30, 1996, and the financial highlights for the six months ended December 31, 1996 and for each of the five years in the period ended June 30, 1996 in conformity with generally accepted accounting principles.

Boston, Massachusetts                        COOPERS & LYBRAND L.L.P.
February 24, 1997

======================================================
  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DEALER MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR A SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                               ------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Available Information.................    2
Expense Information...................    3
Prospectus Summary....................    4
Financial Highlights..................    9
Market and Net Asset Value
  Information.........................   10
The Fund..............................   10
The Offer.............................   11
Use of Proceeds.......................   19
Investment Objective and Policies.....   19
Risk Factors and Special
  Considerations......................   21
Investment Advisers...................   27
Foreign Investment and Exchange
  Controls in Korea...................   32
The Korean Securities Markets.........   36
Dividends and Distributions; Dividend
  Reinvestment and Cash Purchase
  Plan................................   43
Taxation..............................   44
Common Stock..........................   47
Dividend Paying Agent, Transfer Agent
  and Registrar.......................   48
Custodian.............................   48
Official Documents....................   48
Experts...............................   48
Validity of the Shares................   48
Further Information...................   48
Table of Contents of Statement of
  Additional Information..............   49
The Republic of Korea.................  A-1
Form of Subscription Certificate......  B-1
Form of Notice of Guaranteed
  Delivery............................  C-1
Form of DTC Participant
  Over-Subscription Form..............  D-1


                               ------------------
  NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.
======================================================
======================================================
                              THE KOREA FUND, INC.

                               12,429,083 SHARES


                                OF COMMON STOCK
                 ISSUABLE UPON EXERCISE OF RIGHTS TO SUBSCRIBE
                                FOR SUCH SHARES
                                      LOGO
                                  ------------
                                   PROSPECTUS
                                            , 1997
                                  ------------
                               SMITH BARNEY INC.
======================================================

                              THE KOREA FUND, INC.

                          ---------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") is not a prospectus and
should be read in conjunction with the Prospectus, dated             , 1997 (the
"Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of The Korea Fund, Inc. (the "Fund") and investors should obtain and read the Prospectus before purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund's Information Agent, Georgeson & Company Inc., at (800) 223-2064 or collect at (212) 509-6240. Defined terms used herein shall have the same meanings as
provided in the Prospectus. The date of this SAI is             , 1997.

                          ---------------------------

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        -----
Investment Restrictions...............................................................      2
Certain Investment Practices..........................................................      3
Directors and Officers................................................................      7
Net Asset Value.......................................................................     10
Taxation..............................................................................     11
Portfolio Transactions and Brokerage..................................................     17
Financial Statements..................................................................    F-1
Report of Independent Accountants.....................................................   F-35

                            INVESTMENT RESTRICTIONS

     The following seven restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     The Fund may not:

          1. Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions.

          2. Make short sales of securities or maintain a short position.

          3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may also pledge its assets to secure such borrowings.

          4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities or of the Government, its agencies or instrumentalities) if as a result more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry; provided, however, that acquisition of securities of Korean issuers shall not be deemed a purchase if effected upon exercise of rights issued by such issuers and providing for an exercise price less than the market price of such securities at the time of exercise.

          5. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities.

          6. Make loans, except through repurchase agreements (repurchase agreements with a maturity of longer than seven days together with securities which are not readily marketable being limited to 10% of the Fund's total assets) to the extent permitted under applicable law.

          7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     The following three additional restrictions are not fundamental policies of the Fund and may be changed by the Board of Directors. The Fund may not:

              i. Purchase any security if as a result the Fund would then hold more than 5% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 5% of the outstanding voting securities of an issuer, unless permitted by regulations applicable to investments by foreigners or otherwise permitted by the Minister of Finance and Economy or the KSEC.

              ii. Make investments for the purpose of exercising control or management.

             iii. Participate on a joint and several basis in any trading account in securities.

     In addition to the restrictions described above, the Fund is subject to additional restrictions imposed by the Fund's license, by Korean law and by the Code's requirements for qualification as a regulated investment company. Notwithstanding a change in the Fund's fundamental and other policies, the Fund will continue to be subject to restrictions in the Fund's license and Korean law. For discussions of Korean law restricting the Fund's investments and of the Fund's license, see "Foreign Investment and Exchange Controls in Korea -- Foreign Investment Restrictions," and "-- The Fund's License" in the Prospectus. For a discussion of the Code requirements, see "Taxation -- United States Federal Income Taxes".

     Should any investment restriction imposed by the Fund's license, by Korean law or by the Code be removed or liberalized, the Fund reserves the right to invest accordingly, without shareholder approval, except to the extent that such investment conflicts with the Fund's investment objective or Investment Restrictions Nos. 1-7 above. The Fund will notify shareholders of a change in any such restriction to the extent that the Manager believes that such a change will result in a material change in the Fund's investment strategy.

     As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements in the United States with any member bank of the Federal Reserve System and any broker-dealer that is recognized as a reporting government securities dealer whose creditworthiness has been determined by the Manager to be of sufficiently high quality. In addition, the Fund is permitted under Korean law to enter into repurchase agreements with Korean banks and broker-dealers. If market conditions warrant, the Fund may, subject to the approval of its Board of Directors, enter into such arrangements in Korea.

                          CERTAIN INVESTMENT PRACTICES

     The Fund reserves the right to invest the portion of its assets not invested in equity securities of Korean issuers in debt securities of such issuers or in foreign currency exchange contracts, covered call options, futures contracts and repurchase agreements, in each case to the extent that a market for such investments exists in Korea and to the extent that such investments are permissible for the Fund under Korean and other applicable law. See "Foreign Investment and Exchange Controls in Korea" in the Prospectus. In addition, the Fund reserves the right to lend portfolio securities, to borrow, and to purchase and sell securities on a delayed delivery basis, if permitted by Korean law.

     Certain provisions of the Code, however, may limit the extent to which the Fund may enter into forward contracts, options and futures, and may also affect the character and timing of income, gain or loss recognized by the Fund from such transactions. See "Taxation -- United States Federal Income Taxes."

FORWARD CONTRACTS AND OPTIONS ON CURRENCIES

     In order to hedge against currency exchange rate risks, the Fund may enter into forward currency exchange contracts and may purchase and sell options on currencies in U.S. or foreign markets. It is not the intention of the Fund, however, to fully or partially hedge the Fund's portfolio holdings against currency risks on an on-going basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks). The Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader which is a party to the original forward contract. A put option can give the Fund the right to sell a currency at the exercise price on or before the expiration of the option. A call option can give the purchaser of the option the right to purchase a currency at the exercise price on or before the expiration of the option.

     The Fund may enter into forward currency exchange contracts and options in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in Won, or when the Fund anticipates the receipt in Won of dividends or interest payments on a security that it holds, the Fund may desire to "lock in" the Dollar price of the security or the Dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Manager believes that the Won may suffer a substantial decline against the Dollar, it may enter into a forward contract to sell, for a fixed amount of Dollars, the amount of Won approximating the value of some or all of the Fund's portfolio securities denominated in Won. Under the FEMA, the only forward contracts the Fund is permitted to enter into relate to the Won and the Dollar; options contracts on Won currency or Won-denominated assets are not permitted without approval from the Minister of Finance and Economy. The Fund is permitted to enter into forward contracts with any foreign exchange bank in Korea in respect of the aggregate amount of the Fund's Won-denominated assets in Korea whether in the form of securities or cash.

     The Fund does not intend to enter into forward currency exchange contracts and options on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the completion of such contracts and options. The Fund also will not enter into such forward contracts and options or maintain a net exposure to such contracts and options where the completion of the contracts and options would obligate the Fund to deliver an amount of Won in excess of the value of the Fund's portfolio securities or other assets denominated in Won. Further, the Fund generally will not enter into a forward contract or option with a term of greater than one year.

     While the Fund may enter into forward currency exchange contracts and options to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in Won and forward contracts and options entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of exchange loss. Further, the Fund's successful use of forward contracts and options to reduce currency exchange rate risks will be subject to the Manager's ability to predict correctly movements of exchange rates. No assurance can be given that the Manager's judgment in this respect will be correct. The Manager's current expectation is to utilize forward currency exchange contracts and options from time to time as, in its opinion, currency exchange market conditions make it appropriate to do so. It is not the intention of the Manager, however, to fully or partially hedge the Fund's portfolio holdings against currency risks on an ongoing basis.

COVERED CALL OPTIONS

     Although not currently permissible under Korean regulations, the Fund reserves the right to write covered call options on securities to the extent that such activity becomes permissible for the Fund. A "covered" call option means that, so long as the Fund is obligated as the writer of the option, it will own (a) the underlying securities subject to the option, or (b) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of policy, the value of the underlying securities on which options will be written at any one time will not exceed 25% of the total assets of the Fund. In addition, as a matter of policy, the Fund will neither purchase or write put options on securities nor purchase call options on securities except in connection with closing purchase transactions.

     The Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

REPURCHASE AGREEMENTS

     Repurchase agreements are contracts under which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period the security is held by the purchaser and is unrelated to the interest rate on the instrument. Repurchase agreements can be viewed as loans that are collateralized by the underlying security. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays and liquidation expenses or restrictions on the Fund's ability to dispose of the underlying security, declines in its value and loss of interest. The Manager intends to monitor the seller's compliance with its obligation to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price, and also to review the creditworthiness of the Fund's counterparties in such transactions.

BORROWING

     The Fund may borrow for temporary purposes, such as to obtain amounts necessary to make distributions for qualification as a regulated investment company under the Code or to avoid imposition of an excise tax under U.S. Federal income tax laws or to pay the Fund's expenses outside Korea, as well as for clearing transactions. Such temporary borrowings shall not exceed, at any time, 5% of the value of the Fund's total assets. Borrowings by the Fund increase exposure to capital risk and are subject to interest costs.

LENDING OF PORTFOLIO SECURITIES

     To defray operating expenses, the Fund may generate income by lending securities in its portfolio, to the extent permitted by Korean law, representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash or U.S. government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. Such loans are terminable at any time, and the Fund will receive payments representing the amount of any interest or dividends paid on the loaned securities. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities, the Manager will consider all relevant factors and circumstances, including the creditworthiness of the borrower. Such transactions are currently prohibited under Korean law.

DELAYED DELIVERY TRANSACTIONS

     Although currently prohibited from doing so under Korean regulations, the Fund may purchase and sell securities on a delayed delivery basis should such activity become lawful in the future as a result of application by the Fund or otherwise. Purchases or sales on a delayed delivery basis involve the purchase (or sale) of securities at an agreed-upon price on a specified future date. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a delayed delivery basis, the returns obtained on such securities may be higher or lower than the returns available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account consisting of liquid securities in an amount equal to the amount of its delayed delivery commitments.

FUTURES CONTRACTS

     Futures contracts are standardized contracts for the future delivery of a currency, security or index at a future date for an agreed-upon price. On May 3, 1996, the Stock Exchange opened a stock index futures market on the Stock Exchange floor. The Stock Exchange has announced that in 1997 it will open a stock index futures option market on the Stock Exchange floor. The Fund may invest in such markets, provided that the Fund will not enter into futures contracts if more than 20% of the value of the Fund's total assets would be committed to the completion of such contracts or if doing so would violate restrictions imposed by the Code.

     Futures contract positions are typically liquidated by entering into an offsetting transaction on an exchange. If an offsetting contract is not entered into prior to the maturity of a contract, the parties must take or make delivery of the underlying commodity against payment of the agreed-upon price, except in the case of certain futures contracts, including foreign currency and stock index contracts, which generally are settled by payments of cash.

     Commodity futures exchanges generally impose daily limits on permitted fluctuations in the price of the futures contracts traded thereon. Consequently, in a period of widely fluctuating prices, it may be difficult for the Fund to liquidate a position. The Fund will enter into a futures contract only if in the Manager's view a liquid market exists for such contracts. There can, however, be no assurance that the Fund will be able to close out a contract in a particular case in a timely manner or at all, in which case the Fund may suffer a loss.

     While the Fund may enter into futures contracts for hedging purposes, changes in prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. In the case of stock index futures contracts, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in Won and futures contracts entered into by the Fund. This imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of losses.

     The Fund does not intend to enter into futures contracts to protect the value of its portfolio securities on a regular basis. The Fund also will not enter into such futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the Fund generally will not enter into a futures contract with a term of greater than one year.

     At present the Fund is prohibited by the U.S. Commodity Exchange Act from purchasing or selling Korean stock index futures contracts. The Fund reserves the right to purchase and sell such contracts should such activities become lawful in the future, as a result of an application by the Fund or otherwise.

     The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of equity securities in its portfolio that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures to gain rapid market exposure that may in part or entirely offset increases in the cost of the stocks that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of stocks. No assurance can be given that the Manager will be able to make successful use of stock index futures.

                             DIRECTORS AND OFFICERS

     The names of the individuals who serve as directors and officers of the Fund are set forth below, together with their positions and their principal occupations during at least the past five years and, in the case of the directors, their ages and their positions with certain other international organizations and publicly-held companies.


                                 POSITION(S) WITH              PRINCIPAL OCCUPATION(S)
   NAME, AGE AND ADDRESS            REGISTRANT                  DURING PAST FIVE YEARS
----------------------------  ----------------------  ------------------------------------------
Juris Padegs*(1)............  Chairman of the Board   Advisory Managing Director (and formerly
Age 65                        and Director            Managing Director) of Scudder, Stevens &
                                                      Clark, Inc.; serves on the Boards of an
                                                      additional two funds managed by Scudder,
                                                      Stevens & Clark, Inc.
Chang-Hee Kim*..............  Vice Chairman of the    President and Chief Executive Officer,
Daewoo Securities Co., Ltd.   Board and Director      Daewoo Securities Co., Ltd.
34-3 Youido-dong
Yongdung po-gu
Seoul, Korea 150-010
Age 60
Nicholas Bratt*(1)..........  President and Director  Managing Director of Scudder, Stevens &
Age 49                                                Clark Inc.; serves on the Boards of an
                                                      additional 15 funds managed by Scudder,
                                                      Stevens & Clark, Inc.
William H. Gleysteen,         Director                Consultant; Guest Scholar, Brookings
  Jr. ......................
The Japan Society                                     Institution; former President, The Japan
333 East 47th Street                                  Society, Inc. (until 1995); Vice President
New York, NY 10017                                    of Studies, Council on Foreign Relations
Age 70                                                (1987-1989); United Sates Ambassador to
                                                      Korea (1978-1981); serves on the boards
                                                      of an additional 12 funds managed by
                                                      Scudder, Stevens & Clark, Inc.
Sang C. Lee.................  Director                President, Hyundai Plasma Display
352 Stanwich Rd.                                      Division of Hyundai Electronics
Greenwich, CT 06830                                   America; President and Chief Executive
                                                      Officer,
Age 56                                                Spectron Corporation of America, LLC
                                                      (technology company) (1994-present);
                                                      Chairman, International Corporate
                                                      Ventures, Inc. (1992-present); President
                                                      and Chief Executive Officer, Spectron
                                                      Corp. of America, Ltd., Chairman of the
                                                      Board, Markwood, Inc., Hub City, Inc.
                                                      and Brocker Manufacturing, Inc. (portfolio
                                                      companies of PITCAIRN GROUP L.P.
                                                      (1989-1992)).
Tai Ho Lee..................  Director                Chairman, Imjung Research Institute
301 World Villa T                                     (1992-Present); President and Chief
                                                      Executive
999 Bangbae-Dong                                      Officer, Hanjin Investment & Securities
Seocho-Gu                                             Co., Ltd. (1990-1991).
Seoul, Korea
Age 74


---------------

* Directors considered by the Fund and its counsel to be persons who are "interested persons" as defined in the 1940 Act, of the Fund, the Manager or the Korean Adviser.

                                 POSITION(S) WITH              PRINCIPAL OCCUPATION(S)
   NAME, AGE AND ADDRESS            REGISTRANT                  DURING PAST FIVE YEARS
----------------------------  ----------------------  ------------------------------------------
Dr. Wilson Nolen............  Director                Consultant; Trustee; Cultural Institutions
1120 Fifth Avenue                                     Retirement Fund, Inc.; Director,
New York, NY 10128                                    Ecohealth, Inc., biotechnology company;
Age 70                                                serves on the boards of an additional 16
                                                      funds
                                                      managed by Scudder, Stevens & Clark, Inc.
Hugh T. Patrick.............  Director                R.D. Calkins Professor of International
Graduate School of Business                           Business, Graduate School of Business,
522 Uris Hall                                         Columbia University; Director, Center on
Columbia University                                   Japanese Economy and Business, Columbia
New York, NY 10027                                    University; Co-Director, APEC Study
Age 66                                                Center, Columbia University; and Director,
                                                      Japan Society; serves on the board of one
                                                      additional fund managed by Scudder,
                                                      Stevens & Clark, Inc.
Robert J. Callander.........  Director                Director, ARAMARK Corporation, Barnes
29 Still Hollow Road                                  Group Inc., Beneficial Corporation, and
Lebanon, NJ 08833                                     Omnicom Group, Inc.; Member, Council on
Age 66                                                Foreign Relations; Managing Director,
                                                      Metropolitan Opera Association; Trustee
                                                      Drew University; and Visiting Professor/
                                                      Executive-in-Residence, Columbia Business
                                                      Business School, Columbia University
                                                      (until
                                                      1995); serves on the board of an
                                                      additional
                                                      three funds managed by Scudder, Stevens &
                                                      Clark, Inc.
Jerard K. Hartman(1)........  Vice President          Managing Director of Scudder, Stevens &
                                                      Clark, Inc.
David S. Lee(2).............  Vice President          Managing Director of Scudder, Stevens &
                                                      Clark, Inc.; serves on the boards of an
                                                      additional 29 funds managed by Scudder,
                                                      Stevens & Clark, Inc.
Kun-Ho Hwang................  Vice President          Managing Director, Planning Department of
Daewoo Securities Co., Ltd.                           Daewoo Securities Co., Ltd.
34-3 Youido-dong
Yongdung po-gu
Seoul, Korea
John J. Lee(1)..............  Vice President          Principal of Scudder, Stevens & Clark Inc.
Dong Wook Park..............  Vice President          Director of Daewoo Capital Management
Daewoo Securities Co., Ltd.                           Co., Ltd.
34-3 Youido-dong
Yongdung po-gu
Seoul, Korea
Young H. Kim................  Vice President          President, Daewoo Securities (America)
                                                      Inc.
Daewoo Securities
(America) Inc.
101 East 52nd Street
New York, NY 10022
Pamela A. McGrath(2)........  Vice President and      Managing Director of Scudder, Stevens &
                              Treasurer               Clark, Inc.
Kathryn L. Quirk(1).........  Vice President and      Managing Director of Scudder, Stevens &
                              Assistant Secretary     Clark, Inc.

                                 POSITION(S) WITH              PRINCIPAL OCCUPATION(S)
   NAME, AGE AND ADDRESS            REGISTRANT                  DURING PAST FIVE YEARS
----------------------------  ----------------------  ------------------------------------------
Edward J. O'Connell(1)......  Vice President and      Principal of Scudder, Stevens & Clark,
                                                      Inc.
                              Assistant Treasurer
Thomas F. McDonough(2)......  Vice President,         Principal of Scudder, Stevens & Clark,
                                                      Inc.
                              Secretary and
                              Assistant Treasurer

---------------
(1) Address: 345 Park Avenue, New York, NY 10154

(2) Address: Two International Place, Boston, MA 02110

     The amount of shares in the Fund owned by the Fund's directors and officers as a group is less than one percent of the Fund's outstanding stock.

     The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. Currently, Messrs. Bratt and Padegs are members of the Executive Committee.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani(#) is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith(#) Lynn S. Birdsong(#), Nicholas Bratt(#), E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman(#), Richard A. Holt(@), Dudley H. Ladd*, John T. Packard+, Kathryn L. Quirk(#), Cornelia M. Small(#) and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of

Scudder.
---------------
    *  Two International Place, Boston, Massachusetts
  (#)  345 Park Avenue, New York, New York
    +  101 California Street, San Francisco, California
  (@)  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     All the outstanding voting and nonvoting securities of the Manager are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani as representatives of the beneficial owners of such securities pursuant to a Security Holders Agreement, under which such representatives have the right to reallocate shares among the beneficial owners from time to time, at net book value in cash transactions. All Managing Directors of the Manager own voting and nonvoting stock; all Principals own nonvoting stock.

     The officers of the Fund will conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Investment Advisers," will review such actions and decide on general policy.

     The Fund pays each of its directors who is not an affiliated person of the Manager or the Korean Adviser, in addition to certain out-of-pocket expenses, an annual fee of $6,000 plus $750 for each Board of Directors or audit committee meeting, and for each meeting held for the purpose of considering arrangements between the Fund and the Manager and between the Manager and the Korean Adviser, and $250 for each other committee meeting attended. For the fiscal year ended June 30, 1996, the aggregate amount for fees and expenses paid to such directors amounted to $123,343. For the six months ended December 31, 1996, directors' fees and expenses amounted to $88,802.

     The following Compensation Table provides, in tabular form, the following data:

          Column (1): All directors who receive compensation from the Fund.

          Column (2): Aggregate compensation received by a director from the Fund.

          Columns (3) and (4): Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its directors such benefits.

          Column (5): Total compensation received by a director from the Fund, plus compensation received from all funds for which a director serves in the Scudder fund complex. The total number of funds from which a director receives such compensation is also provided.

                               COMPENSATION TABLE
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                            TOTAL COMPENSATION
                                   AGGREGATE     PENSION OR RETIREMENT   ESTIMATED ANNUAL       FROM FUND
                                  COMPENSATION    BENEFITS ACCRUED AS     BENEFITS UPON      AND FUND COMPLEX
    NAME OF PERSON, POSITION       FROM FUND     PART OF FUND EXPENSES      RETIREMENT       PAID TO DIRECTOR
--------------------------------  ------------   ---------------------   ----------------   ------------------
William H. Gleysteen, Jr........    $ 11,500                 --                    --            $130,336
Director                                                                                           (13 funds)
Hugh T. Patrick.................    $ 12,250                 --                    --            $ 25,250
Director                                                                                            (2 funds)
Sang C. Lee.....................    $ 11,500                 --                    --            $ 11,500
Director                                                                                            (1 fund)
Tai Ho Lee......................    $ 10,600                 --                    --            $ 10,600
Director                                                                                            (1 fund)
Dr. Wilson Nolen................    $ 12,250                 --                    --            $165,608
Director                                                                                           (17 funds)
Robert J. Callander.............    $  2,902                 --                    --            $ 41,602
Director                                                                                            (4 funds)


     Although the Fund is a Maryland corporation, certain of its directors and officers are residents of Korea, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such directors or officers within the United States or to realize judgments of courts of the United States based upon civil liabilities of such directors or officers under the federal securities laws and other laws of the United States. There is substantial doubt as to the enforceability in Korea of such civil remedies and criminal penalties as are afforded by the federal securities laws in the United States. No extradition treaty currently is in effect between the United States and Korea which would subject the Fund's directors and officers to enforcement of the criminal penalties of the federal securities laws.


     The By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the full extent permitted by law. However, nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


     To the best of the Fund's knowledge, as of February 14, 1997 no person owned beneficially more than 5% of the Fund's outstanding shares.

                                NET ASSET VALUE

     The net asset value of shares of the Fund is determined no less frequently than weekly, on the last business day of each month, and at such other times as the Board of Directors may determine, by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares of Common Stock outstanding.

     An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the Nasdaq Stock Market is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the Nasdaq Stock Market, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

     Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board of Directors believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Manager may calculate the price of that debt security taking into account such factors as the Manager deems appropriate. This valuation method may not be used with respect to a particular security for longer than ten consecutive trading days, or for securities with an aggregate value that exceeds 5% of the Fund's net assets on a particular valuation date.

     An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate.

     If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

     If, in the opinion of the Fund's valuation committee (the "Valuation Committee"), the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects fair market value of the property on the valuation date.

     Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets is calculated in terms of Dollars by converting the Local Currency into Dollars at the prevailing currency exchange rate on the valuation date.

     The Fund currently values the securities in its portfolio that are already at or over the limit for aggregate foreign ownership on the basis of prices on the Stock Exchange, unless quotations are regularly available as to the prices offered by prospective foreign purchasers in the over-the-counter market to existing foreign holders of such shares.

     See "Market and Net Asset Value Information" in the Prospectus for information as to the relationship between the market price and net asset value per share of Common Stock. Under the Fund's Articles of Incorporation, the Fund cannot become an open-end investment company without the approval of (i) the Minister of Finance and Economy and (ii) holders of two-thirds of the Fund's outstanding shares.

                                    TAXATION

UNITED STATES FEDERAL INCOME TAXES


     THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT INCLUDE CERTAIN INFORMATION SET FORTH IN THE PROSPECTUS WITH REGARD TO TAX

CONSEQUENCES OF THE OFFER UNDER "THE OFFER -- U.S. FEDERAL INCOME TAX CONSEQUENCES; KOREAN TAX CONSEQUENCES" AND WITH REGARD TO CERTAIN OTHER U.S. TAX MATTERS APPLICABLE TO THE FUND UNDER "TAXATION -- U.S. TAXATION." IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A SHAREHOLDER OF THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES THEREIN.

  General

     The Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code for each taxable year, although no assurance can be given as to meeting the tests for such status.

     To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to stock or securities loans, gains from the sale or other disposition of stock or securities, and certain other related income, including, generally, gains from options, futures and forward contracts and foreign currency gains (under regulations which may be promulgated, foreign currency gains which are not directly related to the Fund's principal business of investing in stocks or securities may not be treated as qualifying income for this purpose); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts and foreign currencies, held less than three months (excluding, for this purpose, gains from foreign currencies (and options, futures and forward contracts on foreign currencies) that are directly related to the Fund's principal business of investing in stocks or securities or options or futures thereon); and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities of any one issuer qualifying, for purposes of this calculation, only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related businesses. Corporations owned or controlled by the Government will be treated as separate issuers for this purpose, except that a debt obligation of such a corporation may be treated as issued by the Government if the obligation is backed by the full faith and credit of the Government. In the past, legislation has been proposed that would eliminate the 30% requirement; it is unclear whether, and in what form, such legislation might be enacted.

     As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its income and capital gains, if any, that it distributes to its shareholders, provided it distributes each taxable year at least 90% of its "investment company taxable income," calculated without the deduction for dividends paid, as determined for U.S. Federal income tax purposes ("net investment income"). Net investment income includes dividends, interest, net short-term capital gains in excess of any net long-term capital losses and any capital loss carryovers from prior years, net of expenses, and, net gain or loss on debt securities and futures contracts on debt securities, to the extent attributable to fluctuations in currency exchange rates, and net gain or loss on foreign currencies and foreign currency forward contracts. Dividend income derived by a regulated investment company from its investments is required to be taken into account for U.S. Federal income tax purposes as of the ex-dividend date (rather than the payment date, which generally is later). Accordingly, the Fund, in order to satisfy its distribution requirements, may be required to make distributions based on earnings that have been accrued but not yet received. Interest income from discount on indebtedness held by the Fund will also give rise to such accrued earnings. The Fund intends to distribute to its shareholders each year all of its net investment income as computed for U.S. Federal income tax purposes. Korean exchange control or other regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Fund, may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and the calendar year distribution requirement described below. See "Risk Factors and Special Considerations -- Currency Conversion and Repatriation" in the Prospectus and "Other Taxation" below.

     The Board of Directors will determine each year whether to distribute any net long-term capital gains in excess of any net short-term capital losses (including in such losses any capital loss carryovers from prior years) as computed for U.S. Federal income tax purposes. The Fund presently expects to distribute such excess to its shareholders each year. To the extent that the Fund retains any part of such excess for investment, it will be subject to U.S. Federal income tax on the amount retained at the then current rate, which currently is 35%. If any such amount is retained, the Fund expects to designate such amount as undistributed capital gains in a notice to its shareholders who
(i) if subject to U.S. Federal income tax on long-term capital gains, will be required to include in income for such tax purposes, as long-term capital gains, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of taxes paid by the Fund on such undistributed amount against their U.S. Federal income tax liabilities and to claim refunds to the extent such proportionate shares of the tax exceed such liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by 65% of the amount of undistributed capital gains included in the shareholder's gross income.

     The Fund will be subject to a non-deductible U.S. Federal 4% excise tax on amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with such requirement. Exchange control or other regulations referred to above, however, could limit the Fund's ability to satisfy such requirement.

  Distributions

     Shareholders subject to U.S. Federal alternative minimum tax will be required to include distributions from the Fund in alternative minimum taxable income.


     If the fair market value of a shareholder's shares is reduced below the shareholder's cost for such shares as a result of a distribution by the Fund, such distribution will be taxable for U.S. Federal income tax purposes even though from an economic viewpoint it may represent a return of invested capital. Investors should, therefore, consider the tax implications of buying shares in the Fund prior to a distribution since the price of shares purchased at that time may reflect the amount of the forthcoming distribution and the distribution will nevertheless be taxable to the purchasing shareholder. As of March 21, 1997, there was approximately $66.8 million of net unrealized appreciation in the Fund's net assets of approximately $474.2 million; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon exercise of the Rights. See "General" and "Non-U.S. Shareholders."


     Shareholders will be notified as to the U.S. Federal income tax status of any dividends, distributions and deemed distributions made by the Fund to its shareholders.

  Sale of Shares

     Upon the sale or exchange of shares of the Fund, a U.S. shareholder will realize a taxable gain or loss. Such gain or loss will be a capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term depending upon whether the shareholder has held the shares for more than one year. Under current U.S. Federal income tax law, the maximum rate for long-term capital gains for individuals is 28% and short-term capital gains are taxed at the same rate as ordinary income. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced, including, for example, pursuant to the Plan, within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, a U.S. shareholder will adjust the basis of the shares acquired to reflect the disallowed loss. Any loss realized by a U.S. shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder (and any amounts retained by the Fund which were designated as undistributed capital gains) with respect to such shares.

  Non-U.S. Income Taxes


     The Fund will be subject to Korean income taxes, including withholding taxes, described in the Prospectus under "Taxation -- Korean Taxation." So long as more than 50% in value of the Fund's total assets at the close of any taxable year in which it is a regulated investment company consists of stocks or securities of non-U.S. corporations, the Fund may elect to treat any such non-U.S. income taxes paid by it during such year (to the extent that such taxes are treated as income taxes under U.S. Federal tax principles) as paid by its shareholders. The Fund has qualified and expects to continue to qualify for this election annually. The Fund will notify shareholders in writing each year if it makes the election and of the amount of non-U.S. income taxes, if any, to be treated as paid by the shareholders and the amount to be treated by them as income from non-U.S. sources. If the Fund makes the election, shareholders will be required to include in income their proportionate shares of the amount of non-U.S. income taxes paid by the Fund for purposes of computing their U.S. income tax. U.S. shareholders will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize their deductions, a deduction for their shares of the non-U.S. income taxes in computing their U.S. Federal income tax liability. (For the treatment of non-U.S. shareholders, see "Non-U.S. Shareholders" below.) No deduction will be permitted for such income taxes in computing the alternative minimum tax imposed on individuals. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election to pass through the Fund's non-U.S. income taxes to its shareholders. However, such shareholders should not ordinarily be disadvantaged because the amount of additional income they are deemed to receive generally will not be subject to U.S. Federal income tax. Korean taxes imposed on dividends and interest qualify as income taxes that the Fund may elect to treat as having been paid by its shareholders, and the Fund believes that the Korean capital gains tax, if imposed on the Fund by Korea at some future date, should qualify for such treatment, but the Korean Securities Transaction Tax is not such an income tax. See "Taxation -- Korean Taxation" in the Prospectus.


     Generally, a credit for non-U.S. income taxes is subject to the limitation that it may not exceed the shareholder's U.S. Federal income tax (determined without regard to the availability of the credit) attributable to his or her total non-U.S. source taxable income. For this purpose, the portion of distributions paid by the Fund from its non-U.S. source income will be treated as non-U.S. source income. The Fund's gains from the sale of securities will generally be treated as derived from U.S. sources, unless the Korean capital gains tax were to be imposed on such gains, in which case the Fund would expect to elect to treat such gains as derived from a non-U.S. source. Additionally, certain currency fluctuation gains and losses, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to non-U.S. source "passive income," such as the portion of dividends received from the Fund which qualifies as non-U.S. source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the non-U.S. income taxes paid by the Fund.

     The foregoing is only a general description of the treatment of non-U.S. income taxes under the U.S. Federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

  Backup Withholding

     Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

  Non-U.S. Shareholders

     U.S. Federal income taxation of a shareholder who, under the Code, is a non-resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("non-U.S. shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

     If the income from the Fund is not treated as "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, dividends of net investment income (which includes short-term capital gains), whether received in cash or reinvested in shares, will be subject to a U.S. Federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such dividends. See the definition of "net investment income" at "General" above. Furthermore, such non-U.S. shareholders may be subject to U.S. Federal income tax at the rate of 30% (or lower treaty rate) on their income resulting from the Fund's election (described above) to "pass through" the amount of non-U.S. taxes paid by the Fund, but will not be able to claim a credit or deduction with respect to the non-U.S. income taxes treated as having been paid by them.


     A non-U.S. shareholder whose income is not treated as "effectively connected" with a U.S. trade or business generally will not be subject to U.S. Federal income taxation on distributions of net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains and any gain realized upon the sale of Fund shares. The Fund will incur a U.S. Federal income tax liability with respect to amounts retained by it that are designated as undistributed capital gains. The non-U.S. shareholder may claim a credit with respect to such taxes paid by the Fund and may claim a refund where such taxes exceed such shareholder's U.S. Federal income tax liabilities, but must file a tax return to do so. In addition, if the non-U.S. shareholder is treated as a non-resident alien individual but is physically present in the United States for more than 182 days during the taxable year, then in certain circumstances such distributions of net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gain from the sale of Fund shares will be subject to a U.S. Federal income tax of 30% (or lower treaty rate). In the case of a non-U.S. shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of distributions (including distributions of net long-term capital gains) unless IRS Form W-8 is provided. See "Backup Withholding" and
"Taxation -- U.S. Taxation."


     If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of net investment income (which includes short-term capital gains), whether received in cash or reinvested in shares, net long-term capital gains and amounts otherwise includible in income, such as amounts retained by the Fund which are designated as undistributed capital gains, and any gains realized upon the sale of shares of the Fund, will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. taxpayers. Non-U.S. shareholders that are corporations may also be subject to the branch profits tax.

     Transfers of shares of the Fund by gift by a non-U.S. shareholder will generally not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at death will be includible in the shareholder's gross estate for U.S. Federal estate tax purposes.

     The income tax and estate tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.

     Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

  Foreign Exchange-Related Transactions; Hedging Transactions

     Debt securities denominated in foreign currencies (and, in some circumstances, futures, options, forwards and other similar financial instruments based on foreign currencies) held by the Fund, and gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or expense denominated in a foreign currency and the time the Fund actually collects such income or pays such expense, will be subject to special rules for determining, among other things, the character and timing of income, deductions, gain, and loss attributable to foreign exchange gain or loss. In general, these rules operate to treat as ordinary income or loss (to be taken into account in computing net investment income) the portion of a gain or loss so attributable. In addition, the hedging transactions which may be undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character and timing of income, deduction, gain or loss recognized by the Fund. Certain hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. These rules may also require the acceleration of the recognition of income or gain by the Fund before the Fund receives the cash required to make distributions to shareholders. All of these rules may affect the timing and amount of distributions to shareholders. The gross income and diversification requirements applicable to regulated investment companies, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures and forward currency exchange contracts.

  Other Taxation


     If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies," the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income or gain is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Proposed regulations would generally allow the Fund to elect to mark to market annually all of the stock of passive foreign investment companies held by the Fund and thereby avoid the potential imposition of tax. Gain recognized pursuant to such election is generally treated as ordinary income subject to the distribution requirements discussed above. It is unclear, however, whether and in what form such regulations might be promulgated in final form. If the Fund were to invest in a passive foreign investment company which the Fund elected to treat as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund would ordinarily be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above. Proposed legislation would revise the passive foreign investment company rules in various respects; it is unclear whether and in what form such legislation might be enacted.


     Distributions from the Fund may be subject to additional U.S. Federal, state, local and non-U.S. taxes depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund and of the possible impact of changes in applicable tax laws.

     If the Fund did not qualify as a regulated investment company for any taxable year, (i) it would be subject to U.S. Federal income tax at regular corporate rates on its taxable income (which would be computed without deduction for distributions paid to shareholders) and to certain state and local taxes,
(ii) its distributions to shareholders out of its current or accumulated earnings and profits would be taxable to shareholders as ordinary dividend income (even if derived from long-term capital gains) and subject to withholding in the case of non-U.S. shareholders and (iii) non-U.S. income taxes, and U.S. Federal income taxes paid by the Fund on any undistributed long-term capital gains, would not "pass through" to shareholders. In addition, if the Fund failed to qualify for taxation as a regulated investment company for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains over aggregate losses that would have been realized if it had been liquidated) if it were to qualify as a regulated investment company in a later taxable year.

KOREAN TAXES

     For a discussion of Korean tax matters applicable to the Fund and its shareholders, see "Taxation -- Korean Taxation" and "The Offer -- U.S. Federal Income Tax Consequences; Korean Tax Consequences" in the Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     To the maximum extent feasible, the Manager places orders for portfolio transactions through its affiliate, Scudder Investor Services, Inc. (the "Distributor"), a corporation registered as a broker/dealer and a wholly owned subsidiary of the Manager, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor does not receive any commission, fees or other remuneration from the Fund for this service. Allocation of brokerage will be supervised by the Manager.

     The primary objective of the Manager in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker/dealer. Orders for agency transactions may be placed with Daewoo Securities, among other Korean brokers, when consistent with the above-stated policy and with Rule 17e-1 under the 1940 Act. The Manager seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Manager reviews, on a routine basis, commission rates and execution and settlement services performed by its brokers, and makes comparisons based on these factors among the Fund's brokers and with other brokers.

     When it can be done consistently with the policy of obtaining the most favorable net results, it is the Manager's practice to place such orders with brokers and dealers who supply market quotations to the Fund or its agents for portfolio evaluation purposes, or who supply research, market and statistical information to the Fund or the Manager. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Manager is not authorized when placing portfolio transactions for the Fund to pay a brokerage commission or transaction cost in excess of that which another broker might have charged for executing the same transaction on account of the receipt of research, market or statistical information, although it may do so in seeking to obtain the most favorable net results with respect to a particular transaction. The Manager will not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold shares of the Fund. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

     Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the management of the Fund that such information is only supplementary to the Manager's own research effort, since the information must still be analyzed, weighed and reviewed by the Manager's staff. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information will be used by the Manager in connection with the Fund. Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

     During the fiscal year ended June 30, 1996, the Fund paid total brokerage commissions of $2,211,569, of which $977,539 (44% of the total commission paid) resulted from orders placed with brokers and dealers who provided supplementary research, market and statistical information to the Fund or to the Manager. Daewoo Securities, with respect to portfolio transactions for the Fund, was paid $295,122, which amounted to 13% of total brokerage commissions paid. The aggregate amount of brokerage transactions was $686,897,249 for the fiscal year. The aggregate amount of brokerage transactions subject to brokerage commissions was $683,216,557 (99% of all brokerage transactions). The aggregate dollar amount of transactions subject to brokerage commissions that were effected through Daewoo Securities was $68,525,287 (10% of the aggregate dollar amount of transactions subject to brokerage commissions).

     During the fiscal years ended June 30, 1994 and 1995, the Fund paid total brokerage commissions of $603,867 and $461,281, respectively. During the same periods, the Fund paid Daewoo Securities with respect to portfolio transactions brokerage commissions of $134,564 and $74,082, respectively, which represented 22% and 16%, respectively, of the total commissions paid for each respective period.

     Brokerage commissions on equity securities may be negotiated up to a permitted maximum percentage of the sales value of the transaction. The Stock Exchange is permitted to alter the maximum commission rate from time to time. The rates currently provide for a maximum commission of 0.6% for equity securities and 0.3% for bonds. Each broker is required to report its commission rate schedule and any deviation therefrom to the KSEC at least seven days before its effectiveness. As a result of this practice, there generally is no deviation in commission rates schedules among Korean brokers and, in practice, securities companies currently collect brokerage commissions of up to 0.5% of the sales value for equity securities. A Securities Transaction Tax equal to 0.5% (in the case of transactions outside the Stock Exchange) or 0.35% (in the case of transactions on the Stock Exchange) of the sales proceeds is imposed upon a seller of Korean equity securities in most cases. In addition, a special agricultural and fishery tax equal to 0.15% of the sales proceeds is imposed in the case of transactions on the Stock Exchange. The Fund currently is not required to pay such taxes with respect to its sales on the Stock Exchange. It is, however, required to pay the Securities Transaction Tax with respect to any sales it makes outside of the Stock Exchange.

[LOGO]The Korea Fund, Inc.
Report of Independent Accountants


TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF THE KOREA FUND, INC.:

We have audited the accompanying statements of assets and liabilities of The Korea Fund, Inc. including the investment portfolios, as of December 31, 1996 and June 30, 1996, and the related statements of operations for the six months ended December 31, 1996 and for the year ended June 30, 1996, and the statements of changes in net assets for the six months ended December 31, 1996 and for each of the two years in the period ended June 30, 1996, and the financial highlights for the six months ended December 31, 1996 and for each of the five years in the period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 and June 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Korea Fund, Inc. as of December 31, 1996 and June 30, 1996, the results of its operations for the six months ended December 31, 1996 and for the year ended June 30, 1996, the changes in its net assets for the six months ended December 31, 1996 and for each of the two years in the period ended June 30, 1996, and the financial highlights for the six months ended December 31, 1996 and for each of the five years in the period ended June 30, 1996 in conformity with generally accepted accounting principles.

Boston, Massachusetts                        COOPERS & LYBRAND L.L.P.
February 24, 1997

[LOGO]The Korea Fund, Inc.
Investment Portfolio as of June 30, 1996

==========================================================================================================
                                  Principal                                                        Market
                                  Amount(e)                                                       Value($)
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.3%

                              U.S. $1,812,000    Repurchase Agreement with Donaldson, Lufkin &
                                                 Jenrette dated 6/28/96 at 5.45%, to be
                                                 repurchased at $1,812,823 on 7/1/96,
                                                 collateralized by a $1,817,000 U.S. Treasury
                                                 Note, 6.125%, 5/15/98 (Cost $1,812,000) .....   1,812,000
                                                                                                ----------
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS 2.2%

METALS & MINERALS
                              10,000,000,000     Korea Tungsten Exchange Bond, Zero Coupon
                                                 with 36.03% bonus interest at maturity,
                                                 11/11/98 (c)(f) (Cost $13,852,941) ..........  13,120,027
                                                                                                ----------
----------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 6.4%

CONSUMER STAPLES 1.8%

  Alcohol & Tobacco 0.7%       3,000,000,000     Jinro Ltd., 2% with 14.36% bonus interest at
                                                 maturity, 9/30/98 (Leading producer of Soju,
                                                 a distilled spirit) (c)(f) ..................    3,987,242
                                                                                                 ----------
  Food & Beverage 0.5%           800,000,000     Crown Confectionery Co., 3% with 16.28% bonus
                                                 interest at maturity, 12/31/97 (Major producer.  1,008,289 of snacks) (c)(f)
                               2,000,000,000     Haitai Confectionery Co., 1% with 12.69% bonus
                                                 interest at maturity, 6/30/98 (Major producer
                                                 of snacks) (c)(f) ............................   2,256,888
                                                                                                  ---------
                                                                                                  3,265,177
                                                                                                  ---------
  Textiles 0.6%            U.S.$   1,000,000     Kolon Industries, Inc., 0.25%, 12/31/04 (Leading
                                                 manufacturer of nylon, polyester yarn
                                                 and fabrics) ...................................   507,500
                               2,400,000,000     Kukje Corp., 12% with 4.62% bonus interest at
                                                 maturity, 12/31/97 (Shoe manufacturer) (c)(f) .. 3,085,109
                                                                                                 ----------
                                                                                                  3,592,609
                                                                                                 ----------
HEALTH 0.7%
  Pharmaceuticals              3,000,000,000    Korea Green Cross Corp., 1% with 11.88% bonus
                                                interest at maturity, 12/31/97 (Leading
                                                ethical drug  producer) (c)(f) .................  3,545,833
                                                                                                 ----------
                                 400,000,000    Yuhan Corp., 5.5% with 25.41% bonus interest at
                                                maturity, 12/31/97 (Pharmaceutical
                                                company) (c)(f) .................................   558,481
                                                                                                 ----------
                                                                                                  4,104,314
                                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

[LOGO]The Korea Fund, Inc.


===========================================================================================================
                            Principal                                                               Market
                             Amount(e)                                                             Value($)
-----------------------------------------------------------------------------------------------------------
MANUFACTURING 0.8%
  Containers & Paper      4,000,000,000   Hansol Paper Manufacturing Co., Ltd., 3% with
                                            28.24% bonus interest at maturity, 12/31/99
                                            (Korea's largest paper manufacturer) (c)(f) .......   4,688,666
                                                                                                 ----------
ENERGY 1.0%
Oil & Gas Production      2,000,000,000   Yukong, Ltd., 2% with 8.15% bonus interest at
                                            maturity, 12/31/97 (Korea's largest oil
                                            refiner) (c)(f) ...................................   2,318,739
                          3,000,000,000   Yukong, Ltd., 1% with 13.92% bonus interest at
                                            maturity, 12/31/98 (c)(f) .........................   3,263,747
                                                                                                 ----------
                                                                                                  5,582,486
                                                                                                 ----------
METALS & MINERALS 0.4%
Steel & Metals            1,000,000,000   Kangwon Industry, 6% with 19.52% bonus interest
                                            at maturity, 6/30/97 (Steel company) (c)(f) .......   1,414,095

                            500,000,000   Sammi Steel, 4% with 20.57% bonus interest at
                                            maturity, 12/31/97
                                            (Specialty steel company) (c)(f) ..................     660,673
                                                                                                 ----------
                                                                                                  2,074,768
                                                                                                 ----------
CONSTRUCTION 0.2%
Miscellaneous             1,000,000,000   Sungwon Construction, 5% with 21.11% bonus
                                            interest at maturity, 12/31/97
                                            (Construction company) (c)(f) .....................   1,343,259
                                                                                                 ----------
UTILITIES 1.5%
Electric Utilities        5,000,000,000   Korea Electric Power Co., 1% with 9.98% bonus
                                            interest at maturity, 12/31/97
                                            (Electric utility) (c)(f) .........................   5,815,125

                          2,300,000,000   Korea Electric Power Co., Zero Coupon with 30.5%
                                            bonus interest at maturity, 12/31/98 (c)(f) .......   2,775,824
                                                                                                 ----------
                                                                                                  8,590,949
                                                                                                 ----------
                                          TOTAL CONVERTIBLE BONDS (Cost $41,504,920) ..........  37,229,470
                                                                                                 ----------
-----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 3.4%            Shares
                                 ------
CONSUMER DISCRETIONARY 0.1%
  Apparel & Shoes                10,700   BYC (Leading maker of under garments) (c) ...........     567,184
                                                                                                 ----------
CONSUMER STAPLES 0.7%
  Alcohol & Tobacco 0.1%          5,800   Jinro, Ltd. .........................................      53,982
                                 46,165   Oriental Brewery Co., Ltd.
                                            (Korea's largest brewery) (g) .....................     682,914
                                                                                                 ----------
                                                                                                    736,896
                                                                                                 ----------




    The accompanying notes are an integral part of the financial statements.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------

  Food & Beverage 0.3%           70,690   Cheil Food and Chemical Co., Ltd. (Korea's
                                             leading sugar refiner and major integrated
                                             food processor) ..................................   1,838,707
                                                                                                 ----------
  Package Goods/Cosmetics 0.1%   56,070   Pacific Corp. (Leading cosmetics producer) ..........     435,455
                                                                                                 ----------
  Textiles 0.2%                 133,230   Kolon Industries, Inc. ..............................   1,220,290
                                 38,165   Kolon Industries, Inc. Rights (c)(g) ................     159,962
                                                                                                 ----------
                                                                                                  1,380,252
                                                                                                 ----------
HEALTH 0.1%
  Pharmaceuticals                 6,700   Korea Green Cross Corp. .............................     260,170
                                  4,700   Shin Poong Pharmaceutical Co., Ltd.
                                            (Specialized drug producer) (c) ...................      77,638
                                                                                                 ----------
                                                                                                    337,808
                                                                                                 ----------
FINANCIAL 1.0%
  Insurance 0.5%                  6,175   Samsung Fire & Marine Insurance Co.
                                            (Insurance company) (d) ...........................   2,428,285
                                                                                                 ----------
  Other Financial
  Companies 0.5%                 87,310   Shin Young Securities (Securities company) ..........     870,732
                                252,000   Ssangyong Investment & Securities
                                             (Securities company) .............................   2,336,095
                                                                                                 ----------
                                                                                                  3,206,827
                                                                                                 ----------
DURABLES 0.4%
  Automobiles 0.3%               99,130   Mando Machinery Corp.
                                             (Major auto parts manufacturer) ..................   1,906,346
                                                                                                 ----------
  Tires 0.1%                     74,650   Korea Kumho Co. (Korea's largest
                                             tire manufacturer) (g) ...........................     346,011
                                                                                                 ----------
MANUFACTURING 0.2%
  Chemicals                       3,700   Han Wha Corp., Ltd. (Leading producer of
                                             explosives and chemicals) ........................      28,279
                                 70,475   Oriental Chemical Industries Co., Ltd.
                                             (Manufacturer of specialty chemicals) ............   1,033,842
                                                                                                 ----------
                                                                                                  1,062,121
                                                                                                 ----------
TECHNOLOGY 0.4%
  Electronic Components/
  Distributors                    9,918   Samsung Display Devices (Leading manufacturer
                                             of CRT and picture tubes) ........................     402,246
                                 37,039   Samsung Electronics Co., Ltd. (Major electronics
                                              manufacturer) (d) ...............................   1,602,466
                                 11,162   Samsung Electronics Co., Ltd. (New) (b)(d)(g) .......     449,053
                                                                                                 ----------
                                                                                                  2,453,765
                                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------

ENERGY 0.0%
  Oil Companies                   1,174   Ssangyong Oil Refining Co.
                                            (Major oil refiner)(c) ............................      12,385
                                                                                                 ----------
CONSTRUCTION 0.5%
  Building Materials 0.2%        50,000   Ssangyong Cement Industrial Co., Ltd.
                                            (Major cement producer) ...........................     607,125
                                 27,000   Sung Shin Cement Co., Ltd.
                                            (Major cement company) ............................     352,811
                                                                                                 ----------
                                                                                                    959,936
                                                                                                 ----------
  Miscellaneous 0.3%             95,000   Hyundai Engineering & Construction Co.
                                            (Leading general contractor) ......................   2,049,433
                                                                                                 ----------
TRANSPORTATION 0.0%
  Airlines                       20,520   Korean Airlines Co., Ltd. (Airline) .................     252,959
                                                                                                 ----------
                                          TOTAL PREFERRED STOCKS (Cost $21,382,560) ...........  19,974,370
                                                                                                 ----------
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS 87.7%
CONSUMER DISCRETIONARY 4.0%
  Apparel & Shoes 0.5%           52,083   Shin Won (Major apparel manufacturer) ...............   1,592,281
                                 30,000   Ssang Bang Wool Co.
                                             (Leading underwear manufacturer) .................   1,427,515
                                                                                                 ----------
                                                                                                  3,019,796
                                                                                                 ----------
  Department & Chain
  Stores 3.3%                   182,591   Hwa Sung Industries (Department store) ..............   4,794,364
                                152,443   Shinsegae (Major department store chain) ............  10,335,756
                                 16,571   Shinsegae (New) (b)(g) ..............................   1,031,602
                                174,599   Taegu Department Store (Department store) ...........   3,379,197
                                                                                                 ----------
                                                                                                 19,540,919
                                                                                                 ----------
  Hotels & Casinos 0.2%         100,000   Hotel Shilla Co. (Luxury hotel and resort
                                             operator) ........................................   1,183,432
                                                                                                 ----------
CONSUMER STAPLES 3.5%
  Alcohol & Tobacco 0.1%         19,000   Jinro, Ltd. .........................................     405,202
                                  6,009   Jinro, Ltd. (New) (b)(g) ............................     120,002
                                                                                                 ----------
                                                                                                    525,204
                                                                                                 ----------
  Food & Beverage 2.5%          123,854   Cheil Food and Chemical Co., Ltd. ...................   8,092,039
                                120,000   Dongwon Industries Company (Leading deep-sea
                                             fishing and processing company) ..................   2,337,278
                                 32,271   Nhong Shim Co. (Manufacturer of instant noodles
                                             and snacks) ......................................   1,209,367
                                 48,000   Pulmuone Co., Ltd. (Food producer) ..................   2,633,136
                                                                                                 ----------
                                                                                                 14,271,820
                                                                                                 ----------


    The accompanying notes are an integral part of the financial statements.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------

  Textiles 0.9%                  20,356   Cheil Industries (Leading woolen yarn and
                                             fabric manufacturer) .............................     356,330
                                 30,000   Choongnam Spinning Co., Ltd. (Korea's leading
                                             manufacturer of cotton yarn) (g) .................     447,485
                                 33,500   Hankook Synthetics (Textile manufacturer) (g) .......   2,155,695
                                  6,700   Hankook Synthetics Rights (c)(g) ....................      60,293
                                  3,040   Taekwang Industrial Co., Ltd.
                                             (Major producer of acrylic fiber) ................   1,723,866
                                 29,600   Tongyang Nylon (Korea's largest producer
                                              of nylon filament yarn) .........................     773,570
                                                                                                 ----------
                                                                                                  5,517,239
                                                                                                 ----------
HEALTH 3.2%
  Pharmaceuticals                72,632   Chong Kun Dang Co., Ltd.
                                             (Pharmaceutical company) .........................   2,954,690
                                 11,011   Daewoong Pharmaceutical Co.
                                             (Pharmaceutical company) .........................     471,008
                                159,500   Dong-A Pharmaceutical (Pharmaceutical company) ......   4,089,744
                                 11,068   Korea Green Cross Corp. .............................   1,185,662
                                126,621   Yuhan Corporation ...................................   7,648,458
                                 27,565   Yuhan Corporation (New) (Common 1) (b)(g) ...........   1,444,172
                                 15,418   Yuhan Corporation (New) (Common 2) (b)(g) ...........     802,071
                                                                                                 ----------
                                                                                                 18,595,805
                                                                                                 ----------
COMMUNICATIONS 21.2%
  Cellular Telephone            100,702   Korea Mobile Telecom
                                            (Mobile telecommunication company) (d) ............ 123,940,923
                                                                                                 ----------
FINANCIAL 19.3%
  Banks 7.4%                    260,650   Cheju Bank (Regional bank) ..........................   3,309,535
                                  3,381   Daegu Bank (Regional bank) (New) (b) ................      47,097
                                134,691   Kookmin Bank (Major commercial bank) ................   2,490,588
                                428,454   Korea Exchange Bank (Major commercial bank) .........   4,912,010
                                200,000   Korea First Bank (Major commercial bank) (g) ........   1,651,874
                                385,000   Korea Housing Bank
                                            (Major commercial bank) (New) (b) .................   8,970,044
                                584,315   Korea Long Term Credit Bank
                                            (Major commercial bank) ...........................  15,126,498
                                365,585   Shin Han Bank (Major commercial bank) ...............   6,669,943
                                                                                                 ----------
                                                                                                 43,177,589
                                                                                                 ----------
  Insurance 10.4%                45,356   Daehan Fire & Marine Insurance Co., Ltd.
                                            (Insurance company) ...............................   1,889,833
                                 44,656   Hyundai Fire and Marine Insurance
                                            (Insurance company) ...............................   3,082,761




    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------

                                 49,912   LG Insurance Co. (Insurance company) ................   5,076,114
                                 68,967   Samsung Fire & Marine Insurance Co. (d) .............  50,657,418
                                                                                                 ----------
                                                                                                 60,706,126
                                                                                                 ----------
  Other Financial
  Companies 1.5%                 14,638   Boo Kook Securities (Securities company) ............     180,449
                                178,224   Hyundai Securities (Securities company) (g) .........   4,130,438
                                 14,578   Hyundai Securities Rights (c) (g) ...................      55,710
                                 50,000   LG Securities Co., Ltd.
                                             (Securities company) (g) .........................     899,901
                                145,000   Shinyoung Securities (Securities company) ...........   3,038,708
                                 27,081   Ssangyong Investment & Securities Co.
                                             (Securities company) .............................     487,405
                                                                                                 ----------
                                                                                                  8,792,611
                                                                                                 ----------
SERVICE INDUSTRIES 1.2%
  Miscellaneous Commercial
  Services                      243,132   Samsung Co., Ltd. (Trading company) .................   5,185,138
                                 44,589   Samsung Co., Ltd. (New) (b)(c)(g) ...................     874,094
                                 45,003   Sunkyong Ltd. (Trading company) .....................     926,467
                                                                                                 ----------
                                                                                                  6,985,699
                                                                                                 ----------
DURABLES 7.2%
  Automobiles 5.1%              116,209   Hyundai Motor Co., Ltd.
                                             (Korea's largest auto manufacturer) ..............   4,383,624
                                423,380   Hyundai Motor Services Co., Ltd.
                                             (Auto parts and services) ........................  14,926,859
                                113,341   Mando Machinery Corp.
                                             (Major auto parts manufacturer) ..................   5,588,808
                                 35,000   Samlip Industries (Auto parts manufacturer) .........   1,208,087
                                 90,000   Yoosung Enterprise (Leading manufacturer of
                                              engine parts) ...................................   3,827,663
                                                                                                 ----------
                                                                                                 29,935,041
                                                                                                 ----------
  Leasing Companies 0.3%         93,000   Korea Development Leasing Co.
                                             (Largest leasing company in Korea) ...............   2,120,932
                                                                                                 ----------
  Telecommunications
  Equipment 0.1%                  5,050   LG Information & Communication (Electronic
                                             telephone manufacturer) (New) (b)(c)(g) ..........     539,450
                                                                                                 ----------
  Tires 1.7%                    163,416   Hankook Tire Manufacturing Co., Ltd.
                                             (Major tire manufacturer) ........................   7,453,640
                                 42,995   Hankook Tire Manufacturing Co., Ltd.
                                             (New) (Common 1) (b)(g) ..........................   1,844,460
                                 11,569   Hankook Tire Manufacturing Co., Ltd. (New)
                                             (Common 2) (b) (g) ...............................     477,763
                                                                                                 ----------
                                                                                                  9,775,863
                                                                                                 ----------


    The accompanying notes are an integral part of the financial statements.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------
MANUFACTURING 5.5%
  Chemicals 2.2%                 85,550   Hanwha Co. (Producer of explosives and
                                             petrochemicals) ..................................   1,402,632
                                 37,540   Korea Chemical Co. (Paint company) ..................   3,864,140
                                150,009   LG Chemical Ltd. (Korea's largest integrated
                                             chemical company) ................................   2,367,006
                                 70,000   Namhae Chemical Co. (Chemical producer) .............   3,607,002
                                 50,047   Oriental Chemical Industries Co., Ltd. ..............   1,758,308
                                  4,755   Oriental Chemical Industries Co., Ltd. (New) (b)(g) .     161,196
                                                                                                 ----------
                                                                                                 13,160,284
                                                                                                 ----------
  Containers & Paper 2.5%       100,000   Asia Paper Manufacturing Co. (Specialized maker of
                                             cardboard used for packaging) ....................   3,821,499
                                 50,000   Dae Young Packaging Co. (New) (Leading producer of
                                             corrugated board base and boxes) (g) .............   1,183,432
                                115,762   Hansol Paper Manufacturing Co., Ltd. ................   4,338,221
                                145,807   Hansol Paper Manufacturing Co., Ltd.
                                             (New) (Common 1) (b) (g) .........................   4,529,507
                                 20,000   Korea Export Packaging Co. (Producer of
                                             corrugated boards) (g) ...........................     468,442
                                 15,000   Shin Poong Paper Manufacturing Co., Ltd. (Leading
                                             manufacturer of white duplex paperboard) .........     526,997
                                                                                                 ----------
                                                                                                 14,868,098
                                                                                                 ----------
Diversified Manufacturing 0.1%   22,339   Samsung Heavy Industries Co., Ltd.
                                             (New) (Machinery manufacturer) (b)(g) ............     316,689
                                                                                                 ----------
Electrical Products 0.7%        114,086   Kyungwon Century Co., Ltd. (Major manufacturer
                                             of heating and cooling equipment) ................   3,881,624
                                                                                                 ----------
TECHNOLOGY 10.3%
Electronic Components/
Distributors 9.9%               213,685   Samsung Display Devices .............................  15,304,609
                                 15,445   Samsung Display Devices (New) (b) (g) ...............   1,047,183
                                236,962   Samsung Electromechanics Co., Ltd.
                                             (Major electronics parts company) ................   8,500,486
                                 59,318   Samsung Electromechanics Co., Ltd. (New) (b) ........   1,945,092
                                235,218   Samsung Electronics Co., Ltd. .......................  19,746,490
                                143,723   Samsung Electronics Co., Ltd. (New) (b) .............  11,427,679
                                                                                                 ----------
                                                                                                 57,971,539
                                                                                                 ----------
Electronic Data Processing 0.4%  70,000   Trigem Computer Inc.
                                             (Major personal computer manufacturer) ...........   2,373,028
                                                                                                 ----------




    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------
ENERGY 0.7%
  Oil & Gas Production           25,243   Ssangyong Oil Refining Co. ..........................     585,020
                                119,731   Yukong, Ltd. ........................................   3,512,819
                                                                                                 ----------
                                                                                                  4,097,839
                                                                                                 ----------
METALS & MINERALS 2.2%
  Coal Mining 0.3%               30,000   Dongwon Company Ltd. (Thermal coal mining) (g) ......   1,834,320
                                                                                                 ----------
  Steel & Metals 1.9%           120,000   Inchon Iron & Steel Co. (Steel producer) ............   3,402,367
                                 70,857   Inchon Iron & Steel Co. (New) (b)(g) ................   1,843,051
                                 72,313   Kia Steel Co., Ltd.
                                            (Specialty steel company) (New) (b)(g) ............     384,207
                                 68,200   Pohang Iron & Steel Co., Ltd.
                                            (Leading steel producer)(d) .......................   5,605,902
                                                                                                 ----------
                                                                                                 11,235,527
                                                                                                 ----------
CONSTRUCTION 5.4%
  Building Materials 3.0%        10,000   Asia Cement Manufacturing Co.
                                            (Major producer of cement) ........................     368,590
                                 24,000   Hanil Cement Manufacturing Co., Ltd.
                                            (Cement manufacturing company) ....................   1,242,604
                                224,337   Keum Kang Co., Ltd. (Construction company and
                                            manufacturer of building materials) ...............  14,269,957
                                 58,915   Ssangyong Cement Industrial Co., Ltd. ...............   1,408,963
                                                                                                 ----------
                                                                                                 17,290,114
                                                                                                 ----------
  Homebuilding 0.3%              50,000   Chong Gu Housing & Construction Co. (Apartment
                                            building construction company) ....................   1,140,286
                                 46,300   Keang Nam Enterprises (Apartment and urban
                                            renewal construction company) .....................     499,414
                                                                                                 ----------
                                                                                                  1,639,700
                                                                                                 ----------
  Miscellaneous 2.1%             52,875   Dong Ah Construction Industries Co., Ltd.
                                            (Leading construction company) ....................   1,812,038
                                149,904   Hyundai Engineering & Construction Co. ..............   6,227,521
                                 30,870   Kumho Construction and Engineering (Engineering
                                            and construction company) .........................     308,243
                                120,150   LG Construction Co. (Major real estate developer
                                            and construction company) .........................   2,636,428
                                  1,234   Sungwon Construction Co. ............................      23,731
                                    240   Sungwon Construction Co. (New) (b)(g) ...............       3,935
                                 20,000   Tae Young Corp. (Construction company) ..............   1,407,791
                                                                                                 ----------
                                                                                                 12,419,687
                                                                                                 ----------
TRANSPORTATION 1.7%
  Airlines 0.6%                 148,416   Korean Airlines Co., Ltd. ...........................   3,457,917
                                                                                                 ----------




    The accompanying notes are an integral part of the financial statements.

===========================================================================================================
                                                                                                   Market
                                 Shares                                                            Value($)
-----------------------------------------------------------------------------------------------------------
  Marine Transportation 0.1%     27,930   Hyundai Merchant & Marine Co. (Marine
                                             transportation company) ..........................     502,685
                                  1,146   Korea Line Corp.
                                             (Marine transportation company) ..................      19,072
                                                                                                -----------
                                                                                                    521,757
                                                                                                -----------
  Trucking 1.0%                 162,216   Korea Express Co., Ltd.
                                             (General freight transport company) ..............   5,899,127
                                                                                                -----------
UTILITIES 2.3%
  Electric Utilities 1.0%       110,900    Korea Electric Power Co. ...........................   3,827,909
                                 91,000    Korea Electric Power Co. (ADR) .....................   2,206,750
                                                                                                -----------
                                                                                                  6,034,659
                                                                                                -----------
  Natural Gas Distribution 1.3%  12,900    Daehan City Gas Co. (Gas utility) ..................   1,176,775
                                 37,600    Daesung Industrial (Natural gas distributor) .......   2,363,905
                                 23,686    Daesung Industrial (New) (b)(g) ....................   1,343,141
                                 24,940    Samchully (Producer and distributor of
                                              anthracite and natural gas) .....................   1,936,908
                                  4,689    Samchully (New) (Common 1) (b)(g) ..................     335,259
                                  1,875    Samchully (New) (Common 2) (b)(g) ..................     125,509
                                                                                                -----------
                                                                                                  7,281,497
                                                                                                -----------
                                           TOTAL COMMON STOCKS (Cost $243,977,644) ............ 512,911,855
                                                                                                -----------
-----------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO - 100.0%
                                              (Cost $322,530,065) (a) ......................... 585,047,722
                                                                                                ===========



(a) The cost for federal income tax purposes was $323,133,356. At June 30, 1996, net unrealized appreciation for all securities based on tax cost was $261,914,366. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $282,963,094 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $21,048,728.

(b) New shares issued during 1996, eligible for a pro rata share of 1996 dividends (Note A).

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at June 30, 1996 was $56,623,037 (Note A).

(d) Equity securities that have met the foreign-ownership limitation valued at a premium in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at June 30, 1996 was $12,709,134 (Note A).

(e) Principal amount stated in Korean won unless otherwise noted. CHF Swiss Francs. U.S.$ United States Dollar.

(f) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.

(g)  Non-income producing.




    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Financial Statements

=========================================================================================


-----------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1996
-----------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $322,530,065) (Note A) ..............            $585,047,722
Cash:
   U.S. dollars .............................................................                     927
   Won at market (identified cost $105,662,409) (Note A) ....................             103,288,732
Receivables:
   Investments sold .........................................................               1,344,901
   Dividends and interest ...................................................                 761,486
Other assets ................................................................                   3,747
                                                                                         ------------
      Total assets ..........................................................             690,447,515
LIABILITIES
Payables:
   Investments purchased ....................................................  $671,454
   Accrued management fee (Note C) ..........................................   570,194
   Other accrued expenses and payables (Note C) .............................   518,281
                                                                               --------
      Total liabilities .....................................................               1,759,929
                                                                                         ------------
Net assets, at market value .................................................            $688,687,586
                                                                                         ============
NET ASSETS
Net assets consist of:
   Net unrealized appreciation (depreciation) on:
      Investments ...........................................................            $262,517,657
      Won ...................................................................              (2,373,677)
      Won related transactions ..............................................                  (5,496)
   Accumulated net realized gain ............................................              21,487,638
   Common stock .............................................................                 371,885
   Additional paid-in capital ...............................................             406,689,579
                                                                                         ------------
Net assets, at market value .................................................            $688,687,586
                                                                                         ============
NET ASSET VALUE per share ($688,687,586 [divided by sign] 37,188,528 shares of common stock issued and outstanding, 50,000,000 shares
   authorized, $.01 par value) ...............................................            $     18.52
                                                                                         ============

The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------


================================================================================================
------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1996
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Interest (net of withholding taxes of $370,894) (Note A) .....                $  4,663,894
      Dividends (net of withholding taxes of $1,224,537) (Note A) ..                   5,842,031
                                                                                    ------------
                                                                                      10,505,925
    Expenses:
      Management fee (Note C) ...................................... $ 7,516,289
      Custodian and accounting fees (Note C) .......................   1,523,660
      Directors' fees and expenses (Note C) ........................     123,343
      Legal ........................................................     157,144
      Auditing .....................................................     107,002
      Reports to shareholders ......................................      92,762
      Services to shareholders .....................................      78,223
      Other ........................................................     169,408       9,767,831
                                                                     -----------    ------------
    Net investment income ..........................................                     738,094
                                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
    Net realized gain (loss) during the period on:
      Investments ..................................................  24,364,471
      Won related transactions .....................................    (200,223)     24,164,248
                                                                     -----------
    Net unrealized depreciation during the period on:
      Investments .................................................. (58,463,815)
      Won ..........................................................  (2,415,407)
      Won related transactions .....................................     (27,316)    (60,906,538)
                                                                     -----------    ------------
    Net loss on investment transactions ............................                 (36,742,290)
                                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............                $(36,004,196)
                                                                                    ============



The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.

Financial Statements (continued)
======================================================================================================

------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------
                                                                               YEARS ENDED JUNE 30,
                                                                               --------------------
                                                                               1996            1995
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss) (Note A) ...................................   $   738,094    $   (615,149)
  Net realized gain from investment transactions (Note A) .................    24,164,248      13,445,142
  Net unrealized appreciation (depreciation) on investment transactions
       during the period (Note A) .........................................   (60,906,538)     64,721,917
                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations ...........   (36,004,196)     77,551,910
                                                                             ------------    ------------
Distributions to shareholders:
  From net investment income ($.02 per share) .............................      (738,094)             --
                                                                             ------------    ------------
  In excess of net investment income ($.04 per share) .....................    (1,489,524)             --
                                                                             ------------    ------------
  From net realized gains on investment transactions
      ($.36 and $.15 per share, respectively) .............................   (13,231,733)     (4,359,655)
                                                                             ------------    ------------
Fund share transactions:
        Net proceeds of shares issued in connection with the Fund's rights offering, net of broker and dealer manager fees of $4,006,960
           and expenditures and offering costs of $860,000 ................            --     109,617,621
                                                                             ------------    ------------
        Reinvestment of distributions .....................................     5,604,398       1,798,229
                                                                             ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .........................................   (45,859,149)    184,608,105
Net assets at beginning of period .........................................   734,546,735     549,938,630
                                                                             ------------    ------------
NET ASSETS AT END OF PERIOD ...............................................  $688,687,586    $734,546,735
                                                                             ============    ============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period .................................    36,930,508      29,474,985
  Shares issued in connection with the Fund's rights offering .............            --       7,386,102
  Shares issued to shareholders in reinvestment of distributions ..........       258,020          69,421
                                                                             ------------    ------------
Shares outstanding at end of period .......................................    37,188,528      36,930,508
                                                                             ============    ============

The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.

Financial Highlights

=============================================================================================================


-------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------------------------------------
                                                                              YEARS ENDED JUNE 30,
                                                                ----------------------------------------------
                                                                1996      1995(d)   1994     1993       1992
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...................       $19.89      $18.66   $11.40    $10.75    $ 10.27
                                                              ------      ------   ------    ------    -------
Income from investment operations (a):
   Net investment income (loss)........................         .02        (.02)    (.03)      .02        .08
   Net realized and unrealized gain (loss) on
       investment transactions.........................        (.97)       2.42(b)  7.13       .86        .78
                                                              ------      ------   ------    ------    -------
Total from investment operations                               (0.95)       2.40     7.10       .88        .86
                                                              ------      ------   ------    ------    -------
Less distributions:
   From net investment income..........................         (.02)         --     (.01)     (.04)      (.06)
   In excess of net investment income..................         (.04)         --       --        --         --
   From net realized gains on investment transactions..         (.36)       (.15)      --      (.20)      (.34)
                                                              ------      ------   ------    ------    -------
Total distributions....................................         (.42)       (.15)    (.01)     (.24)      (.40)
                                                              ------      ------   ------    ------    -------
Antidilution (dilution) resulting from the rights offering
   (1995), fourth tranche (1994), and reinvestment
   of distributions for shares at market value.........           --       (1.02)     .22       .01        .02
                                                              ------      ------   ------    ------    -------
Underwriting expenditures and offering costs...........           --          --     (.05)      --          --
                                                              ------      ------   ------    ------    -------
Net asset value, end of period.........................       $18.52      $19.89   $18.66    $11.40    $ 10.75
                                                              ======      ======   ======    ======    =======
Market value, end of period............................       $21.13      $19.63   $22.00    $15.00    $ 11.38
                                                              ======      ======   ======    ======    =======
TOTAL RETURN
Per share market value (%).............................         9.73       (5.43)   46.74     34.54     (17.01)
Per share net asset value (%) (c)......................        (5.09)      13.00    63.77      8.20       7.87
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions).................          689         735      550       258        241
Ratio of operating expenses to average
    net assets (%).....................................         1.28        1.32     1.37      1.52       1.52
Ratio of net investment income (loss) to
    average net assets (%) (d).........................          .10        (.10)    (.18)      .15        .70
Portfolio turnover rate (%)............................         32.6        10.5     14.3      14.3       18.2
Average commission rate paid (e).......................       $.1254      $   --   $   --    $   --    $    --



----------


(a)  Based on monthly average of shares outstanding during each period.
(b) Due to the timing and magnitude of the rights offering, the amount reported herein is not proportional to the aggregate value reported in the Statements of Changes in Net Assets.
(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(d) Certain amounts have been reclassified to conform with fiscal 1996 presentations.
(e) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after June 30, 1996.

[LOGO] The Korea Fund, Inc.
Notes To Financial Statements
===============================================================================

A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on the Korean, U.S., or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors including certain securities valued in good faith by the Valuation Committee amounting to $52,188,713 or 7.6% of the Fund's net assets at June 30, 1996, and certain investments in Korean equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors. The aggregate premium ($51,600,746) over the local share price ($133,083,301) for these securities valued by the Valuation Committee was approximately 7.5% of the Fund's net assets at June 30, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values or other market factors, respectively. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. At June 30, 1996, 25.7% of the Fund's net assets were invested in Korea Mobile Telecom and Samsung Fire & Marine Insurance Co.

DIVIDEND INCOME. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year end, receives substantially less dividend income in the first half of its year than in the second half of such year.

INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. Under the United States-Korea Income Tax Treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.125% on dividends and 12.9% on interest paid to the Fund by Korean issuers. Effective January 1, 1996, withholding taxes on dividends and interest were increased to 16.5% and 13.2%, respectively. Under the United States-Korea Income Tax Treaty, there is no Korean withholding tax on realized capital gains.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. It is expected that net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards which, if not distributed, would be taxable to the Fund, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from won related transactions includes net currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of won and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes. At June 30, 1996 the exchange rate for Korean won was U.S. $0.001233 to W 1.

SUBSCRIPTIONS FOR NEW SHARES. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue and acquisition discounts are accreted for both tax and financial reporting purposes. Certain amounts have been reclassified in the fiscal 1995 statement of changes in net assets and financial highlights to conform with fiscal 1996 presentation. Certain amounts with respect to bonus interest reported in the Fund's statements of operations and changes in net assets for the six months ended December 31, 1995 have been reclassified in the aforementioned statements for the year ended June 30, 1996.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

For the year ended June 30, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $244,667,165 and $224,953,333, respectively.

C. RELATED PARTIES
   ---------------

Under the Management Agreement the Fund agrees to pay the Manager a monthly fee at an annual rate equal to 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. For the year ended June 30, 1996, the fee pursuant to such agreements

[LOGO] The Korea Fund, Inc.
Notes To Financial Statements (continued)



amounted to $7,516,289 which was equivalent to an annual effective rate of 0.99% of the Fund's average month-end net assets.

Under the Advisory Agreement, the Manager pays the Korean Adviser a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375% of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000.

For the year ended June 30, 1996, brokerage commissions on investment transactions amounting to $295,613 were paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Adviser.

Effective August 21, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1996, the amount charged to the Fund by SFAC aggregated $343,236, of which $66,854 is unpaid at June 30, 1996.

The Fund pays each Director not affiliated with the Manager or the Korean Adviser $6,000 annually plus specified amounts for attended board and committee meetings. For the year ended June 30, 1996, Directors' fees and expenses amounted to $123,343.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN KOREA
   -------------------------------------------------

The Foreign Exchange Management Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities and, upon termination of the Fund or for payment of expenses in excess of income, to repatriate investment principal. The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy or the Securities and Exchange Commission of Korea ("KSEC") may issue orders imposing additional restrictions, when deemed in the public interest, for the protection of investors or in the interest of maintaining an orderly securities market. Under the Foreign Exchange Management Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Under current regulations of the Minister of Finance and the KSEC, foreigners are subject to certain restrictions with respect to investing in equity securities of Korean companies listed on the Korea Stock Exchange. Until
April 1, 1996, total foreign investment was limited generally to 15% of each class of a company's outstanding shares, while a single foreign investor could only invest up to 3% of each class of outstanding shares. At April 1, 1996, the limits were increased from 15% to 18% and 3% to 4%, respectively. Pursuant to its license, however, the Fund may invest in shares representing 5% of each class in general.

                              THE KOREA FUND, INC.
                          PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (1) Financial Statements:

     The following Financial Statements have been included as part of Item 23:

         (i)  --  Investment Portfolio as of December 31, 1996 and as of June 30, 1996
        (ii)  --  Statement of Assets and Liabilities as of December 31, 1996 and as of June 30,
                  1996
       (iii)  --  Statement of Operations for the six months ended December 31, 1996 and for the fiscal year ended June 30, 1996
        (iv)  --  Statements of Changes in Net Assets for the six months ended December 31, 1996 and for the fiscal years ended June 30, 1996 and June 30, 1995
         (v)  --  Financial Highlights for the six months ended December 31, 1996 and for each of the years ended June 30, 1992 through 1996
        (vi)  --  Notes to Financial Statements for the six months ended December 31, 1996 and for the fiscal year ended June 30, 1996
       (vii)  --  Report of Independent Accountants

     (2) Exhibits:


      a.      (i) --  Articles of Incorporation as of May 15, 1984. (Incorporated by reference to
                      Exhibit 1 to the Fund's original Registration Statement on Form N-2,
                      Registration No. 2-91879 (the "Registration Statement").)
      a.     (ii) --  Amendment dated November 14, 1986 to the Articles of Incorporation.
                      (Incorporated by reference to Exhibit 1(a)(2) to Amendment No. 6 to the
                      Registration Statement.)
      a.    (iii) --  Amendment dated December 1, 1988 to the Articles of Incorporation.
                      (Incorporated by reference to Exhibit 1(a)(3) to Amendment No. 8 to the
                      Registration Statement ("Amendment No. 8").)
      a.     (iv) --  Amendment dated October 29, 1990 to the Articles of Incorporation.
                      (Incorporated by reference to Exhibit 1(D) to Amendment No. 11 to the
                      Registration Statement ("Amendment No. 11").)
      b.      (i) --  Restated By-Laws dated April 15, 1993.
      b.     (ii) --  Amendment dated October 19, 1995 to the Restated By-Laws.
      b.    (iii) --  Amendment dated August 8, 1996 to the Restated By-Laws.
      c.         --   Not applicable.
      d.      (i) --  Specimen certificate representing shares of Common Stock, par value $.01 per share. (Incorporated by reference to Exhibit 4 to Amendment No. 2 to the
                      Registration Statement ("Amendment No. 2").)
      d.     (ii) --  Form of Subscription Rights Distribution and Agency Agreement.
      e.         --   Dividend Reinvestment and Cash Purchase Plan. (Incorporated by reference to
                      Exhibit 10(C) to Amendment No. 11.)
      f.         --   Not applicable.
      g.      (i) --  Investment Advisory, Management and Administration Agreement, dated October
                      14, 1994, between the Fund and the Manager. (Incorporated by reference to
                      Exhibit g(iii) to Amendment No. 16 to the Registration Statement.)


                                       (i)

      g.     (ii) --  Research and Advisory Agreement, dated October 14, 1994, between the Manager and the Korean Adviser. (Incorporated by reference to Exhibit (g)(ii) to
                      Amendment No. 17 to the Registration Statement ("Amendment No. 17").)
      h.      (i) --  Form of Dealer Manager Agreement.
      h.     (ii) --  Form of Soliciting Dealer Agreement.
                 --   Not applicable.
      j.      (i) --  Custodian Agreement, dated April 19, 1995, between the Fund and Brown
                      Brothers Harriman & Co. (the "Custodian").
      j.     (ii) --  Subcustodian Agreement (the "Subcustodian Agreement"), dated August 20,
                      1984, between the Custodian and Citibank, N.A. (Incorporated by reference to
                      Exhibit 9(b)(1) to Amendment No. 2.)
      j.    (iii) --  Amendment dated October 23, 1992 to the Subcustodian Agreement dated August
                      20, 1984. (Incorporated by reference to Exhibit j(v) to Amendment No. 17.)
      k.      (i) --  Agency Agreement (the "Agency Agreement") dated August 6, 1984, between the
                      Fund and State Street Bank and Trust Company. (Incorporated by reference to
                      Exhibit 10(a)(1) to Amendment No. 2.)
      k.     (ii) --  Fee Schedule relating to the Agency Agreement. (Incorporated by reference to
                      Exhibit 10(a)(2) to Amendment No. 2.)
      k.    (iii) --  Form of Information Agent Agreement.
      l.         --   Opinion of Debevoise & Plimpton, and consent to use of the same.
      m.         --   Not applicable.
      n.      (i) --  Opinion of Shin & Kim, and consent to use of the same.
      n.     (ii) --  Consent of Coopers & Lybrand L.L.P.
      n.    (iii) --  License, Approval and Confirmation (the "License"), dated June 22, 1984, issued by the Minister of Finance and Economy of the Republic of Korea (the
                      "MFE"). (Incorporated by reference to Exhibit 12(E) to the Registration
                      Statement.)
      n.     (iv) --  Amendment, dated April 11, 1986, to the License. (Incorporated by reference to Exhibit 12(F) to Amendment No. 3 to the Registration Statement.)
      n.      (v) --  Amendment, dated August 2, 1989, to the License. (Incorporated by reference to Exhibit 21(G) to Amendment No. 10 to the Registration Statement.)
      n.     (vi) --  Amendment, dated October 7, 1992, to the License. (Incorporated by reference to Exhibit 12(H) to Amendment No. 13.)
      n.    (vii) --  Amendment, dated October 20, 1993, to the License. (Incorporated by reference to Exhibit n(vii) to Amendment No. 15 to the Registration
                      Statement.)
      n.   (viii) --  Amendment, dated May 12, 1995, to the License. (Incorporated by reference to
                      Exhibit n(viii) to Amendment No. 17.)
      n.     (ix) --  Response to Inquiry Regarding Korean Tax Treatment of The Korea Fund, Inc.,
                      dated May 23, 1995, issued by the MFE. (Incorporated by reference to Exhibit
                      n(ix) to Amendment No. 17.)
      n.      (x) --  Amendment, dated March 30, 1996, to the License.


                                      (ii)

      n.     (xi) --  Amendment, dated February 28, 1997, to the License.
      o.         --   Not applicable.
      p.         --   Not applicable.
      q.         --   Not applicable.
      r.         --   Financial Data Schedule. (Incorporated by reference to Exhibit r to
                      Amendment No. 18 to the Registration Statement ("Amendment No. 18").)



Other Exhibit: Powers of Attorney. (Incorporated by reference to the Other Exhibit to Amendment No. 18.)



ITEM 25.  MARKETING ARRANGEMENTS



     See Exhibits h(i) and h(ii) to this Amendment No. 19.


ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration
Statement:


    SEC Registration fees.....................................................  $ 46,327
    Stock exchange listing fees...............................................  $ 50,898
    NASD Fees.................................................................  $ 16,388
    Printing (other than stock certificates) and related delivery expenses....  $165,000
    Printing stock certificates...............................................  $  1,000
    Dealer Manager expense reimbursement......................................  $ 25,000
    Information Agent's fees and expenses.....................................  $ 58,000
    Subscription Agent's fees and expense.....................................  $ 74,000
    Fees and expenses of qualification under state securities laws (including fees of counsel)........................................................  $  5,000
    Accounting fees and expenses..............................................  $ 27,500
    Legal fees and expenses...................................................  $253,000
    Travel and related out-of-pocket expenses and miscellaneous...............  $ 35,000
                                                                                --------
              Total...........................................................  $757,113
                                                                                ========


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


     Common Stock, par value $.01 per share: 1,437 record holders as of March 21, 1997.


ITEM 29.  INDEMNIFICATION

     The information under Item 3 of Part II of Amendment No. 13 is herein incorporated by reference. See also "The Offer -- Distribution Arrangements" in the Prospectus.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     Information as to the directors and officers of the Manager and Korean Adviser is included in their respective Forms ADV, File Nos. 801-00252 and 801-32282 respectively, filed with the Commission and is incorporated herein by reference thereto.

                                      (iii)

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     Certain accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be maintained by Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154. Records relating to the duties of the Registrant's custodian will be maintained by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, and those relating to the duties of the transfer agent will be maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts.

ITEM 32.  MANAGEMENT SERVICES

     Not applicable.

ITEM 33.  UNDERTAKINGS

     (a) Registrant undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b) Registrant undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains the form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made pursuant to Rule 415, a post effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (d) Registrant hereby undertakes to send by first-class mail other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, a Statement of Additional Information.

                                      (iv)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of March, 1997.


                                      THE KOREA FUND, INC.
                                      (Registrant)

                                      By:          /s/ JURIS PADEGS

                                      ------------------------------------------
                                                       Juris Padegs
                                                  Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



              SIGNATURE                               TITLE                         DATE
-------------------------------------  ------------------------------------  ------------------
          /s/ JURIS PADEGS             Chairman of the Board (Principal      March 25, 1997
-------------------------------------  Executive Officer) and Director
            Juris Padegs

        /s/ PAMELA A. MCGRATH          Treasurer (Principal Financial and    March 25, 1997
-------------------------------------  Accounting Officer)
          Pamela A. McGrath

                  *                    Director                              March 25, 1997
-------------------------------------
            Chang Hee Kim

                  *                    Director                              March 25, 1997
-------------------------------------
           Nicholas Bratt

                  *                    Director                              March 25, 1997
-------------------------------------
         Robert J. Callender

                  *                    Director                              March 25, 1997
-------------------------------------
      William H. Gleysteen, Jr.

                                       Director
-------------------------------------
             Sand C. Lee

                  *                    Director                              March 25, 1997
-------------------------------------
             Tai Ho Lee

                  *                    Director                              March 25, 1997
-------------------------------------
            Wilson Nolen

                  *                    Director                              March 25, 1997
-------------------------------------
           Hugh T. Patrick

         * /s/ JURIS PADEGS
-------------------------------------
            Juris Padegs
         as Attorney-in-Fact


                                       (v)

                                 EXHIBIT INDEX


                                                                                        SEQUENTIALLY
                                                                                          NUMBERED
    EXHIBIT                                      DESCRIPTION                               PAGES
    ----              ----------------------------------------------------------------- ------------
      a.      (i) --  Articles of Incorporation as of May 15, 1984. (Incorporated by
                      reference to Exhibit 1 to the Fund's original Registration
                      Statement on Form N-2. Registration No. 2-91879 (the
                      "Registration Statement").)
      a.     (ii) --  Amendment dated November 14, 1986 to the Articles of
                      Incorporation. (Incorporated by reference to Exhibit 1(a)(2) to
                      Amendment No. 6 to the Registration Statement.)
      a.    (iii) --  Amendment dated December 1, 1988 to the Articles of
                      Incorporation. (Incorporated by reference to Exhibit 1(a)(3) to
                      Amendment No. 8 to the Registration Statement ("Amendment No.
                      8").)
      a.     (iv) --  Amendment dated October 29, 1990 to the Articles of
                      Incorporation. (Incorporated by reference to Exhibit 1(D) to
                      Amendment No. 11 to the Registration Statement ("Amendment No.
                      11").)
      b.      (i) --  Restated By-Laws dated April 15, 1993.
      b.     (ii) --  Amendment dated October 19, 1995 to the Restated By-Laws.
      b.    (iii) --  Amendment dated August 8, 1996 to the Restated By-Laws.
      c.         --   Not applicable.
      d.      (i) --  Specimen certificate representing shares of Common Stock, par value $.01 per share. (Incorporated by reference to Exhibit 4 to
                      Amendment No. 2 to the Registration Statement ("Amendment No.
                      2").)
      d.     (ii) --  Form of Subscription Rights Distribution and Agency Agreement.
      e.         --   Dividend Reinvestment and Cash Purchase Plan. (Incorporated by
                      reference to Exhibit 10(C) to Amendment No. 11.)
      f.         --   Not applicable.
      g.      (i) --  Investment Advisory, Management and Administration Agreement,
                      dated October 14, 1994, between the Fund and the Manager.
                      (Incorporated by reference to Exhibit g(iii) to Amendment No. 16 to the Registration Statement.)
      g.     (ii) --  Research and Advisory Agreement, dated October 14, 1994, between the Manager and the Korean Adviser. (Incorporated by reference to
                      Exhibit g(ii) to Amendment No. 17 to the Registration Statement
                      ("Amendment No. 17").)
      h.      (i) --  Form of Dealer Manager Agreement.
      h.     (ii) --  Form of Soliciting Dealer Agreement.
      i.         --   Not applicable.
      j.      (i) --  Custodian Agreement, dated April 19, 1995, between the Fund and
                      Brown Brothers Harriman & Co. (the "Custodian").
      j.     (ii) --  Subcustodian Agreement (the "Subcustodian Agreement"), dated
                      August 20, 1984, between the Custodian and Citibank, N.A.
                      (Incorporated by reference to Exhibit 9(b)(1) to Amendment No.
                      2.)
      j.    (iii) --  Amendment, dated October 23, 1992, to the Subcustodian Agreement dated August 20, 1984. (Incorporated by reference to Exhibit j(v)
                      to Amendment No. 17.)

                                                                                        SEQUENTIALLY
                                                                                          NUMBERED
    EXHIBIT                                      DESCRIPTION                               PAGES
    ----              ----------------------------------------------------------------- ------------
      k.      (i) --  Agency Agreement (the "Agency Agreement") dated August 6, 1984, between the Fund and State Street Bank and Trust Company.
                      (Incorporated by reference to Exhibit 10(a)(1) to Amendment No.
                      2.)
      k.     (ii) --  Fee Schedule relating to the Agency Agreement. (Incorporated by reference to Exhibit 10(a)(2) to Amendment No. 2.)
      k.    (iii) --  Form of Information Agent Agreement.
      l.         --   Opinion of Debevoise & Plimpton, and consent to use of the same.
      m.         --   Not applicable.
      n.      (i) --  Opinion of Shin & Kim, and consent to use of the same.
      n.     (ii) --  Consent of Coopers & Lybrand L.L.P.
      n.    (iii) --  License, Approval and Confirmation (the "License"), dated June
                      22, 1984, issued by the Minister of Finance and Economy of the
                      Republic of Korea (the "MFE"). (Incorporated by reference to
                      Exhibit 12(E) to the Registration Statement.)
      n.     (iv) --  Amendment, dated April 11, 1986, to the License. (Incorporated by reference to Exhibit 12(F) to Amendment No. 3 to the Registration
                      Statement.)
      n.      (v) --  Amendment, dated August 2, 1989, to the License. (Incorporated by reference to Exhibit 12(G) to Amendment No. 10 to the
                      Registration Statement.)
      n.     (vi) --  Amendment, dated October 7, 1992, to the License. (Incorporated by reference to Exhibit 12(H) to Amendment No. 13.)
      n.    (vii) --  Amendment, dated October 20, 1993, to the License. (Incorporated by reference to Exhibit n(vii) to Amendment No. 15 to the
                      Registration Statement.)
      n.   (viii) --  Amendment, dated May 12, 1995, to the License. (Incorporated by reference to Exhibit n(viii) to Amendment No. 17.)
      n.     (ix) --  Response to Inquiry Regarding Korean Tax Treatment of The Korea
                      Fund, Inc., dated May 23, 1995, issued by the MFE. (Incorporated by reference to Exhibit n(ix) to Amendment No. 17.)
      n.      (x) --  Amendment, dated March 30, 1996, to the License.
      n.     (xi) --  Amendment, dated February 28, 1997, to the License.
      o.         --   Not applicable.
      p.         --   Not applicable.
      q.         --   Not applicable.
      r.         --   Financial Data Schedule. (Incorporated by reference to Exhibit r to Amendment No. 18 to the Registration Statement ("Amendment No.
                      18").)



Other Exhibit: Powers of Attorney. (Incorporated by reference to the Other Exhibit to Amendment No. 18.)